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                                                                   EXHIBIT 10.14




                                  OFFICE LEASE

                                     BETWEEN

                 METROPOLITAN LIFE INSURANCE COMPANY (LANDLORD)

                                       AND

                         CALICO COMMERCE, INC. (TENANT)

                                    RiverPark

                              San Jose, California

                                TABLE OF CONTENTS

                                                                                           PAGE
ARTICLE ONE - BASIC LEASE PROVISIONS.........................................................1
        1.01   BASIC LEASE PROVISIONS........................................................1
        1.02   ENUMERATION OF EXHIBITS & RIDER(S)............................................2
        1.03   DEFINITIONS...................................................................2

ARTICLE TWO - PREMISES, TERM, FAILURE TO GIVE POSSESSION, AND PARKING........................6
        2.01   LEASE OF PREMISES.............................................................6
        2.02   TERM..........................................................................6
        2.03   FAILURE TO GIVE POSSESSION....................................................6
        2.04   AREA OF PREMISES..............................................................6
        2.05   CONDITION OF PREMISES.........................................................6
        2.06   PARKING.......................................................................7

ARTICLE THREE - RENT.........................................................................7

ARTICLE FOUR - RENT ADJUSTMENTS AND PAYMENTS.................................................7
        4.01   RENT ADJUSTMENTS..............................................................7
        4.02   STATEMENT OF LANDLORD.........................................................8
        4.03   BOOKS AND RECORDS.............................................................8
        4.04   PARTIAL OCCUPANCY.............................................................8
        4.05   TENANT OR LEASE SPECIFIC TAXES................................................9

ARTICLE FIVE - SECURITY DEPOSIT..............................................................9
        5.01   INITIAL DEPOSIT...............................................................9
        5.02   LETTER OF CREDIT..............................................................9
        5.03   GENERAL PROVISIONS...........................................................10

ARTICLE SIX - SERVICES......................................................................10
        6.01   LANDLORD'S GENERAL SERVICES..................................................10
        6.02   ELECTRICAL SERVICES..........................................................11
        6.03   ADDITIONAL AND AFTER-HOUR SERVICES...........................................11
        6.04   TELEPHONE SERVICES...........................................................11
        6.05   DELAYS IN FURNISHING SERVICES................................................12
        6.06   CHOICE OF SERVICE PROVIDER...................................................12
        6.07   SIGNAGE......................................................................13

ARTICLE SEVEN - POSSESSION, USE AND CONDITION OF PREMISES...................................13
        7.01   POSSESSION AND USE OF PREMISES...............................................13
        7.02   LANDLORD ACCESS TO PREMISES; APPROVALS.......................................14
        7.03   QUIET ENJOYMENT..............................................................14

ARTICLE EIGHT - MAINTENANCE.................................................................15
        8.01   LANDLORD'S MAINTENANCE.......................................................15
        8.02   TENANT'S MAINTENANCE.........................................................15

ARTICLE NINE - ALTERATIONS AND IMPROVEMENTS.................................................15
        9.01   TENANT ALTERATIONS...........................................................15
        9.02   LIENS........................................................................16

ARTICLE TEN - ASSIGNMENT AND SUBLETTING.....................................................16
        10.01  ASSIGNMENT AND SUBLETTING....................................................16
        10.02  RECAPTURE....................................................................18
        10.03  EXCESS RENT..................................................................18
        10.04  TENANT LIABILITY.............................................................18
        10.05  ASSUMPTION AND ATTORNMENT....................................................18

ARTICLE ELEVEN - DEFAULT AND REMEDIES.......................................................18
        11.01  EVENTS OF DEFAULT............................................................18
        11.02  LANDLORD'S REMEDIES..........................................................19
        11.03  ATTORNEY'S FEES..............................................................21
        11.04  BANKRUPTCY...................................................................21
        11.05  LANDLORD'S DEFAULT...........................................................21

ARTICLE TWELVE - SURRENDER OF PREMISES......................................................21
        12.01  IN GENERAL...................................................................21
        12.02  LANDLORD'S RIGHTS............................................................22



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
ARTICLE THIRTEEN - HOLDING OVER.............................................................22

ARTICLE FOURTEEN - DAMAGE BY FIRE OR OTHER CASUALTY.........................................22
        14.01  SUBSTANTIAL UNTENANTABILITY..................................................22
        14.02  INSUBSTANTIAL UNTENANTABILITY................................................23
        14.03  RENT ABATEMENT...............................................................23
        14.04  WAIVER OF STATUTORY REMEDIES.................................................23

ARTICLE FIFTEEN - EMINENT DOMAIN............................................................23
        15.01  TAKING OF WHOLE OR SUBSTANTIAL PART..........................................23
        15.02  TAKING OF PART...............................................................24
        15.03  COMPENSATION.................................................................24

ARTICLE SIXTEEN - INSURANCE.................................................................24
        16.01  TENANT'S INSURANCE...........................................................24
        16.02  FORM OF POLICIES.............................................................24
        16.03  LANDLORD'S INSURANCE.........................................................24
        16.04  WAIVER OF SUBROGATION........................................................25
        16.05  NOTICE OF CASUALTY...........................................................25

ARTICLE SEVENTEEN - WAIVER OF CLAIMS AND INDEMNITY..........................................25
        17.01  WAIVER OF CLAIMS.............................................................25
        17.02  INDEMNITY BY TENANT..........................................................26

ARTICLE EIGHTEEN - RULES AND REGULATIONS....................................................26
        18.01  RULES........................................................................26
        18.02  ENFORCEMENT..................................................................26

ARTICLE NINETEEN - LANDLORD'S RESERVED RIGHTS...............................................26

ARTICLE TWENTY - ESTOPPEL CERTIFICATE.......................................................27
        20.01  IN GENERAL...................................................................27
        20.02  ENFORCEMENT..................................................................27

ARTICLE TWENTY-ONE - RELOCATION OF TENANT...................................................27

ARTICLE TWENTY-TWO - REAL ESTATE BROKERS....................................................27

ARTICLE TWENTY-THREE - MORTGAGEE PROTECTION.................................................27
        23.01  SUBORDINATION AND ATTORNMENT.................................................27
        23.02  MORTGAGEE PROTECTION.........................................................28

ARTICLE TWENTY-FOUR - NOTICES...............................................................28

ARTICLE TWENTY-FIVE - MISCELLANEOUS.........................................................29
        25.01  LATE CHARGES.................................................................29
        25.02  NO JURY TRIAL; VENUE; JURISDICTION...........................................29
        25.03  DEFAULT UNDER OTHER LEASE....................................................29
        25.04  OPTION.......................................................................29
        25.05  TENANT AUTHORITY.............................................................30
        25.06  ENTIRE AGREEMENT.............................................................30
        25.07  MODIFICATION OF LEASE FOR BENEFIT OF MORTGAGEE...............................30
        25.08  EXCULPATION..................................................................30
        25.09  ACCORD AND SATISFACTION......................................................30
        25.10  LANDLORD'S OBLIGATIONS ON SALE OF BUILDING...................................30
        25.11  BINDING EFFECT...............................................................30
        25.12  CAPTIONS.....................................................................30
        25.13  TIME; APPLICABLE LAW; CONSTRUCTION...........................................30
        25.14  ABANDONMENT..................................................................31
        25.15  LANDLORD'S RIGHT TO PERFORM TENANT'S DUTIES..................................31
        25.16  SECURITY SYSTEM..............................................................31
        25.17  NO LIGHT, AIR OR VIEW EASEMENTS..............................................31
        25.18  RECORDATION..................................................................31
        25.19  SURVIVAL.....................................................................31
        25.20  RIDERS.......................................................................31

                                  OFFICE LEASE

                                   ARTICLE ONE
                             BASIC LEASE PROVISIONS

1.01 BASIC LEASE PROVISIONS - In the event of any conflict between these Basic Lease Provisions and any other Lease provision, such other Lease provision shall control.

(1)     BUILDING AND ADDRESS:

        333 West San Carlos Street
        San Jose, California  95110

(2)     LANDLORD AND ADDRESS:

        Metropolitan Life Insurance Company,
        a New York corporation

        Notices to Landlord shall be addressed:

               Metropolitan Life Insurance Company
               c/o Office of Building Manager
               333 West San Carlos Street
               San Jose, CA  95110

               with copies to the following:

                      Metropolitan Life Insurance Company
                      101 Lincoln Centre Drive, Suite 600
                      Foster City, CA  94404
                      Attention:  Assistant Vice President

                                    and

                      Metropolitan Life Insurance Company
                      101 Lincoln Centre Drive, Suite 600
                      Foster City, CA  94404
                      Attention:  Associate General Counsel

(3)     TENANT AND CURRENT ADDRESS:

        Name:                Calico Commerce, Inc.
        State of incorporation:     a Delaware corporation

        Notices to Tenant shall be addressed:

               Calico Commerce, Inc.
               333 West San Carlos Street
               San Jose, CA  95110

(4)     DATE OF LEASE:  as of August 18, 1999

(5) LEASE TERM: The period commencing on the Commencement Date of September 1, 1999 and continuing until the expiration of 5 years after the Expansion Space A Commencement Date ("ESACD")

(6)     COMMENCEMENT DATE: September 1, 1999

(7) EXPIRATION DATE: sixty (60) months after the Expansion Space A Commencement Date ("ESACD")

(8)     MONTHLY BASE RENT:

        Period from/to                              Monthly        Monthly Rate/SF of Rentable Area
        --------------                              -------        --------------------------------
        09/01/99 - day before ESACD               $122,761.44                  $3.14
        ESACD - end of 60th month thereafter      $184,142.16                  $3.14

        (which amount from and after the ESACD is the combined total for the Premises initially delivered September 1, 1999 and Expansion Space A)

(9)     RENTABLE AREA OF THE BUILDING:      294,532 square feet



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(10)    RENTABLE AREA OF THE PREMISES: 39,096 square feet (35,213 usable square feet)

(11) SECURITY DEPOSIT: immediately available funds of One Hundred Eighty-four Thousand One Hundred and Forty-two Dollars ($184,142.00) plus the Letter of Credit, all as provided in Article Five

(12)    SUITE NUMBERS OF PREMISES: 300 & 400

(13)    TENANT'S SHARE:                     19.9109% (after the ESACD)

(14)    OPERATING EXPENSES BASE YEAR:       The calendar year 1999

(15)    TAXES BASE YEAR:                    The calendar year 1999

(16) TENANT'S USE OF PREMISES: General office use, including training and R&D labs for a computer software company, subject to all other provisions of the Lease.

(17)    PARKING SPACES:                     235  initially, subject to the
                                            provisions of Section 2.06

(18)    BROKERS:

        Landlord's Broker:   CB Richard Ellis

        Tenant's Broker:     Tory Corporate Real Estate Advisors, d/b/a The
                             Staubach Company

1.02    ENUMERATION OF EXHIBITS & RIDER(S)

The Exhibits and Rider(s) set forth below and attached to this Lease are incorporated in this Lease by this reference:

EXHIBIT A Plan of Premises
EXHIBIT B Workletter Agreement
EXHIBIT C Rules and Regulations
EXHIBIT D Form of Letter of Credit
EXHIBIT E Form of Subordination, Nondisturbance and Attornment
EXHIBIT F Expansion Space A
EXHIBIT G Roof Antenna

RIDER 1    Commencement Date Agreement
RIDER 2    Additional Provisions

1.03    DEFINITIONS

For purposes hereof, the following terms shall have the following meanings:

ADJUSTMENT YEAR: The applicable calendar year or any portion thereof after the Operating Expenses Base Year and Taxes Base Year for which a Rent Adjustment computation is being made.

AFFILIATE: Any corporation or other business entity which, as of the date hereof, is owned or controlled by, owns or controls, or is under common ownership or control with Tenant.

BUILDING: The office building located at the address specified in Section
1.01(1).

COMMENCEMENT DATE: The date specified in Section 1.01(6) as the Projected Commencement Date, unless changed by operation of Article Two.

COMMON AREAS: All areas of the Project made available by Landlord from time to time for the general common use or benefit of the tenants of the Building, and their employees and invitees, or the public, as such areas currently exist and as they may be changed from time to time.

COMPARABLE BUILDINGS: Other first class office buildings located in the City of San Jose, California, or if the Building is now or subsequently located in a recognized office sub-market within such City, first class office buildings located within such sub-market.

DECORATION: Tenant Alterations which do not require a building permit and which do not involve any of the structural elements of the Building, or any of the Building's systems, including its electrical, mechanical, plumbing, security, heating, ventilating, air-conditioning, communication, and fire and life safety systems.



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

DEFAULT RATE: Two (2) percentage points above the rate then most recently announced by Bank of America N.T.& S.A. at its San Francisco headquarters as its corporate base lending rate, from time to time announced, but in no event higher than the maximum rate permitted by Law.

ENVIRONMENTAL LAWS: All Laws governing the use, storage, disposal or generation of any Hazardous Material, including the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, and the Resource Conservation and Recovery Act of 1976, as amended.

EXPIRATION DATE: The date specified in Section 1.01(7) unless changed by operation of Article Two.

EXPANSION SPACE A: The entire fifth floor of the Building, designated as Suite 500, as depicted on Exhibit F.

FORCE MAJEURE: Any accident, casualty, act of God, war or civil commotion, strike or labor troubles, or any cause whatsoever beyond the reasonable control of Landlord, including water shortages, energy shortages or governmental preemption in connection with an act of God, a national emergency, or by reason of Law, or by reason of the conditions of supply and demand which have been or are affected by act of God, war or other emergency.

HAZARDOUS MATERIAL: Such substances, material and wastes which are or become regulated under any Environmental Law; or which are classified as hazardous or toxic under any Environmental Law; and explosives and firearms, radioactive material, asbestos, and polychlorinated biphenyls.

INDEMNITEES: Collectively, Landlord, any Mortgagee or ground lessor of the Property, the property manager and the leasing manager for the Property and their respective directors, officers, agents and employees.

INTEREST RATE: The rate then most recently announced by Bank of America N.T.& S.A. at its San Francisco headquarters as its corporate base lending rate, from time to time announced, but in no event higher than the maximum rate permitted by Law.

LAND: The parcel of real estate on which the Building is located.

LANDLORD WORK: The construction or installation of improvements to the Premises, to be furnished by Landlord, specifically described in the Workletter or exhibits attached hereto.

LAWS OR LAW: All laws, ordinances, rules, regulations, other requirements, orders, rulings or decisions adopted or made by any governmental body, agency, department or judicial authority having jurisdiction over the Property, the Premises or Tenant's activities at the Premises and any covenants, conditions or restrictions of record which affect the Property.

LEASE: This instrument and all exhibits and riders attached hereto, as may be amended from time to time.

LEASE YEAR: The twelve month period beginning on the first day of the first month following the Commencement Date (unless the Commencement Date is the first day of a calendar month in which case beginning on the Commencement Date), and each subsequent twelve month, or shorter, period until the Expiration Date.

MONTHLY BASE RENT: The monthly rent specified in Section 1.01(8).

MORTGAGEE: Any holder of a mortgage, deed of trust or other security instrument encumbering the Property.

NATIONAL HOLIDAYS: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other holidays recognized by the Landlord and the janitorial and other unions servicing the Building in accordance with their contracts.

OPERATING EXPENSES: All costs, expenses and disbursements of every kind and nature which Landlord shall pay or become obligated to pay in connection with the ownership, management, operation, maintenance, replacement and repair of the Building and Land, including the following:

        (i) capital replacements amortized over their useful life with interest on the unamortized cost at a per annum rate equal to the Interest Rate;

        (ii) any capital alterations, capital additions and capital improvements which (a) are intended as a labor-saving device or to effect other economies in the operation or maintenance of the Real Property, (b) are made to the Real Property after the Commencement Date to comply with Laws except those with which the Real Property was required to comply with prior to the Commencement Date, or (c) are reasonably determined by Landlord to be in the best interests of the Real Property and are of a type generally found in the Comparable Buildings; provided that in each case such cost shall be amortized over its useful life with interest on the unamortized cost at a per annum rate equal to the Interest Rate. Provided further, only if and to the extent that any amortized capital alterations, capital additions and capital improvements included in item (a) would exceed the cost of an otherwise permitted cost item or capital item (such as, without limitation, a like kind replacement light bulb or fixture, or a capital item under items (b) or (c)), then such excess shall be subject to the further limitation that such amortized amount annually not exceed the anticipated savings annually; and

        (iii) Project Operating Expenses, provided however, if and when a second office building is built and ready for occupancy, the Building shall share the Project Operating Expenses on an equitable basis with the second building.

Operating Expenses shall not include, (i) costs of alterations of the premises of tenants of the Building, (ii) depreciation charges, (iii) interest and principal payments on loans (except for loans for capital expenditures or improvements which Landlord is allowed to include in Operating Expenses as provided above), (iv) ground rental payments, (v) real estate brokerage and leasing commissions, (vi) advertising and marketing expenses, (vii) costs of Landlord reimbursed by insurance or condemnation proceeds or under any contractor, manufacturer or supplier warranty to the extent reimbursed, (viii) expenses incurred in negotiating leases of other tenants in the Building or enforcing lease obligations of other tenants in the Building, (ix) Landlord's or Landlord's property manager's corporate general overhead or corporate general administrative expenses, (x) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the operation and management of the Buildings or Real Property unless such wages and benefits are prorated to reflect time spent on operating and managing the Real Property vis-a-vis time spent on matters unrelated to operating and managing the Real Property, (xi) the expense of service provided to other tenants in the Buildings which are made available to Tenant at cost or for which Tenant is separately charged, (xii) compensation (including benefits) of any employee of Landlord above the grade of Building Manager or Building engineer, (xiii) costs of capital additions, capital alterations or capital improvements, except those specifically authorized above, (ivx) rentals and other related expenses for leasing heating, ventilation and air conditioning systems, elevators, or other items (except when needed in connection with normal repairs and maintenance of the Building and/or to an ameliorate an emergency condition in the Building) which if purchased, rather than rented, would constitute a capital improvement not specifically authorized to be included in Operating Expenses, (xv) costs and overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Building to the extent the same exceeds typical costs and overhead and profit increment of such goods and/or services rendered by qualified unaffiliated third parties on a competitive basis, (xvi) costs of signs (other than the Building directories) in or on the Building identifying the owner of the Building or other tenants' signs, (xvii) costs of large scale cleanup, removal and/or remediation of Hazardous Materials in, on or under the Real Property required to comply with Environmental Law which are incurred as a result of (A) the introduction by Landlord or any tenant of the Real Property of any such Hazardous Materials in, on or under the Real Property in violation of Environmental Law, or (B) as a result of the presence of Hazardous Materials in, on, or under the Real Property as of the Commencement Date, to the extent such Hazardous Materials are in violation of Environmental Law in effect as of such date, (xviii) any costs expressly excluded from Operating Expenses elsewhere in this Lease, (xiv) any separate charge to Tenant or other occupants of the Real Property for after hours or excess usage of heat, ventilation and air-conditioning ("HVAC") or utilities, and (xv) if earthquake or flood insurance is not maintained during the Operating Expenses Base Year but is maintained during any subsequent Adjustment Year, the Operating Expenses for the Operating Expenses Base Year shall be increased to reflect the premiums which would have been paid for such insurance had it been maintained during the Operating Expenses Base Year. If any Operating Expense, though paid in one year, relates to more than one calendar year, such expense shall be proportionately allocated among such related calendar years.

OPERATING EXPENSES BASE YEAR: The calendar year designated in Section 1.01(14).

PREMISES: Prior to the ESACD, the entire third and fourth floors of the Building, designated by the Suite Numbers listed in Section 1.01(12) and depicted on Exhibit A attached hereto (sometimes referred to in this Lease as the "Initial Premises"), and after the ESACD the Initial Premises together with Expansion Space A.

PROJECT or PROPERTY: The Project consists of (a) the Building, associated parking facility, plaza, improvements (including landscaping) and associated river-bank area; and (b) the Land on which the Building is located, other land on which the parking facility, plaza and improvements are located, other land on which a second building may be built, and land and interests in real property associated with the foregoing (the area of which is generally described as bounded by the Guadalupe River, West San Carlos Street, Woz Way and Park Avenue). A second building (sometimes referred to as a "Second Tower") may be built as part of the Project and, if built, will share the parking facility, plaza and other improvements and area outside of the buildings. As of the date of this Lease, the Second Tower and additional plaza area may or may not be built, and Landlord shall have no obligation to build it and shall have no liability whether or not it is built. The Project also includes the personal property, fixtures, machinery, equipment, systems and apparatus located in or used in conjunction with any of the foregoing items described in this paragraph. The Project may also be referred to as the Property.



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

PROJECT OPERATING EXPENSES: All costs, expenses and disbursements of every kind and nature which Landlord shall pay or become obligated to pay in connection with the ownership, management, operation, maintenance, replacement and repair of the Project (including the amortized portion of any capital expenditure or improvement, together with interest thereon); provided however: (a) excluding Operating Expenses which are directly and separately identifiable to the Building and Land; (b) if and when a second office building is built and ready for occupancy, excluding Operating Expenses which are directly and separately identifiable to it and the parcel of land on which it is built; and (c) excluding costs, expenses and disbursements of the same type and to the same extent as those specifically excluded from Operating Expenses. If any Project Operating Expense, though paid in one year, relates to more than one calendar year, such expense shall be proportionately allocated among such related calendar years.

REAL PROPERTY: The Property excluding any personal property.

RENT: Collectively, Monthly Base Rent, Rent Adjustments and Rent Adjustment Deposits, and all other charges, payments, late fees or other amounts required to be paid by Tenant under this Lease.

RENT ADJUSTMENT: Any amounts owed by Tenant for payment of Operating Expenses or Taxes. The Rent Adjustments shall be determined and paid as provided in Article Four.

RENT ADJUSTMENT DEPOSIT: An amount equal to Landlord's estimate of the Rent Adjustment attributable to each month of the applicable Adjustment Year. On or before the beginning of each Adjustment Year or with Landlord's Statement (defined in Article Four), Landlord may estimate and notify Tenant in writing of its estimate of the excess, if any, of Operating Expenses over those for the Operating Expenses Base Year and of Taxes over those for the Taxes Base Year. Prior to the first determination by Landlord of the amount of Operating Expenses for the Operating Expenses Base Year and of Taxes for the Taxes Base Year, Landlord may estimate such amounts in the foregoing calculation. The last estimate by Landlord shall remain in effect as the applicable Rent Adjustment Deposit unless and until Landlord notifies Tenant in writing of a change.

RENTABLE AREA OF THE BUILDING: The amount of square footage set forth in Section 1.01(9), which represents the sum of the rentable area of all space intended for occupancy in the Building, calculated in accordance with the BOMA Standard.

RENTABLE AREA OF THE PREMISES: The amount of square footage set forth in Section 1.01(10), calculated in accordance with the BOMA Standard.

SECOND TOWER: As defined under Project or Property above.

SECURITY DEPOSIT: The funds and Letter of Credit specified in Section 1.01(11), if any, deposited by Tenant with Landlord as security for Tenant's performance of its obligations under this Lease. The Security Deposit is more particularly provided for in Article Five.

STANDARD OPERATING HOURS: Monday through Friday from 7:00 A.M. to 6:00 P.M., excluding National Holidays.

SUBSTANTIALLY COMPLETE: The completion of the Landlord Work or Tenant Work, as the case may be, except for minor insubstantial details of construction, decoration or mechanical adjustments which remain to be done, which shall apply and be determined separately for each of the Premises and Expansion Space A.

TAXES: All federal, state and local governmental taxes, assessments and charges of every kind or nature, whether general, special, ordinary or extraordinary, which Landlord shall pay or become obligated to pay because of or in connection with the ownership, leasing, management, control or operation of: (a) the Building, Land or any personal property used in connection therewith; and (b) the Project, excluding those described in (a), those separately and directly identifiable to the Second Tower and its parcel of land, and if and when the Second Tower is built and ready for occupancy, excluding its equitable share of Taxes of the Project. Any rental or similar taxes levied in lieu of or in addition to general real and/or personal property taxes described above may be included in Taxes. For purposes hereof, Taxes for any year shall be Taxes which are assessed for any period of such year, whether or not such Taxes are billed and payable in a subsequent calendar year. There shall be included in Taxes for any year the amount of all fees, costs and expenses (including reasonable attorneys' fees) paid by Landlord during such year in seeking or obtaining any refund or reduction of Taxes. Taxes for any year shall be reduced by the net amount of any tax refund received by Landlord attributable to such year. If a special assessment payable in installments is levied against any part of the Property, Taxes for any year shall include only the installment of such assessment and any interest payable or paid during such year. Taxes shall not include any federal or state inheritance, general income, franchise, gift or estate taxes, or any exactions or impositions for off-site improvements, impact fees or the like imposed separately as to, and solely as a condition of, construction of the Second Tower, except that if a change occurs in the method of taxation resulting in whole or in part in the substitution of any such taxes, or any other assessment, for any Taxes as above defined, such substituted taxes or assessments shall be included in the Taxes.

TAXES BASE YEAR: The calendar year designated in Section 1.01(15).

TENANT ADDITIONS: Collectively, Landlord Work, Tenant Work and Tenant
Alterations.

TENANT ALTERATIONS: Any alterations, improvements, additions, installations or construction in or to the Premises or any Real Property systems serving the Premises (excluding Landlord Work or Tenant Work); and any supplementary air-conditioning systems installed by Landlord or by Tenant at Landlord's request pursuant to Section 6.01(b).

TENANT DELAY: Any event or occurrence which delays the Substantial Completion of the Landlord Work in Expansion Space A which is caused by or is described as follows:

        (i) special work, changes, alterations or additions requested or made by Tenant in the design or finish in any part of Expansion Space A or the Premises after approval of the plans and specifications (as described in the Workletter);

        (ii) Tenant's delay in submitting plans, supplying information, approving plans, specifications or estimates, giving authorizations or otherwise;

        (iii) failure to approve and pay for such Tenant Work as Landlord undertakes to complete at Tenant's expense;

        (iv) the performance or completion by Tenant or any person engaged by Tenant of any work in or about Expansion Space A or the Premises; or

        (v) failure to perform or comply with any obligation or condition binding upon Tenant pursuant to the Workletter, including the failure to approve and pay for such Landlord Work or other items if and to the extent the Workletter provides they are to be approved or paid by Tenant.

TENANT WORK: All work installed or furnished to the Premises by Tenant pursuant to the Workletter.

TENANT'S SHARE: The percentage specified in Section 1.01(13) which represents the ratio of the Rentable Area of the Premises (after addition to it of Expansion Space A) to the Rentable Area of the Building.

TERM: The term of this Lease commencing on the Commencement Date and expiring on the Expiration Date.

TERMINATION DATE: The Expiration Date or such earlier date as this Lease terminates or Tenant's right to possession of the Premises terminates.

WORKLETTER: The Agreement regarding the manner of completion of Landlord Work and Tenant Work set forth on Exhibit B attached hereto.

                                   ARTICLE TWO

             PREMISES, TERM, FAILURE TO GIVE POSSESSION, AND PARKING

2.01    LEASE OF PREMISES

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises for the Term and upon the terms, covenants and conditions provided in this Lease.

2.02    TERM

        (a) The Commencement Date shall be the date specified in Section 1.01(6), unless changed by operation of Rider 2.

2.03    FAILURE TO GIVE POSSESSION

(Intentionally omitted; see Rider 2)

2.04    AREA OF PREMISES

The Rentable Area of the Premises and the Rentable Area of the Building as set forth in Article One have been calculated by Landlord pursuant to the Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1996 (the "BOMA Standard"). The Rentable Area of the Premises and of the Building shall be certified to Landlord and Tenant with reasonably particularized supporting calculations by Landlord's planner/designer prior to the Commencement Date, and such certification shall be made in accordance with the provisions of this
Section 2.04.

2.05    CONDITION OF PREMISES

The Premises shall be delivered and leased in the condition provided in Rider 2.



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

2.06    PARKING

During the Term, Tenant may use the number of Parking Spaces specified in
Section 1.01(17) for parking on an unassigned basis, subject to the provisions hereof. Such number is the total Parking Spaces for both the Premises and Expansion Space A and represents a rate of 4 spaces per 1000 square feet of Rentable Area. In the event that a Second Tower is built, at such time as parking spaces are needed for tenants occupying the Second Tower, the number of Parking Spaces Tenant may use shall be reduced to 141 spaces, which represents the total Parking spaces for both the Premises and Expansion Space A at a rate of 2.4 spaces per 1000 square feet of Rentable Area. The rate payable by Tenant to Landlord for such Parking Spaces allocable to the Premises and Expansion Space A for the initial Term shall be Seventy Dollars ($70.00) per unassigned Parking Space. The rate payable during any extensions of the initial Term shall be at the prevailing rates, and the number of parking spaces and rate payable for any expansion pursuant to the Rights of First Offer shall be separately negotiated for any and each such expansion. The prevailing rates mean base rates being charged from time to time by Landlord or its parking operator to other tenants for similar parking rights without consideration of any discounts, which rate as of the date of this Lease is Eighty-five Dollars ($85.00) per space per month for unassigned parking. The parking charge is payable only for the number of Parking Spaces Tenant (including its employees) actually requests to use on a monthly basis, based upon parking passes, keycards or other means of prepaid access to the garage requested by Tenant or its employees and issued by Landlord or its parking operator, and is due and payable in advance as additional Rent at the same time and manner as Monthly Base Rent. Landlord or its parking operator may deny monthly parking if and to the extent such parking is not prepaid and will honor only those passes or keycards or the like for which payment has been received. Holders of paid-up monthly parking passes, keycards or the like will have access to the parking garage twenty-four (24) hours every day, including weekends and National Holidays. The locations and type of parking shall be designated by Landlord or Landlord's parking operator from time to time. Tenant acknowledges and agrees that the parking spaces in the Project's parking facility may include a mixture of spaces for compact vehicles as well as full-size passenger automobiles, and that Tenant shall not use parking spaces for vehicles larger than the striped size of the parking spaces. All vehicles using Tenant's spaces shall prominently display identification stickers or other markers, and/or have passes or keycards for ingress and egress, as may be required and provided by Landlord or its parking operator from time to time. Tenant shall comply with any and all parking rules and regulations from time to time established by Landlord or Landlord's parking operator, including a requirement that Tenant pay to Landlord or Landlord's parking operator a charge for loss and replacement of passes, keycards, identification stickers or markers, and for any and all loss or other damage caused by persons or vehicles related to use of Tenant's parking privileges. Tenant shall not allow any vehicles using Tenant's parking privileges to be parked, loaded or unloaded except in accordance with this Section, including in the areas and in the manner designated by Landlord or its parking operator for such activities. If any vehicle is using the parking or loading areas contrary to any provision of this Section, Landlord or its parking operator shall have the right, in addition to all other rights and remedies of Landlord under this Lease, to remove or tow away the vehicle without prior notice to Tenant, and the cost thereof shall be paid to Landlord within ten (10) days after notice from Landlord to Tenant. Upon Tenant's request for additional parking on a month-to-month basis, and subject to availability of spaces for such parking, Landlord may, without obligation to do so, from time to time provide additional parking on a month-to-month basis at the prevailing rates, but Landlord shall determine such availability and may terminate such additional use in Landlord's sole discretion.

                                  ARTICLE THREE
                                      RENT

Tenant agrees to pay to Landlord at the first office specified in Section 1.01(2), or to such other persons, or at such other places designated by Landlord, without any prior demand therefor in immediately available funds and (except as otherwise expressly provided in this Lease) without any deduction or offset whatsoever, Rent, including Monthly Base Rent and Rent Adjustments in accordance with Article Four, during the Term. Monthly Base Rent shall be paid monthly in advance on the first day of each month of the Term, except that the first installment of Monthly Base Rent shall be paid by Tenant to Landlord no later than the Commencement Date. Monthly Base Rent shall be prorated for partial months within the Term. Unpaid Rent shall bear interest at the Default Rate from the date due until paid. Tenant's covenant to pay Rent shall be independent of every other covenant in this Lease.

                                  ARTICLE FOUR
                          RENT ADJUSTMENTS AND PAYMENTS

4.01    RENT ADJUSTMENTS

Tenant shall pay to Landlord Rent Adjustments with respect to each Adjustment Year as follows:

                (i) The Rent Adjustment Deposit representing Tenant's Share of Operating Expenses for the applicable Adjustment Year in excess of Operating Expenses for the Operating Expenses Base Year, monthly during the Term with the payment of Monthly Base Rent; and



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

                (ii) The Rent Adjustment Deposit representing Tenant's Share of Taxes for the applicable Adjustment Year in excess of Taxes for the Taxes Base Year, monthly during the Term with the payment of Monthly Base Rent; and

                (iii) Any Rent Adjustments due in excess of the Rent Adjustment Deposits in accordance with Section 4.02. Rent Adjustments due from Tenant to Landlord for any Adjustment Year shall be Tenant's Share of Operating Expenses for such year in excess of Operating Expenses for the Operating Expenses Base Year and Tenant's Share of Taxes for such year in excess of Taxes for the Taxes Base Year.

Notwithstanding any provision of this Article Four to the contrary, as a concession to Tenant, Landlord agrees to waive collection from Tenant of any Rent Adjustment or Rent Adjustment Deposits for the year 2000, but Rent Adjustments and Rent Adjustment Deposits for the Adjustment Year 2001 and thereafter shall be payable based upon the Operating Expenses Base Year and Taxes Base Year.

4.02    STATEMENT OF LANDLORD

As soon as feasible after the expiration of the Operating Expenses Base Year and the Taxes Base Year, and each Adjustment Year thereafter, Landlord will furnish Tenant a statement ("Landlord's Statement") showing the following:

                (i) Operating Expenses and Taxes for the Operating Expenses Base Year and Taxes Base Year and thereafter for the last Adjustment Year;

                (ii) The amount of Rent Adjustments due Landlord for the last Adjustment Year, less credit for Rent Adjustment Deposits paid, if any; and

                (iii) Any change in the Rent Adjustment Deposit due monthly in the current Adjustment Year, including the amount or revised amount due for months preceding any such change pursuant to Landlord's Statement.

Tenant shall pay to Landlord within ten (10) days after receipt of such statement any amounts for Rent Adjustments then due in accordance with Landlord's Statement. Any amounts due from Landlord to Tenant pursuant to this Section shall be credited to the Rent Adjustment Deposit next coming due, or refunded to Tenant if the Term has already expired provided Tenant is not in default hereunder. No interest or penalties shall accrue on any amounts which Landlord is obligated to credit or refund to Tenant by reason of this Section
4.02. Landlord's failure to deliver Landlord's Statement or to compute the amount of the Rent Adjustments shall not constitute a waiver by Landlord of its right to deliver such items nor constitute a waiver or release of Tenant's obligations to pay such amounts. The Rent Adjustment Deposit shall be credited against Rent Adjustments due for the applicable Adjustment Year. During the last complete calendar year or during any partial calendar year in which the Lease terminates, Landlord may include in the Rent Adjustment Deposit its estimate of Rent Adjustments which may not be finally determined until after the termination of this Lease. Tenant's obligation to pay Rent Adjustments and Landlord's obligation to refund any overpayments shall survive the expiration or termination of the Lease. Notwithstanding the foregoing, in no event shall the sum of Monthly Base Rent and the Rent Adjustments be less than the Monthly Base Rent payable.

4.03    BOOKS AND RECORDS

Landlord shall maintain books and records showing Operating Expenses and Taxes in accordance with sound accounting and management practices, consistently applied. Tenant or its representative (which representative shall be an employee of Tenant or a certified public accountant licensed to do business in the state in which the Property is located and whose primary business is certified public accounting) shall have the right, for a period of one hundred twenty (120) days following the date upon which Landlord's Statement is delivered to Tenant, to examine and make copies of Landlord's books and records with respect to the items in the foregoing statement of Operating Expenses and Taxes during normal business hours, upon written notice, delivered at least three (3) business days in advance. Such books and records shall be available for examination at a location not greater than 50 miles from the Project. If Tenant does not object in writing to Landlord's Statement within one hundred eighty (180) days of Tenant's receipt thereof, specifying the nature of the item in dispute and the reasons therefor, then Landlord's Statement shall be considered final and accepted by Tenant. Any amount due to the Landlord as shown on Landlord's Statement, whether or not disputed by Tenant as provided herein shall be paid by Tenant when due as provided above, without prejudice to any such written exception. Tenant agrees to pay the cost of such audit unless it is subsequently determined that Landlord's original Statement which was the subject of such audit was in error to Tenant's disadvantage by five percent (5%) or more of the total Operating Expenses and Taxes which was the subject of such audit. At which time Landlord will reimburse out of pocket costs up to Two Thousand Five Hundred Dollars ($2,500.00).

4.04    PARTIAL OCCUPANCY

For purposes of determining Rent Adjustments, if the Building is not fully occupied during all or a portion of any year during the Term, Landlord shall make appropriate adjustments to the Operating Expenses for such year employing sound accounting and management principles consistently applied, to determine the amount of Operating Expenses that would have been paid or incurred by Landlord had the Building been 100% occupied, and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year. In the event that the Real Property is not fully assessed for all or a portion of any year during the Term, then Taxes shall be adjusted to an amount which would have been payable in such year if the Real Property had been fully assessed. In the event any other tenant in the Building provides itself with a service of a type which Landlord would supply under the Lease without an additional or separate charge to Tenant, then Operating Expenses shall be deemed to include the cost Landlord would have incurred had Landlord provided such service to such other tenant.

4.05    TENANT OR LEASE SPECIFIC TAXES

In addition to Monthly Base Rent, Rent Adjustments, Rent Adjustment Deposits and other charges to be paid by Tenant, Tenant shall pay to Landlord, upon demand, any and all taxes payable by Landlord (other than federal or state inheritance, general income, gift or estate taxes) whether or not now customary or within the contemplation of the parties hereto: (a) upon, allocable to, or measured by the Rent payable hereunder, including any gross receipts tax or excise tax levied by any governmental or taxing body with respect to the receipt of such rent (provided, however, that to the extent any such taxes are in effect during the Taxes Base Year, the same shall be included in the Taxes for the Taxes Base Year and Tenant shall only be required to pay increases therein pursuant to Section 4.01); or (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (c) upon the measured value of Tenant's personal property located in the Premises or in any storeroom or any other place in the Premises or the Property, or the areas used in connection with the operation of the Property, it being the intention of Landlord and Tenant that, to the extent possible, such personal property taxes shall be billed to and paid directly by Tenant; (d) resulting from Tenant Alterations to the Premises subsequent to those governed by the Workletter, whether title thereto is in Landlord or Tenant; or (e) upon this transaction. Taxes paid by Tenant pursuant to this Section 4.05 shall not be included in any computation of Taxes payable pursuant to Sections 4.01 and 4.02.

                                  ARTICLE FIVE
                                SECURITY DEPOSIT

5.01    INITIAL DEPOSIT

Tenant concurrently with the execution of this Lease shall pay to Landlord as the Security Deposit under this Lease, the amounts in the form provided below:
(i) the amount of One Hundred Eighty-four Thousand One Hundred and Forty-two Dollars ($184,142.00) specified in Section 1.01 shall be paid to Landlord in immediately available funds; and (ii) the amount of Eight Hundred Thousand Dollars ($800,000.00) in the form of the Letter of Credit, as defined and provided in Section 5.02 below.

5.02    LETTER OF CREDIT

        (a) Within ten (10) business days after the execution of this Lease, Tenant shall deposit with Landlord an irrevocable letter of credit (the "Letter of Credit") in the amount of Eight Hundred Thousand Dollars ($800,000.00) as part of the Security Deposit under this Lease. The Letter of Credit provided for under this Section shall be an unconditional "clean" Letter of Credit and require no documents, and shall be in the form attached as Exhibit D and from a banking institution satisfactory to Landlord; provided however, Landlord pre-approves Comerica Bank as the Issuer initially. It shall also be in compliance with all applicable laws and regulations, including, without limitation, applicable regulations of the Comptroller of the Currency. The Letter of Credit shall have an absolute expiration date of not earlier than forty-five (45) days after the Expiration Date of the initial Term of this Lease and prior thereto shall be extended automatically on each anniversary of issuance unless the Issuer provides Landlord with not less than forty-five (45) days prior written notice of non-renewal, in which case the same shall be replaced by Tenant with another Letter of Credit which complies with the foregoing requirements at least thirty (30) days prior to its expiration. It is agreed that in the event (i) Tenant defaults in the performance or observance of any of the terms, provisions, covenants and conditions of this Lease, including the payment of Rent or any other sum due from Tenant with respect to the Lease, or (ii) the Letter of Credit is not extended or replaced by Tenant in a manner which complies with the foregoing provisions of this Section, Landlord shall have the right but shall not be required to, from time to time without prejudice to any other remedy Landlord may have on account thereof, to present the Letter of Credit for payment and to retain the proceeds as security in the event of an occurrence under clause (i) above, or in the event of an occurrence under clause
(i) above, to use, apply or retain the whole or any part of the proceeds to the extent Landlord could use, apply or retain any other funds deposited with Landlord as a Security Deposit hereunder, and any amounts so used, applied or retained shall be replenished by Tenant as provided in Section 5.03 below. If Landlord presents the Letter of Credit for payment, no interest shall be payable to Tenant on the proceeds. Tenant shall not assign or encumber or attempt to assign or encumber the Letter of Credit deposited (or the proceeds thereof) as part of the Security Deposit, and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.



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

        (b) Notwithstanding anything to the contrary contained herein, Landlord agrees that the Letter of Credit held as part of the Security Deposit pursuant to this Section shall be reduced (individually, a "Reduction", collectively, the "Reductions") as follows: a Reduction of Two Hundred Thousand Dollars ($200,000.00) on each anniversary of the Expansion Space A Commencement Date (ESACD), as such terms are defined in Rider 2 of the Lease, until such time as the Letter of Credit is reduced to zero. Each Reduction is expressly subject to the following: (i) prior to the anniversary date on which a Reduction is to be granted, there has occurred no default of Tenant beyond any applicable notice and grace period, and in the event such a default has occurred, the right to the pending Reduction and to all subsequent Reductions is waived; (ii) on the date on which such Reduction is to be granted there exists no act or omission on the part of Tenant which, with the passage of time or the giving of notice, or both would constitute a default of Tenant, in which event the right to that Reduction is suspended (until such default is timely cured) but not to all subsequent Reductions so long as Tenant has timely cured; and (iii) on or immediately after any anniversary date on which a Reduction is to be granted, and provided Tenant has qualified for same pursuant to this Section, Tenant must present Landlord with an acceptable (pursuant to this Section) substitute Letter of Credit or amendment to the existing Letter of Credit in such appropriately reduced amount. Landlord agrees, in the instance of a substitute Letter of Credit, to simultaneously surrender to the Issuer the one held.

5.03    GENERAL PROVISIONS

The Security Deposit may be applied by Landlord to cure, in whole or part, any default of Tenant under this Lease, and upon notice by Landlord of such application, Tenant shall replenish the Security Deposit in full by paying to Landlord within ten (10) days of demand the amount so applied. Landlord's application of the Security Deposit shall not constitute a waiver of Tenant's default to the extent that the Security Deposit does not fully compensate Landlord for all losses, damages, costs and expenses incurred by Landlord in connection with such default and shall not prejudice any other rights or remedies available to Landlord under this Lease or by Law. Landlord shall not pay any interest on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its general accounts. The Security Deposit shall not be deemed an advance payment of Rent, nor a measure of damages for any default by Tenant under this Lease, nor shall it be a bar or defense of any action which Landlord may at any time commence against Tenant. In the absence of evidence reasonably satisfactory to Landlord of an assignment of the right to receive the Security Deposit or the remaining balance thereof, Landlord may return the Security Deposit to the original Tenant, regardless of one or more assignments of this Lease. Upon the transfer of Landlord's interest under this Lease, Landlord's obligation to Tenant with respect to the Security Deposit shall terminate upon transfer to the transferee of the Security Deposit, or any balance thereof. If Tenant shall fully and faithfully comply with all the terms, provisions, covenants, and conditions of this Lease, the Security Deposit, or any balance thereof, shall be returned to Tenant within thirty (30) days after Landlord recovers possession of the Premises or such longer time as may be permissible under Law.

                                   ARTICLE SIX
                                    SERVICES

6.01    LANDLORD'S GENERAL SERVICES

        (a) So long as the Lease is in full force and effect and Tenant has is not in Default, Landlord shall furnish the following services:

(1) heat, ventilation and air-conditioning ("HVAC") in the Premises during Standard Operating Hours as necessary in Landlord's reasonable judgment for the comfortable occupancy of the Premises under normal business operations, subject to compliance with all applicable voluntary and mandatory regulations and Laws;

(2) tempered and cold water for use in lavatories in common with other tenants from the regular supply of the Building;

(3) cleaning and janitorial services in the Premises five (5) days per week, excluding weekends and National Holidays, as is customarily provided in the Comparable Buildings;

(4) washing of the outside windows in the Premises, weather permitting, at intervals determined by Landlord;

(5) automatic passenger elevator service in common with other tenants of the Building (with such elevator service to be available, subject to customary security requirements, twenty-four hours per day and seven days per week), and freight elevator service subject to reasonable scheduling by Landlord and payment of Landlord's standard charges;

        (b) If Tenant uses heat generating machines or equipment in the Premises to an extent which adversely affects the temperature otherwise maintained for general office use by the air-cooling system or whenever the occupancy or electrical load adversely affects the temperature otherwise maintained for general office use by the air-cooling system, Landlord reserves the right to install or to require Tenant to install supplementary air-conditioning units in the Premises. Tenant shall bear all costs and expenses related to the installation, maintenance and operation of such units.

        (c) Tenant shall pay Landlord at rates fixed by Landlord for all tenants in the Building (which shall be based on Landlord's actual cost, without profit or mark-up to Landlord), charges for all water furnished to the Premises, including the expenses of installation of a water line, meter and fixtures.

6.02    ELECTRICAL SERVICES

        (a) So long as the Lease is in full force and effect and Tenant is not in Default, Landlord shall furnish to the Premises electric current for general business office use, including normal lighting, normal business office machines, customary janitorial service, and making alterations or repairs (whether by Landlord or Tenant). Notwithstanding any provision of the Lease to the contrary, without, in each instance, the prior written consent of Landlord, which shall not be unreasonably withheld, Tenant shall not: (i) make any alterations or additions to the electric equipment or systems; or (ii) install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises other than personal computers, lap-top computers and ancillary equipment. Landlord confirms that no further consent is required for Tenant's continued use of existing equipment on a per square foot basis applied to the Initial Premises and Expansion Space A, provided however, Landlord shall install, at Tenant's sole cost and expense, a separate meter or meters to measure electric current consumed by the existing supplementary air-conditioning units previously installed by Tenant in the Initial Premises, and Tenant shall bear all costs and expenses related to the installation, maintenance and operation of such meter(s) and such units. Tenant's use of electric current shall at no time exceed the capacity of the wiring, feeders and risers providing electric current to the Premises or the Building. The consent of Landlord to the installation of electric equipment shall not relieve Tenant from the obligation to limit usage of electricity to no more than such capacity.

        (b) If and to the extent electric current is furnished to the Premises in excess of the amount of electric current normally used during Standard Operating Hours in a general business office in a first class office building with the type of electrical equipment and normal business office machines described in subparagraph (a) above, Tenant shall pay Landlord upon notice from Landlord the cost of such excess electric current (without profit or mark-up to Landlord) as additional Rent. The cost of such excess use and all additional costs separately billed to Tenant pursuant to this Section shall not be included as part of Operating Expenses. At any time and from time to time, Landlord may in its sole discretion either (i) install one or more meters to measure electric current furnished to the Premises or (ii) reasonably estimate electric current furnished to the Premises. Upon notice from Landlord, Tenant shall pay Landlord the cost of installing and maintaining all such meters and of any electrical engineering or consulting firm, if Landlord retains such firm to estimate the electric current furnished to the Premises in lieu of installation of a meter, unless such metering or estimating fails to show that Tenant's usage of electricity exceeds what is normal for the Building. Tenant shall pay Landlord for such excess electric current at the then current rates charged to Landlord for such electricity provided to the Property by the utility provider chosen by Landlord plus any additional cost of Landlord in keeping account of the electric current so consumed. Landlord's notice shall specify whether such excess use shall be payable (i) in advance as reasonably estimated by Landlord in monthly installments at the time prescribed for monthly installments of Monthly Base Rent or (ii) within ten days after notice from Landlord given from time to time of the amount due for prior excess use as metered or reasonably estimated by Landlord.

        (c) So long as the Lease is in full force and effect and Tenant is not in Default, Landlord shall furnish to the Premises replacement lamps, bulbs, ballasts and starters used in any normal Building lighting installed in the Premises, except that if the replacement or repair of such items is a result of negligence of Tenant, its employees, agents, servants, licensees, subtenants, contractors or invitees, such cost shall be paid by Tenant within ten days after notice from Landlord and shall not be included as part of Operating Expenses.

6.03    ADDITIONAL AND AFTER-HOUR SERVICES

At Tenant's written request, Landlord shall furnish additional quantities of any of the services or utilities specified in Section 6.01, if Landlord can reasonably do so, on the terms set forth herein. For HVAC services beyond Standard Operating Hours, Tenant shall deliver to Landlord a written request (a) prior to 2:00 P.M. Monday through Friday (except National Holidays) for service on those days, and (b) prior to 2:00 P.M. on the last business day prior to Saturday, Sunday or a National Holiday for service on those days. For services or utilities requested by Tenant and furnished by Landlord, Tenant shall pay to Landlord as a charge therefor Landlord's prevailing rates charged from time to time for such services and utilities. If Tenant shall fail to make any such payment within thirty (30) days after receipt of an invoice therefor, Landlord may, upon notice to Tenant and in addition to Landlord's other remedies under this Lease, discontinue any or all of such additional services.

6.04    TELEPHONE SERVICES

All telegraph, telephone, and communication connections outside the Premises which Tenant may desire shall be subject to Landlord's prior written approval, in Landlord's sole discretion, and the location of all wires and the work in connection therewith shall be performed by contractors reasonably approved by Landlord and shall be subject to the direction of Landlord, provided however, such approval is not required as to Tenant's choice of service provider or telephone equipment (including cabling) within the Premises and from the Premises in a route designated by Landlord to any telephone cabinet or panel provided (as existing or as installed as part of Landlord's Work, if any) on Tenant's floor for Tenant's connection to the telephone cable serving the Building so long as Tenant's service provider and equipment does not require connections different than or additional to those to the telephone cabinet or panel provided. Except to the extent of such cabling within the Premises or from the Premises to such telephone cabinet or panel, Landlord reserves the right to designate and control the entity or entities providing telephone or other communication cable installation, removal, repair and maintenance in the areas of the Building outside the Premises and to restrict and control access to telephone cabinets or panels. In the event Landlord designates a particular vendor or vendors to provide such cable installation, removal, repair and maintenance for the Building, Tenant agrees to abide by and participate in such program. Tenant shall be responsible for and shall pay all costs incurred in connection with the installation of telephone cables and communication wiring in the Premises, including any hook-up, access and maintenance fees related to the installation of such wires and cables in the Premises and the commencement of service therein, and the maintenance thereafter of such wire and cables; and there shall be included in Operating Expenses for the Building all installation, removal, hook-up or maintenance costs incurred by Landlord in connection with telephone cables and communication wiring serving the Building which are not allocable to any individual users of such service but are allocable to the Building generally. If Tenant fails to maintain all telephone cables and communication wiring in the Premises and such failure affects or interferes with the operation or maintenance of any other telephone cables or communication wiring serving the Building, Landlord or any vendor hired by Landlord may enter into and upon the Premises forthwith and perform such repairs, restorations or alterations as Landlord deems necessary in order to eliminate any such interference (and Landlord may recover from Tenant all of Landlord's costs in connection therewith). No later than the Termination Date, Tenant agrees to remove all telephone cables and communication wiring installed by Tenant for and during Tenant's occupancy, which Landlord shall request Tenant to remove. Tenant agrees that neither Landlord nor any of its agents or employees shall be liable to Tenant, or any of Tenant's employees, agents, customers or invitees or anyone claiming through, by or under Tenant, for any damages, injuries, losses, expenses, claims or causes of action because of any interruption, diminution, delay or discontinuance at any time for any reason in the furnishing of any telephone or other communication service to the Premises and the Building, except where caused by the gross negligence or intentional misconduct of Landlord or its agents or employees, and in no event for any consequential damages.

6.05    DELAYS IN FURNISHING SERVICES

Tenant agrees that Landlord shall not be in breach of this Lease nor be liable to Tenant for damages or otherwise, for any failure to furnish, or a delay in furnishing, or a change in the quantity or character of any service when such failure, delay or change is occasioned, in whole or in part, by repairs, improvements or mechanical breakdowns by the act or default of Tenant or other parties or by an event of Force Majeure. No such failure, delay or change shall be deemed to be an eviction or disturbance of Tenant's use and possession of the Premises, or relieve Tenant from paying Rent or from performing any other obligations of Tenant under this Lease, without any deduction or offset. Failure to any extent to make available, or any slowdown, stoppage, or interruption of, the specified utility services resulting from any cause, including changes in service provider or Landlord's compliance with any voluntary or similar governmental or business guidelines now or hereafter published or any requirements now or hereafter established by any governmental agency, board, or bureau having jurisdiction over the operation of the Property, shall not render Landlord liable in any respect for damages to either persons, property, or business, nor be construed as an eviction of Tenant or work an abatement of Rent, nor relieve Tenant of Tenant's obligations for fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by Landlord break down or for any cause cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of Rent or damages on account of any interruption of service occasioned thereby or resulting therefrom. Notwithstanding any provision of the foregoing to the contrary, in the event and to the extent that Tenant is unable to occupy the Premises for ten (10) consecutive days (the "Eligibility Period") after Tenant has given Landlord written notice of such condition as a result of Landlord's failure to provide utilities or services which Landlord is obligated to provide, but excluding any period occupancy is prevented to the extent caused by any of the following: (i) any act or omission of Tenant, any assignee, any subtenant or any other occupant of the Premises, or (ii) request by Tenant or any assignee to Landlord to make a decoration, alteration, improvement or addition, or (iii) Force Majeure, or (iv) a matter outside of the Real Property, then Monthly Base Rent and Rent Adjustments shall abate in the proportion in which the area of the Premises which is unusable and unused bears to the total area of the Premises on a per diem basis from the expiration of the Eligibility Period until the earlier of restoration of the applicable service or access or Tenant's re-occupancy or use of the affected portion of the Premises.

6.06     CHOICE OF SERVICE PROVIDER

Tenant acknowledges that Landlord may, at Landlord's sole option, to the extent permitted by applicable law, elect to change, from time to time, the company or companies which provide services (including electrical service, gas service, water, telephone and technical services) to the Building, the Premises and/or its occupants Notwithstanding anything to the contrary set forth in this Lease, Tenant acknowledges that Landlord has not and does not make any representations or warranties concerning the identity or identities of the company or companies which provide services to the Building and the Premises or its occupants and



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

Tenant acknowledges that the choice of service providers and matters concerning the engagement and termination thereof shall be solely that of Landlord. The foregoing provision is not intended to modify, amend, change or otherwise derogate any provision of this Lease concerning the nature or type of service to be provided or any specific information concerning the amount thereof to be provided. Tenant agrees to cooperate with Landlord and each of its service providers in connection with any change in service or provider.

6.07    SIGNAGE

Initial Building standard signage will be installed by Landlord in the directory in the main lobby of the Building, in the listing of tenants in the elevator lobby for the floor on which the Premises is located and at Tenant's main entry door to the Premises at Tenant's sole cost and expense except to the extent that funds are available out of any Landlord's Maximum Contribution, if any, provided pursuant to the Workletter. Any change in such initial signage shall be only with Landlord's prior written consent, shall conform to Building standard signage and shall be at Tenant's sole cost and expense.

                                  ARTICLE SEVEN
                    POSSESSION, USE AND CONDITION OF PREMISES

7.01    POSSESSION AND USE OF PREMISES

        (a) Tenant shall be entitled to possession of the Initial Premises on the Commencement Date and shall be entitled to possession of Expansion Space A when the Landlord Work is Substantially Complete. Tenant shall occupy and use the Premises only for the uses specified in Section 1.01(16) to conduct Tenant's business. Tenant shall not occupy or use the Premises (or permit the use or occupancy of the Premises) for any purpose or in any manner which: (1) is unlawful or in violation of any Law or Environmental Law; (2) may be dangerous to persons or property or which may increase the cost of, or invalidate, any policy of insurance carried on the Building or covering its operations; (3) is contrary to or prohibited by the terms and conditions of this Lease or the rules of the Building set forth in Article Eighteen; or (4) would tend to create or continue a nuisance.

        (b) Tenant shall comply with all Environmental Laws pertaining to Tenant's occupancy and use of the Premises and concerning the proper storage, handling and disposal of any Hazardous Material introduced to the Premises or the Property by Tenant or other occupants of the Premises, or their employees, servants, agents, contractors, customers or invitees. Landlord shall comply with all Environmental Laws applicable to the Property other than those to be complied with by Tenant pursuant to the preceding sentence. Tenant shall not generate, store, handle or dispose of any Hazardous Material in, on, or about the Property without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion, except that such consent shall not be required to the extent of Hazardous Material packaged and contained in office products for consumer use in general business offices in quantities for ordinary day-to-day use provided such use does not give rise to, or pose a risk of, exposure to or release of Hazardous Material. In the event that Tenant is notified of any investigation or violation of any Environmental Law arising from Tenant's activities at the Premises, Tenant shall immediately deliver to Landlord a copy of such notice. In such event or in the event Landlord reasonably believes that a violation of Environmental Law exists, Landlord may conduct such tests and studies relating to compliance by Tenant with Environmental Laws or the alleged presence of Hazardous Material upon the Premises as Landlord deems desirable, all of which shall be completed at Tenant's expense. Landlord's inspection and testing rights are for Landlord's own protection only, and Landlord has not, and shall not be deemed to have assumed any responsibility to Tenant or any other party for compliance with Environmental Laws, as a result of the exercise, or non-exercise of such rights. Tenant hereby indemnifies, and agrees to defend, protect and hold harmless, the Indemnitees from any and all loss, claim, demand, action, expense, liability and cost (including attorneys' fees and expenses) arising out of or in any way related to the presence of any Hazardous Material introduced to the Premises or the Property during the Lease Term by Tenant or other occupants of the Premises, or their employees, servants, agents, contractors, customers or invitees. In case of any action or proceeding brought against the Indemnitees by reason of any such claim, upon notice from Landlord, Tenant covenants to defend such action or proceeding by counsel chosen by Landlord, in Landlord's sole discretion. Landlord reserves the right to settle, compromise or dispose of any and all actions, claims and demands related to the foregoing indemnity. If any Hazardous Material is released, discharged or disposed of on or about the Property and such release, discharge or disposal is not caused by Tenant or other occupants of the Premises, or their employees, servants, agents, contractors customers or invitees, such release, discharge or disposal shall be deemed casualty damage under Article Fourteen to the extent that the Premises are affected thereby; in such case, Landlord and Tenant shall have the obligations and rights respecting such casualty damage provided under such Article.

        (c) Landlord and Tenant acknowledge that the Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA") establish requirements for business operations, accessibility and barrier removal, and that such requirements may or may not apply to the Premises, the Building and the Project depending on, among other things: (1) whether Tenant's business is deemed a "public accommodation" or "commercial facility", (2) whether such requirements are "readily achievable", and (3) whether a given alteration affects a "primary function area" or



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

triggers "path of travel" requirements. The parties hereby agree that: (i) Landlord shall be responsible for ADA Title III compliance in the Common Areas, except as provided below, (ii) Tenant shall be responsible for ADA Title III compliance in the Premises, including any leasehold improvements or other work to be performed in the Premises under or in connection with this Lease, (iii) Landlord may perform, or require that Tenant perform, and Tenant shall be responsible for the cost of, ADA Title III "path of travel" requirements triggered by Tenant Additions in the Premises, and (iv) Landlord may perform, or require Tenant to perform, and Tenant shall be responsible for the cost of, ADA Title III compliance in the Common Areas necessitated by the Building being deemed to be a "public accommodation" instead of a "commercial facility" as a result of Tenant's use of the Premises, but Landlord agrees not to apply the right under this sub-item (iv) so long as Tenant's use does not differ from its existing use under the Prior Sublease (as defined in Rider 2). Tenant shall be solely responsible for requirements under Title I of the ADA relating to Tenant's employees.

        (d) Landlord and Tenant agree to cooperate and use commercially reasonable efforts to participate in traffic management programs generally applicable to businesses located in or about the area and Tenant shall encourage and support van and car pooling by, and staggered and flexible working hours for, its office workers and service employees to the extent reasonably permitted by the requirements of Tenant's business. Neither this Section or any other provision of this Lease is intended to or shall create any rights or benefits in any other person, firm, company, governmental entity or the public.

        (e) Tenant agrees to cooperate with Landlord and to comply with any and all guidelines or controls concerning energy management imposed upon Landlord by federal or state governmental organizations or by any energy conservation association to which Landlord is a party or which is applicable to the Building.

7.02    LANDLORD ACCESS TO PREMISES; APPROVALS

        (a) Tenant shall permit Landlord to erect, use and maintain pipes, ducts, wiring and conduits in and through the Premises, so long as Tenant's use, layout or design of the Premises is not materially affected or altered. Landlord or Landlord's agents shall have the right to enter upon the Premises in the event of an emergency, or to inspect the Premises, to perform janitorial and other services, to conduct safety and other testing in the Premises and to make such repairs, alterations, improvements or additions to the Premises or the Building or other parts of the Property as Landlord may deem necessary or desirable (including all alterations, improvements and additions in connection with a change in service provider or providers). Janitorial and cleaning services shall be performed after normal business hours. Any entry or work by Landlord may be during normal business hours and Landlord may use reasonable efforts to ensure that any entry or work shall not materially interfere with Tenant's occupancy of the Premises. Except in case of emergency or for routine janitorial services, Landlord shall give Tenant reasonable prior notice before exercising its rights of access and entry under this Section 7.02.

        (b) If Tenant's employees shall not be present to permit an entry into the Premises when Landlord (or Landlord's agents) reasonably believes that an emergency situation justifies such entry, Landlord may enter the Premises without rendering Landlord or its agents liable therefor, and without relieving Tenant of any obligations under this Lease. However, Landlord shall promptly notify Tenant of any such entry and provide details necessary for Tenant to evaluate the nature and scope of Landlord's activities in the Premises.

        (c) Landlord may enter the Premises for the purpose of conducting such inspections, tests and studies as Landlord may deem desirable or necessary to confirm Tenant's compliance with all Laws and Environmental Laws or for other purposes necessary in Landlord's reasonable judgment to ensure the sound condition of the Property and the systems serving the Property. Landlord's rights under this Section 7.02(c) are for Landlord's own protection only, and Landlord has not, and shall not be deemed to have assumed, any responsibility to Tenant or any other party as a result of the exercise or non-exercise of such rights, for compliance with Laws or Environmental Laws or for the accuracy or sufficiency of any item or the quality or suitability of any item for its intended use.

        (d) Landlord may do any of the foregoing, or undertake any of the inspection or work described in the preceding paragraphs without such action constituting an actual or constructive eviction of Tenant, in whole or in part, or giving rise to an abatement of Rent by reason of loss or interruption of business of the Tenant, or otherwise.

        (e) The review, approval or consent of Landlord with respect to any item required or permitted under this Lease is for Landlord's own protection only, and Landlord has not, and shall not be deemed to have assumed, any responsibility to Tenant or any other party, as a result of the exercise or non-exercise of such rights, for compliance with Laws or Environmental Laws or for the accuracy or sufficiency of any item or the quality or suitability of any item for its intended use.

7.03    QUIET ENJOYMENT

Landlord covenants, in lieu of any implied covenant of quiet possession or quiet enjoyment, that so long as Tenant is not in Default under this Lease, Tenant shall have the right to quiet enjoyment of the Premises without hindrance or interference from Landlord or those claiming through Landlord, and subject to the covenants and conditions set forth in the Lease and to the rights of any Mortgagee or ground lessor.

                                  ARTICLE EIGHT
                                   MAINTENANCE

8.01    LANDLORD'S MAINTENANCE

Subject to the provisions of Article Fourteen, Landlord shall maintain and make necessary repairs to the foundations, roofs, exterior walls, and the structural elements of the Building, the electrical, plumbing, heating, ventilating, air-conditioning, mechanical, communication, security and the fire and life safety systems of the Building and those corridors, washrooms, vestibules, closets and lobbies which are Common Areas of the Building, except that: (a) Landlord shall not be responsible for the maintenance or repair of any floor or wall coverings in the Premises or any of such systems which are located within the Premises and are supplemental or special to the Building's standard systems; and (b) the cost of performing any of said maintenance or repairs whether to the Premises or to the Building caused by the negligence of Tenant, its employees, agents, servants, licensees, subtenants, contractors or invitees, shall be paid by Tenant, subject to the waivers set forth in Section 16.04. Landlord shall not be liable to Tenant for any expense, injury, loss or damage resulting from work done in or upon, or in connection with the use of, any adjacent or nearby building, land, street or alley; provided, however, that if Landlord builds the Second Tower, Landlord shall exercise reasonable care that such construction (excluding noise and traffic disruptions on public streets) shall not materially and adversely interfere with Tenant's access to the Premises, the Building, Tenant's parking and Common Areas serving the Premises.

8.02    TENANT'S MAINTENANCE

Subject to the provisions of Articles Fourteen and Fifteen, Tenant, at its expense, shall keep and maintain the Premises and all Tenant Additions thereto in good order, condition and repair and in accordance with all Laws and Environmental Laws. Tenant shall not permit waste and shall promptly and adequately repair all damages to the Premises and replace or repair all damaged or broken glass in the interior of the Premises, fixtures or appurtenances. Any repairs or maintenance shall be completed with materials of similar quality to the original materials, all such work to be completed under the supervision of Landlord. Any such repairs or maintenance shall be performed only by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld, and whose work will not cause or threaten to cause disharmony or interference with Landlord or other tenants in the Building and their respective agents and contractors performing work in or about the Building. If Tenant fails to perform any of its obligations set forth in this Section 8.02, Landlord may, in its sole discretion and upon 48 hours prior notice to Tenant (but without notice in the case of emergencies), perform the same, and Tenant shall pay to Landlord any costs or expenses incurred by Landlord upon demand.

                                  ARTICLE NINE
                          ALTERATIONS AND IMPROVEMENTS

9.01    TENANT ALTERATIONS

        (a) Except for completion of Tenant Work undertaken by Tenant pursuant to the Workletter, the following provisions shall apply to the completion of any Tenant Alterations:

(1) Tenant shall not, except as provided herein, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, make or cause to be made any Tenant Alterations in or to the Premises or any Property systems serving the Premises. Prior to making any Tenant Alterations, Tenant shall give Landlord ten (10) days prior written notice (or such earlier notice as would be necessary pursuant to applicable Law) to permit Landlord sufficient time to post appropriate notices of non-responsibility. Subject to all other requirements of this Article Nine, Tenant may undertake Decoration work without Landlord's prior written consent. Tenant shall furnish Landlord with the names and addresses of all contractors and subcontractors and copies of all contracts. All Tenant Alterations shall be completed at such time and in such manner as Landlord may from time to time designate, and only by contractors or mechanics reasonably approved by Landlord, provided, however, that Landlord may, in its sole discretion, specify the engineers and contractors to perform all work relating to the Building's systems (including the mechanical, heating, plumbing, security, ventilating, air-conditioning, electrical, communication and the fire and life safety systems in the Building). The contractors, mechanics and engineers who may be used are further limited to those whose work will not cause or threaten to cause disharmony or interference with Landlord or other tenants in the Building and their respective agents and contractors performing work in or about the Building. Landlord may further condition its consent upon Tenant furnishing to Landlord and Landlord approving prior to the commencement of any work or delivery of materials to the Premises related to the Tenant Alterations such of the following as specified by Landlord: architectural plans and specifications, opinions from Landlord's engineers stating that the Tenant Alterations will not in any way materially adversely affect the Building's systems, necessary permits and licenses, certificates of insurance, and such other documents in such form reasonably requested by Landlord. Landlord may, in the exercise of reasonable judgment, request that Tenant provide

        Landlord with appropriate evidence of Tenant's ability to complete and pay for the completion of the Tenant Alterations such as a performance bond or letter of credit. Upon completion of the Tenant Alterations, Tenant shall deliver to Landlord an as-built mylar and digitized (if available) set of plans and specifications for the Tenant Alterations.

(2) Tenant shall pay the cost of all Tenant Alterations and the cost of decorating the Premises and any work to the Property occasioned thereby. In connection with completion of any Tenant Alterations, Tenant shall pay Landlord a construction supervision fee and all elevator and hoisting charges at Landlord's then standard rate. Upon completion of Tenant Alterations, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used in connection therewith and such other documentation reasonably requested by Landlord or Mortgagee.

(3) Tenant agrees to complete all Tenant Alterations (i) in accordance with all Laws, Environmental Laws, all requirements of applicable insurance companies and in accordance with Landlord's standard construction rules and regulations, and (ii) in a good and workmanlike manner with the use of good grades of materials. Tenant shall notify Landlord immediately if Tenant receives any notice of violation of any Law in connection with completion of any Tenant Alterations and shall immediately take such steps as are necessary to remedy such violation. In no event shall such supervision or right to supervise by Landlord nor shall any approvals given by Landlord under this Lease constitute any warranty by Landlord to Tenant of the adequacy of the design, workmanship or quality of such work or materials for Tenant's intended use or of compliance with the requirements of Section 9.01(a)(3)(i) and (ii) above or impose any liability upon Landlord in connection with the performance of such work.

        (b) All Tenant Additions to the Premises whether installed by Landlord or Tenant, shall without compensation or credit to Tenant, become part of the Premises and the property of Landlord at the time of their installation and shall remain in the Premises, unless pursuant to Article Twelve, Tenant may remove them or is required to remove them at Landlord's request.

9.02    LIENS

Tenant shall not permit any lien or claim for lien of any mechanic, laborer or supplier or any other lien to be filed against the Building, the Land, the Premises, or any other part of the Property arising out of work performed, or alleged to have been performed by, or at the direction of, or on behalf of Tenant. If any such lien or claim for lien is filed, Tenant shall within ten
(10) days of receiving notice of such lien or claim (a) have such lien or claim for lien released of record (whether by filing of a statutory lien release bond or otherwise) or (b) deliver to Landlord a bond in form, content, amount, and issued by surety, satisfactory to Landlord, indemnifying, protecting, defending and holding harmless the Indemnitees against all costs and liabilities resulting from such lien or claim for lien and the foreclosure or attempted foreclosure thereof. If Tenant fails to take any of the above actions, Landlord, in addition to its rights and remedies under Article Eleven, without investigating the validity of such lien or claim for lien, may pay or discharge the same and Tenant shall, as payment of additional Rent hereunder, reimburse Landlord upon demand for the amount so paid by Landlord, including Landlord's expenses and attorneys' fees.

                                   ARTICLE TEN
                            ASSIGNMENT AND SUBLETTING

10.01   ASSIGNMENT AND SUBLETTING

        (a) Without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion, Tenant may not sublease, assign, mortgage, pledge, hypothecate or otherwise transfer or permit the transfer of this Lease or the encumbering of Tenant's interest therein in whole or in part, by operation of Law or otherwise or permit the use or occupancy of the Premises, or any part thereof, by anyone other than Tenant, provided, however, if Landlord chooses not to recapture the space proposed to be subleased or assigned as provided in Section 10.02, Landlord shall not unreasonably withhold its consent to a subletting or assignment under this Section 10.01. Tenant agrees that the provisions governing sublease and assignment set forth in this Article Ten shall be deemed to be reasonable. If Tenant desires to enter into any sublease of the Premises or assignment of this Lease, Tenant shall deliver written notice thereof to Landlord ("Tenant's Notice"), together with the identity of the proposed subtenant or assignee and the proposed principal terms thereof and financial and other information sufficient for Landlord to make an informed judgment with respect to such proposed subtenant or assignee at least thirty
(30) days prior to the commencement date of the term of the proposed sublease or assignment. If Tenant proposes to sublease less than all of the Rentable Area of the Premises, the space proposed to be sublet and the space retained by Tenant must each be a marketable unit as reasonably determined by Landlord and otherwise in compliance with all Laws. Landlord shall notify Tenant in writing of its decision to exercise its rights under Section 10.02 within ten (10) days after receipt of Tenant's Notice (and all required information). Landlord shall notify Tenant in writing of its approval or disapproval of the proposed sublease or assignment within thirty (30) days after receipt of Tenant's Notice (and all required information). Tenant shall submit for Landlord's approval (which approval shall not be unreasonably withheld) any advertising materials which Tenant or its agents intend to use with respect to the space proposed to be sublet.

        (b) With respect to Landlord's consent to an assignment or sublease, Landlord may take into consideration any factors which Landlord reasonably may consider to be relevant, and the reasons for which Landlord's denial shall be deemed to be reasonable shall include the following:

        (i) the business reputation of any proposed subtenant or assignee is not acceptable to Landlord, taking into account Tenant's continuing liability under this Lease; or

        (ii) in Landlord's reasonable judgment the proposed assignee or subtenant would diminish the value or reputation of the Building or Landlord; or

        (iii) any proposed assignee's or subtenant's use of the Premises would violate Section 7.01 of the Lease or would violate the provisions of any other leases of tenants in the Project;

        (iv) the proposed assignee or subtenant is either a governmental agency, a school or similar operation, or a medical related practice; or

        (v) the proposed subtenant or assignee is at the time Tenant seeks Landlord's consent a bona fide prospective tenant of Landlord in the Project, as demonstrated by active lease negotiations between such proposed assignee or subtenant for space that would satisfy such proposed assignee's or subtenant's entire requirements in the Project; or

        (vi) the proposed subtenant or assignee would materially increase the estimated pedestrian and vehicular traffic to and from the Premises and the Building.

In no event shall Landlord be obligated to consider a consent to any proposed assignment of the Lease which would assign less than the entire Premises. In the event Landlord wrongfully withholds its consent to any proposed sublease of the Premises or assignment of the Lease, Tenant's sole and exclusive remedy therefor shall be to seek specific performance of Landlord's obligations to consent to such sublease or assignment.

        (c) Any sublease or assignment shall be expressly subject to the terms and conditions of this Lease. Any subtenant or assignee shall execute such documents as Landlord may reasonably require to evidence such subtenant or assignee's assumption of the obligations and liabilities of Tenant under this Lease. Tenant shall deliver to Landlord a copy of all agreements executed by Tenant and the proposed subtenant and assignee with respect to the Premises. Landlord's approval of a sublease, assignment, hypothecation, transfer or third party use or occupancy shall not constitute a waiver of Tenant's obligation to obtain Landlord's consent to further assignments or subleases, hypothecations, transfers or third party use or occupancy.

        (d) For purposes of this Article Ten, an assignment shall be deemed to include a change in the majority control of Tenant, resulting from any transfer, sale or assignment of shares of stock of Tenant occurring by operation of Law or otherwise if Tenant is a corporation whose shares of stock are not traded publicly; provided, however, that a sale or transfer of shares in connection with an initial public offering of Tenant's stock also shall not be deemed an assignment. If Tenant is a partnership, any change in the general partners of Tenant shall be deemed to be an assignment. Landlord's rights under Sections
10.02 and 10.03 shall not apply to any deemed assignment under this Section 10.01(d).

        (e) Notwithstanding anything to the contrary contained in this Article Ten and provided there is no uncured default under this Lease, Tenant shall have the right, without the prior written consent of Landlord, to assign this Lease to an Affiliate or to sublease the Premises or any part thereof to an Affiliate, but (i) promptly following the effective date of the assignment or sublease, the assignee shall execute documents reasonably satisfactory to Landlord to evidence such assignee's assumption of the obligations and liabilities of Tenant under this Lease, unless Landlord modifies or waives such requirement in the case of any assignment which occurs by operation of law (and without a written assignment) as a consequence of merger, consolidation or non-bankruptcy reorganization, and the subtenant shall execute documents satisfactory to Landlord to evidence that the sublease is subject to the terms and conditions of this Lease and that the subtenant shall perform and be bound by all the terms and conditions of this Lease (except payment of Monthly Base Rent and Rent Adjustments hereunder and other obligations which the sublease expressly provides are to be performed by Tenant as the sublessor) to the extent applicable to the space and period covered by the sublease; (ii) within ten (10) days after the effective date of such assignment or sublease, give notice to Landlord which notice shall include the full name and address of the assignee or subtenant, and a copy of all agreements executed between Tenant and the assignee or subtenant with respect to the Premises or part thereof, as may be the case; and (iii) within fifteen (15) days after Landlord's written request, provide such reasonable documents or information which Landlord reasonably requests for the purpose of substantiating whether or not the assignment or sublease is to an Affiliate. Landlord's rights under Sections 10.02 and 10.03 shall not apply to any assignment or sublease authorized under this Section 10.01(e).

        (f) Notwithstanding any contrary provision of this Article Ten, subject to Section 1.01(16), Tenant may allow employees of companies to whom Tenant is providing products or services, or with which Tenant is collaborating in the development or provision of products or services, to work in the

Premises without Landlord's consent and without being deemed to have sublet any portion of the Premises, so long as (A) such employees do not occupy more than ten percent (10%) of the Rentable Area of the Premises, in the aggregate, at any one time, and such space is not separately demised from the space occupied by Tenant and (B) the number of such employees does not exceed ten percent (10%) of the total number of persons regularly occupying the Premises. Landlord's rights under Sections 10.02 and 10.03 shall not apply to any transaction authorized under this Section 10.01(f).

10.02   RECAPTURE

Except as otherwise provided in Section 10.01, in case of an assignment of this Lease or a sublease of all or any portion of the Premises for a term which exceeds seventy-five percent (75%) of the remaining Lease Term, Landlord shall have the option to exclude from the Premises covered by this Lease ("recapture"), the space proposed to be sublet or subject to the assignment, effective as of the proposed commencement date of such sublease or assignment. If Landlord elects to recapture, Tenant shall surrender possession of the space proposed to be subleased or subject to the assignment to Landlord on the effective date of recapture of such space from the Premises, such date being the Termination Date for such space. Effective as of the date of recapture of any portion of the Premises pursuant to this section, the Monthly Base Rent, Rentable Area of the Premises and Tenant's Share shall be adjusted accordingly.

10.03   EXCESS RENT

Except as otherwise provided in Section 10.01, Tenant shall pay Landlord on the first day of each month during the term of the sublease or assignment, fifty percent (50%) of the amount by which the sum of all rent and other consideration (direct or indirect) due from the subtenant or assignee, and attributable to the sublease or assignment, for such month exceeds: (i) that portion of the Monthly Base Rent and Rent Adjustments due under this Lease for said month which is allocable to the space sublet or assigned; and (ii) the following costs and expenses for the subletting or assignment of such space: (1) brokerage commissions and attorneys' fees and expenses, (2) the actual costs paid in making any improvements or substitutions in the Premises required by any sublease or assignment; and (3) "free rent" periods, costs of any inducements or concessions given to subtenant or assignee, moving costs, and other amounts in respect of such subtenant's or assignee's other leases or occupancy arrangements. All such costs and expenses shall be amortized over the term of the sublease or assignment pursuant to sound accounting principles.

10.04   TENANT LIABILITY

In the event of any sublease or assignment, whether or not with Landlord's consent, Tenant shall not be released or discharged from any liability, whether past, present or future, under this Lease, including any liability arising from the exercise of any renewal or expansion option, to the extent such exercise is expressly permitted by Landlord. Tenant's liability shall remain primary, and in the event of default by any subtenant, assignee or successor of Tenant in performance or observance of any of the covenants or conditions of this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said subtenant, assignee or successor. After any assignment, Landlord may consent to subsequent assignments or subletting of this Lease, or amendments or modifications of this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto, and such action shall not relieve Tenant or any successor of Tenant of liability under this Lease; provided, however, that no such amendments or modifications of this Lease shall increase Tenant's liability hereunder beyond that which existed as of the date of the assignment. If Landlord grants consent to such sublease or assignment, Tenant shall pay all reasonable attorneys' fees and expenses incurred by Landlord with respect to such assignment or sublease. In addition, if Tenant has any options to extend the term of this Lease or to add other space to the Premises, such options shall not be available to any subtenant or assignee, directly or indirectly without Landlord's express written consent, which may be withheld in Landlord's sole discretion. Such fees and expenses shall not exceed Two Thousand Dollars ($2,000.00) in any single instance.

10.05   ASSUMPTION AND ATTORNMENT

If Tenant shall assign this Lease as permitted herein, the assignee shall expressly assume all of the obligations of Tenant hereunder in a written instrument satisfactory to Landlord and furnished to Landlord: (i) in case of an assignment for which Landlord's consent is not required, not later than fifteen
(15) days after the effective date of the assignment, and (ii) in all other cases on or before the effective date of the assignment. If Tenant shall sublease the Premises as permitted herein, Tenant shall, at Landlord's option, within fifteen (15) days following any request by Landlord, obtain and furnish to Landlord the written agreement of such subtenant to the effect that the subtenant will attorn to Landlord and will pay all subrent directly to Landlord.

                                 ARTICLE ELEVEN
                              DEFAULT AND REMEDIES

11.01   EVENTS OF DEFAULT

The occurrence or existence of any one or more of the following shall constitute a "Default" by Tenant under this Lease:

                (i) Tenant fails to pay any installment or other payment of Rent including Rent Adjustment Deposits or Rent Adjustments within three (3) days after the date when due;

                (ii) Tenant fails to observe or perform any of the other covenants, conditions or provisions of this Lease or the Workletter and fails to cure such default within fifteen (15) days after written notice thereof to Tenant, unless (A) the default involves a hazardous condition, which shall be cured forthwith, or (B) the failure to perform is a Default for which this Lease specifies there is no cure or grace period, or (C) more than fifteen (15) days is reasonably needed to cure such default, in which case Tenant shall not be in Default so long as Tenant promptly commences and diligently and continuously pursues to completion all actions required to effect such cure and in all events no more than a total of ninety (90) days;

                (iii) the interest of Tenant in this Lease is levied upon under execution or other legal process;

                (iv) a petition is filed by or against Tenant to declare Tenant bankrupt or seeking a plan of reorganization or arrangement under any Chapter of the Bankruptcy Act, or any amendment, replacement or substitution therefor, or to delay payment of, reduce or modify Tenant's debts, which in the case of an involuntary action is not discharged within thirty (30) days;

                (v) Tenant is declared insolvent by Law or any assignment of Tenant's property is made for the benefit of creditors;

                (vi) a receiver is appointed for Tenant or Tenant's property, which appointment is not discharged within thirty (30) days;

                (vii) any action taken by or against Tenant to reorganize or modify Tenant's capital structure in a materially adverse way which in the case of an involuntary action is not discharged within thirty (30) days;

                (viii) upon the dissolution of Tenant; or

                (ix) upon the third occurrence within any Lease Year that Tenant fails to pay Rent when due or has breached a particular covenant of this Lease (whether or not such failure or breach is thereafter cured within any stated cure or grace period or statutory period).

11.02   LANDLORD'S REMEDIES

        (a) A Default shall constitute a breach of the Lease for which Landlord shall have the rights and remedies set forth in this Section 11.02 and all other rights and remedies set forth in this Lease or now or hereafter allowed by Law, whether legal or equitable, and all rights and remedies of Landlord shall be cumulative and, except as otherwise prohibited by applicable Law, none shall exclude any other right or remedy.

        (b) With respect to a Default, at any time Landlord may terminate Tenant's right to possession by written notice to Tenant stating such election. Any written notice required pursuant to Section 11.01 shall constitute notice of unlawful detainer pursuant to California Code of Civil Procedure Section 1161 if, at Landlord's sole discretion, it states Landlord's election that Tenant's right to possession is terminated after expiration of any period required by Law or any longer period required by Section 11.01. Upon the expiration of the period stated in Landlord's written notice of termination (and unless such notice provides an option to cure within such period and Tenant cures the Default within such period), Tenant's right to possession shall terminate and this Lease shall terminate, and Tenant shall remain liable as hereinafter provided. Upon such termination in writing of Tenant's right to possession, Landlord shall have the right, subject to applicable Law, to re-enter the Premises and dispossess Tenant and the legal representatives of Tenant and all other occupants of the Premises by unlawful detainer or other summary proceedings, or otherwise as permitted by Law, regain possession of the Premises and remove their property (including their trade fixtures, personal property and those Tenant Additions which Tenant is required or permitted to remove under Article Twelve), but Landlord shall not be obligated to effect such removal, and such property may, at Landlord's option, be stored elsewhere, sold or otherwise dealt with as permitted by Law, at the risk of, expense of and for the account of Tenant, and the proceeds of any sale shall be applied pursuant to Law. Landlord shall in no event be responsible for the value, preservation or safekeeping of any such property. Tenant hereby waives all claims for damages that may be caused by Landlord's removing or storing Tenant's personal property pursuant to this Section or Section 12.01, and Tenant hereby indemnifies, and agrees to defend, protect and hold harmless, the Indemnitees from any and all loss, claims, demands, actions, expenses, liability and cost (including attorneys' fees and expenses) arising out of or in any way related to such removal or storage. Upon such written termination of Tenant's right to possession and this Lease, Landlord shall have the right to recover damages for Tenant's Default as provided herein or by Law, including the following damages provided by California Civil Code Section 1951.2:

                (1) the worth at the time of award of the unpaid Rent which had been earned at the time of termination;

                (2) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could reasonably have been avoided;

                (3) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term of this Lease after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; and

                (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The word "rent" as used in this
        Section 11.02 shall have the same meaning as the defined term Rent in this Lease. The "worth at the time of award" of the amount referred to in clauses (1) and (2) above is computed by allowing interest at the Default Rate. The worth at the time of award of the amount referred to in clause (3) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). For the purpose of determining unpaid Rent under clause (3) above, the monthly Rent reserved in this Lease shall be deemed to be the sum of the Monthly Base Rent, monthly storage space rent, if any, and the amounts last payable by Tenant as Rent Adjustments for the calendar year in which Landlord terminated this Lease as provided hereinabove.

        (c) Even if Tenant is in Default and/or has abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession by written notice as provided in Section 11.02(b) above, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover Rent as it becomes due under this Lease. In such event, Landlord shall have all of the rights and remedies of a landlord under California Civil Code Section 1951.4 (lessor may continue Lease in effect after Tenant's Default and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations), or any successor statute. During such time as Tenant is in Default, if Landlord has not terminated this Lease by written notice and if Tenant requests Landlord's consent to an assignment of this Lease or a sublease of the Premises, subject to Landlord's option to recapture pursuant to Section 10.02, Landlord shall not unreasonably withhold its consent to such assignment or sublease. Tenant acknowledges and agrees that the provisions of Article Ten shall be deemed to constitute reasonable limitations of Tenant's right to assign or sublet. Tenant acknowledges and agrees that in the absence of written notice pursuant to
Section 11.02(b) above terminating Tenant's right to possession, no other act of Landlord shall constitute a termination of Tenant's right to possession or an acceptance of Tenant's surrender of the Premises, including acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease or the withholding of consent to a subletting or assignment, or terminating a subletting or assignment, if in accordance with other provisions of this Lease.

        (d) In the event that Landlord seeks an injunction with respect to a breach or threatened breach by Tenant of any of the covenants, conditions or provisions of this Lease, Tenant agrees to pay the premium for any bond required in connection with such injunction.

        (e) Tenant hereby waives any and all rights to relief from forfeiture, redemption or reinstatement granted by Law (including California Civil Code of Procedure Sections 1174 and 1179) in the event of Tenant being evicted or dispossessed for any cause or in the event of Landlord obtaining possession of the Premises by reason of Tenant's Default or otherwise;

        (f) When this Lease requires giving or service of a notice, that notice shall replace rather than supplement any equivalent or similar statutory notice, including any equivalent or similar notices required by California Code of Civil Procedure Section 1161 or any similar or successor statute. When a statute requires service of a notice in a particular manner, service of that notice (or a similar notice required by this Lease) in the manner required by Article Twenty-four shall replace and satisfy the statutory service-of-notice procedures, including those required by Code of Civil Procedure section 1162 or any similar or successor statute.

        (g) The voluntary or other surrender or termination of this Lease, or a mutual termination or cancellation thereof, shall not work a merger and shall terminate all or any existing assignments, subleases, subtenancies or occupancies permitted by Tenant, except if and as otherwise specified in writing by Landlord.

        (h) No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant, and no exercise by Landlord of its rights pursuant to Section 25.15 to perform any duty which Tenant fails timely to perform, shall impair any right or remedy or be construed as a waiver. No provision of this Lease shall be deemed waived by Landlord unless such waiver is in a writing signed by Landlord. The waiver by Landlord of any breach of any provision of this Lease shall not be deemed a waiver of any subsequent breach of the same or any other provision of this Lease.

11.03   ATTORNEY'S FEES

In the event any party brings any suit or other proceeding with respect to the subject matter or enforcement of this Lease, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced) shall, in addition to such other relief as may be awarded, be entitled to recover attorneys' fees, expenses and costs of investigation as actually incurred, including court costs, expert witness fees, costs and expenses of investigation, and all attorneys' fees, costs and expenses in any such suit or proceeding (including in any action or participation in or in connection with any case or proceeding under the Bankruptcy Code, 11 United States Code Sections 101 et seq., or any successor statutes, in establishing or enforcing the right to indemnification, in appellate proceedings, or in connection with the enforcement or collection of any judgment obtained in any such suit or proceeding).

11.04   BANKRUPTCY

The following provisions shall apply in the event of the bankruptcy or insolvency of Tenant:

        (a) In connection with any proceeding under Chapter 7 of the Bankruptcy Code where the trustee of Tenant elects to assume this Lease for the purposes of assigning it, such election or assignment, may only be made upon compliance with the provisions of (b) and (c) below, which conditions Landlord and Tenant acknowledge to be commercially reasonable. In the event the trustee elects to reject this Lease then Landlord shall immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee.

        (b) Any election to assume this Lease under Chapter 11 or 13 of the Bankruptcy Code by Tenant as debtor-in-possession or by Tenant's trustee (the "Electing Party") must provide for:

        The Electing Party to cure or provide to Landlord adequate assurance that it will cure all monetary defaults under this Lease within fifteen
        (15) days from the date of assumption and it will cure all nonmonetary defaults under this Lease within thirty (30) days from the date of assumption. Landlord and Tenant acknowledge such condition to be commercially reasonable.

        (c) If the Electing Party has assumed this Lease or elects to assign Tenant's interest under this Lease to any other person, such interest may be assigned only if the intended assignee has provided adequate assurance of future performance (as herein defined), of all of the obligations imposed on Tenant under this Lease.

        For the purposes hereof, "adequate assurance of future performance" means that Landlord has ascertained that each of the following conditions has been satisfied:

                (i) The assignee has submitted a current financial statement, certified by its chief financial officer, which shows a net worth and working capital in amounts sufficient to assure the future performance by the assignee of Tenant's obligations under this Lease; and

                (ii) Landlord has obtained consents or waivers from any third parties which may be required under a lease, mortgage, financing arrangement, or other agreement by which Landlord is bound, to enable Landlord to permit such assignment.

        (d) Landlord's acceptance of rent or any other payment from any trustee, receiver, assignee, person, or other entity will not be deemed to have waived, or waive, the requirement of Landlord's consent, Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent, or Landlord's claim for any amount of Rent due from Tenant.

11.05    LANDLORD'S DEFAULT

Landlord shall be in default hereunder in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within thirty (30) days after the receipt by Landlord of written notice from Tenant of the alleged failure to perform. In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease. Tenant hereby waives such remedies of termination and rescission and hereby agrees that Tenant's remedies for default hereunder and for breach of any promise or inducement shall be limited to a suit for damages and/or injunction. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies, it will give the Mortgagee notice and a reasonable time to cure any default by Landlord.

                                 ARTICLE TWELVE
                              SURRENDER OF PREMISES

12.01   IN GENERAL

Upon the Termination Date, Tenant shall surrender and vacate the Premises immediately and deliver possession thereof to Landlord in a clean, good and tenantable condition, ordinary wear and tear, and damage caused by Landlord or by casualty or condemnation excepted. Tenant shall deliver to Landlord all keys to the Premises. Tenant shall remove from the Premises all movable personal property of Tenant and Tenant's trade fixtures, including, subject to Section 6.04, cabling for any of the foregoing. Tenant shall be entitled to remove such Tenant Additions which at the time of their installation Landlord and Tenant agreed may be removed by Tenant. Tenant shall also remove, as required by Landlord: (a) any existing improvements in the Initial Premises or any Tenant Alterations hereafter containing Hazardous Material, if any, and (b) any other Tenant Alterations hereafter except for those Landlord approves without notice to Tenant identifying which, if any, such improvements must be removed. Provided however, Landlord shall be required at the time of approval to so notify Tenant that removal is required only if, at the time Tenant requests such approval, Tenant's request also specifies in all capital letters that Landlord must identify any Tenant Alterations which Landlord will require Tenant to remove and refers to this Section of the Lease, and if Tenant fails to so specify, then Landlord has the right to require removal on or about the Termination Date. Notwithstanding the foregoing: (i) if any of the existing improvements in the Initial Premises or Tenant Additions hereafter which were installed by Tenant involved the lowering of ceilings, raising of floors or the installation of specialized wall or floor coverings or lights, then Tenant shall also be obligated to return such surfaces to their condition prior to the commencement of this Lease and (ii) Tenant shall also be required to close any staircases or other openings between floors now existing or hereafter consented to by Landlord. In the event possession of the Premises is not delivered to Landlord when required hereunder, or if Tenant shall fail to remove those items described above, Landlord may (but shall not be obligated to), at Tenant's expense, remove any of such property and store, sell or otherwise deal with such property as provided in Section 11.02(b), including the waiver and indemnity obligations provided in that Section, and undertake, at Tenant's expense, such restoration work as Landlord deems necessary or advisable.

12.02   LANDLORD'S RIGHTS

All property which may be removed from the Premises by Landlord shall be conclusively presumed to have been abandoned by Tenant and Landlord may deal with such property as provided in Section 11.02(b), including the waiver and indemnity obligations provided in that Section. Tenant shall also reimburse Landlord for all costs and expenses incurred by Landlord in removing any of Tenant Additions and in restoring the Premises to the condition required by this Lease at the Termination Date.

                                ARTICLE THIRTEEN
                                  HOLDING OVER

Tenant shall pay Landlord the greater of (i) one hundred fifty percent (150%) the monthly Rent payable for the month immediately preceding the holding over (including increases for Rent Adjustments which Landlord may reasonably estimate) or, (ii) one hundred fifty percent (150%) the fair market rental value of the Premises as reasonably determined by Landlord for each month or portion thereof that Tenant retains possession of the Premises, or any portion thereof, after the Termination Date (without reduction for any partial month that Tenant retains possession). Tenant shall also pay all damages sustained by Landlord by reason of such retention of possession. The provisions of this Article shall not constitute a waiver by Landlord of any re-entry rights of Landlord and Tenant's continued occupancy of the Premises shall be as a tenancy in sufferance. If Tenant retains possession of the Premises, or any part thereof for thirty (30) days after the Termination Date then at the sole option of Landlord expressed by written notice to Tenant, but not otherwise, such holding over shall constitute an extension of the Term of this Lease for a period of one (1) year on the same terms and conditions (including those with respect to the payment of Rent) as provided in this Lease, except that the Monthly Base Rent for such period shall be equal to the greater of (i) 150% of the Monthly Base Rent payable during the month preceding the Termination Date, or (ii) 150% of the monthly base rent then being quoted by Landlord for similar space in the Building.

                                ARTICLE FOURTEEN
                        DAMAGE BY FIRE OR OTHER CASUALTY

14.01   SUBSTANTIAL UNTENANTABILITY

        (a) If any fire or other casualty (whether insured or uninsured) renders all or a substantial portion of the Premises or the Building untenantable, Landlord shall, with reasonable promptness after the occurrence of such damage, estimate the length of time that will be required to substantially complete the repair and restoration and shall by notice advise Tenant of such estimate ("Landlord's Notice"). If Landlord estimates that the amount of time required to substantially complete such repair and restoration will exceed one hundred eighty (180) days from the date such damage occurred, then Landlord, or Tenant if all or a substantial portion of the Premises is rendered untenantable, shall have the right to terminate this Lease as of the date of such damage upon giving written notice to the other at any time within twenty (20) days after delivery of Landlord's Notice, provided that if Landlord so chooses, Landlord's Notice may also constitute such notice of termination.

        (b) Unless this Lease is terminated as provided in the preceding subparagraph, Landlord shall proceed with reasonable promptness to repair and restore the Premises and the Building to its condition as existed prior to such casualty, subject to reasonable delays for insurance adjustments and Force Majeure delays, and also subject to Laws, including zoning laws and building codes, then in effect. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease if such repairs and restoration are not in fact completed within the time period estimated by Landlord so long as Landlord shall proceed with reasonable diligence to complete such repairs and restoration.

        (c) Tenant acknowledges that Landlord shall be entitled to the full proceeds of any insurance coverage, whether carried by Landlord or Tenant, for damages to the Premises, except for those proceeds of Tenant's insurance of its own personal property and equipment which would be removable by Tenant at the Termination Date. All such insurance proceeds shall be payable to Landlord whether or not the Premises are to be repaired and restored, provided, however, if this Lease is not terminated and the parties proceed to repair and restore Tenant Additions at Tenant's cost, to the extent Landlord received proceeds of Tenant's insurance covering Tenant Additions, such proceeds shall be applied to reimburse Tenant for its cost of repairing and restoring Tenant Additions.

        (d) Notwithstanding anything to the contrary herein set forth: (i) Landlord shall have no duty pursuant to this Section to repair or restore any portion of any Tenant Additions or to expend for any repair or restoration of the Premises or Building amounts in excess of insurance proceeds paid to Landlord and available for repair or restoration; and (ii) Tenant shall not have the right to terminate this Lease pursuant to this Section if any damage or destruction was caused by the act or neglect of Tenant, its agent or employees. Whether or not the Lease is terminated pursuant to this Article Fourteen, in no event shall Tenant be entitled to any compensation or damages for loss of the use of the whole or any part of the Premises or for any inconvenience or annoyance occasioned by any such damage, destruction, rebuilding or restoration of the Premises or the Building or access thereto.

        (e) Any repair or restoration of the Premises performed by Tenant shall be in accordance with the provisions of Article Nine hereof.

14.02   INSUBSTANTIAL UNTENANTABILITY

If the Premises or the Building is damaged by a casualty but neither is rendered substantially untenantable and Landlord estimates that the time to substantially complete the repair or restoration will not exceed one hundred eighty (180) days from the date such damage occurred, then Landlord shall proceed to repair and restore the Building or the Premises other than Tenant Additions, with reasonable promptness, unless such damage is to the Premises and occurs during the last six (6) months of the Term, in which event either Tenant or Landlord shall have the right to terminate this Lease as of the date of such casualty by giving written notice thereof to the other within twenty (20) days after the date of such casualty. Notwithstanding the foregoing, Landlord's obligation to repair shall be limited in accordance with the provisions of Section 14.01 above.

14.03   RENT ABATEMENT

Except for the negligence or willful act of Tenant or its agents, employees, contractors or invitees, if all or any part of the Premises are rendered untenantable by fire or other casualty and this Lease is not terminated, Monthly Base Rent and Rent Adjustments shall abate for that part of the Premises which is untenantable on a per diem basis from the date of the casualty until Landlord has Substantially Completed the repair and restoration work in the Premises which it is required to perform, provided, that as a result of such casualty, Tenant does not occupy the portion of the Premises which is untenantable during such period.

14.04   WAIVER OF STATUTORY REMEDIES

The provisions of this Lease, including this Article Fourteen, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, the Premises or the Property or any part of either, and any Law, including Sections 1932(2), 1933(4), 1941 and 1942 of the California Civil Code, with respect to any rights or obligations concerning damage or destruction shall have no application to this Lease or to any damage to or destruction of all or any part of the Premises or the Property or any part of either, and are hereby waived.

                                 ARTICLE FIFTEEN
                                 EMINENT DOMAIN

15.01   TAKING OF WHOLE OR SUBSTANTIAL PART

In the event the whole or any substantial part of the Building or of the Premises is taken or condemned by any competent authority for any public use or purpose (including a deed given in lieu of condemnation) and is thereby rendered untenantable, this Lease shall terminate as of the date title vests in such authority, and Monthly Base Rent and Rent Adjustments shall be apportioned as of the Termination Date. Notwithstanding anything to the contrary herein set forth, in the event the taking is temporary (for less than twelve (12) months or the remaining term of the Lease, whichever is less), Landlord may elect either (i) to terminate this Lease or (ii) to permit Tenant to receive the entire award attributable to the Premises in which case Tenant shall continue to pay Rent and this Lease shall not terminate.

15.02   TAKING OF PART

In the event a part of the Building or the Premises is taken or condemned by any competent authority (or a deed is delivered in lieu of condemnation) and this Lease is not terminated, the Lease shall be amended to reduce or increase, as the case may be, the Monthly Base Rent and Tenant's Proportionate Share to reflect the Rentable Area of the Premises or Building, as the case may be, remaining after any such taking or condemnation. Landlord, upon receipt and to the extent of the award in condemnation (or proceeds of sale) shall make necessary repairs and restorations to the Premises (exclusive of Tenant Additions) and to the Building to the extent necessary to constitute the portion of the Building not so taken or condemned as a complete architectural and economically efficient unit. Notwithstanding the foregoing, if as a result of any taking, or a governmental order that the grade of any street or alley adjacent to the Building is to be changed and such taking or change of grade makes it necessary or desirable to substantially remodel or restore the Building or prevents the economical operation of the Building, Landlord shall have the right to terminate this Lease upon ninety (90) days prior written notice to Tenant.

15.03   COMPENSATION

Landlord shall be entitled to receive the entire award (or sale proceeds) from any such taking, condemnation or sale without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award; provided, however, Tenant shall have the right separately to pursue against the condemning authority a separate award in respect of the loss, if any, to Tenant's personal property, trade fixtures and Tenant Additions paid for by Tenant, as well as expenses for relocation, without any credit or allowance from Landlord so long as there is no diminution of Landlord's award as a result.

                                 ARTICLE SIXTEEN
                                    INSURANCE

16.01   TENANT'S INSURANCE

Tenant, at Tenant's expense, agrees to maintain in force, with a company or companies reasonably acceptable to Landlord, during the Term: (a) Commercial General Liability Insurance on a primary basis and without any right of contribution from any insurance carried by Landlord covering the Premises on an occurrence basis against all claims for personal injury, bodily injury, death and property damage, including contractual liability covering the indemnification provisions in this Lease. Such insurance shall be for such limits that are reasonably required by Landlord from time to time but not less than a combined single limit of Five Million and No/100 Dollars ($5,000,000.00);
(b) Workers' Compensation and Employers' Liability Insurance to the extent required by and in accordance with the Laws of the State of California; (c) "All Risks" property insurance in an amount adequate to cover the full replacement cost of all Tenant Additions to the Premises, equipment, installations, fixtures and contents of the Premises in the event of loss; (d) In the event a motor vehicle is to be used by Tenant in connection with its business operation from the Premises, Comprehensive Automobile Liability Insurance coverage with limits of not less than Three Million and No/100 Dollars ($3,000,000.00) combined single limit coverage against bodily injury liability and property damage liability arising out of the use by or on behalf of Tenant, its agents and employees in connection with this Lease, of any owned, non-owned or hired motor vehicles; and (e) such other insurance or coverages as Landlord reasonably requires and customarily are maintained by tenants of the Comparable Buildings.

16.02   FORM OF POLICIES

Each policy referred to in 16.01 shall satisfy the following requirements. Each policy shall (i) name Landlord and the Indemnitees as additional insureds (except Workers' Compensation and Employers' Liability Insurance), (ii) be issued by one or more responsible insurance companies licensed to do business in the State of California reasonably satisfactory to Landlord, (iii) where applicable, provide for deductible amounts satisfactory to Landlord and not permit co-insurance, (iv) shall provide that such insurance may not be canceled or amended without ten (10) days' prior written notice to the Landlord, and (v) each policy of "All-Risks" property insurance shall provide that the policy shall not be invalidated should the insured waive in writing prior to a loss, any or all rights of recovery against any other party for losses covered by such policies. Tenant shall deliver to Landlord, certificates for all policies and renewals thereof to be maintained by Tenant hereunder, prior to the Commencement Date and not less than ten (10) days prior to the expiration date of each policy.

16.03   LANDLORD'S INSURANCE

Landlord agrees to purchase and keep in full force and effect during the Term hereof, including any extensions or renewals thereof, insurance under policies issued by insurers of recognized responsibility, qualified to do business in the State of California on the Building in amounts not less than the greater of eighty (80%) percent of the then full replacement cost (without depreciation) of the Building (above foundations and excluding Tenant Additions to the Premises) or an amount sufficient to prevent Landlord from becoming a co-insurer under the terms of the applicable policies, against fire and such other risks as may be included in standard forms of all risk coverage insurance reasonably available from time to time. Landlord agrees to maintain in force during the Term, Commercial General Liability Insurance covering the Building on an occurrence basis against all claims for personal injury, bodily injury, death and property



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

damage. Such insurance shall be for a combined single limit of Five Million and No/100 Dollars ($5,000,000.00). Neither Landlord's obligation to carry such insurance nor the carrying of such insurance shall be deemed to be an indemnity by Landlord with respect to any claim, liability, loss, cost or expense due, in whole or in part, to Tenant's negligent acts or omissions or willful misconduct. Without obligation to do so, Landlord may, in its sole discretion from time to time, carry insurance in amounts greater and/or for coverage additional to the coverage and amounts set forth above.

16.04   WAIVER OF SUBROGATION

        (a) Landlord agrees that, if obtainable at no, or minimal, additional cost, and so long as the same is permitted under the laws of the State of California, it will include in its "All Risks" policies appropriate clauses pursuant to which the insurance companies (i) waive all right of subrogation against Tenant with respect to losses payable under such policies and/or (ii) agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policies.

        (b) Tenant agrees to include, if obtainable at no, or minimal, additional cost, and so long as the same is permitted under the laws of the State of California, in its "All Risks" insurance policy or policies on Tenant Additions to the Premises, whether or not removable, and on Tenant's furniture, furnishings, fixtures and other property removable by Tenant under the provisions of this Lease appropriate clauses pursuant to which the insurance company or companies (i) waive the right of subrogation against Landlord and/or any tenant of space in the Building with respect to losses payable under such policy or policies and/or (ii) agree that such policy or policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policy or policies. If Tenant is unable to obtain in such policy or policies either of the clauses described in the preceding sentence, Tenant shall, if legally possible and without necessitating a change in insurance carriers, have Landlord named in such policy or policies as an additional insured. If Landlord shall be named as an additional insured in accordance with the foregoing, Landlord agrees to endorse promptly to the order of Tenant, without recourse, any check, draft, or order for the payment of money representing the proceeds of any such policy or representing any other payment growing out of or connected with said policies, and Landlord does hereby irrevocably waive any and all rights in and to such proceeds and payments.

        (c) Provided that Landlord's right of full recovery under its policy or policies aforesaid is not adversely affected or prejudiced thereby, Landlord hereby waives any and all right of recovery which it might otherwise have against Tenant, its servants, agents and employees, for loss or damage occurring to the Real Property and the fixtures, appurtenances and equipment therein, except Tenant Additions, to the extent the same is covered by Landlord's insurance, notwithstanding that such loss or damage may result from the negligence or fault of Tenant, its servants, agents or employees. Provided that Tenant's right of full recovery under its aforesaid policy or policies is not adversely affected or prejudiced thereby, Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, its servants, and employees and against every other tenant of the Real Property who shall have executed a similar waiver as set forth in this Section 16.04 (c) for loss or damage to Tenant Additions, whether or not removable, and to Tenant's furniture, furnishings, fixtures and other property removable by Tenant under the provisions hereof to the extent the same is coverable by Tenant's insurance required under this Lease, notwithstanding that such loss or damage may result from the negligence or fault of Landlord, its servants, agents or employees, or such other tenant and the servants, agents or employees thereof.

        (d) Landlord and Tenant hereby agree to advise the other promptly if the clauses to be included in their respective insurance policies pursuant to subparagraphs (a) and (b) above cannot be obtained on the terms hereinbefore provided and thereafter to furnish the other with a certificate of insurance or copy of such policies showing the naming of the other as an additional insured, as aforesaid. Landlord and Tenant hereby also agree to notify the other promptly of any cancellation or change of the terms of any such policy which would affect such clauses or naming. All such policies which name both Landlord and Tenant as additional insureds shall, to the extent obtainable, contain agreements by the insurers to the effect that no act or omission of any additional insured will invalidate the policy as to the other additional insureds.

16.05   NOTICE OF CASUALTY

Tenant shall give Landlord notice in case of a fire or accident in the Premises promptly after Tenant is aware of such event.


                                ARTICLE SEVENTEEN
                         WAIVER OF CLAIMS AND INDEMNITY

17.01   WAIVER OF CLAIMS

To the extent permitted by Law, Tenant releases the Indemnitees from, and waives all claims for, damage to person or property sustained by the Tenant or any occupant of the Premises or the Property resulting directly or indirectly from any existing or future condition, defect, matter or thing in and about the Premises or the Property or any part of either or any equipment or appurtenance therein, or resulting from any accident in or about the Premises or the Property, or resulting directly or indirectly from any act or neglect of any tenant or



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

occupant of the Property or of any other person, including Landlord's agents and servants, except to the extent caused by the gross negligence or willful misconduct of any of Indemnitees, but the foregoing exception is subject to and shall not diminish any waivers by Tenant or Landlord or their respective insurers in effect in accordance with Section 16.04. To the extent permitted by Law, Tenant hereby waives any consequential damages, compensation or claims for inconvenience or loss of business, rents, or profits as a result of such injury or damage, whether or not caused by the gross negligence or willful misconduct of any of Indemnitees. If any such damage, whether to the Premises or the Property or any part of either, or whether to Landlord or to other tenants in the Property, results from any act or neglect of Tenant, its employees, servants, agents, contractors, invitees or customers, Tenant shall be liable therefor and Landlord may, at Landlord's option, repair such damage and Tenant shall, upon demand by Landlord, as payment of additional Rent hereunder, reimburse Landlord within ten (10) days of demand for the total cost of such repairs, in excess of amounts, if any, paid to Landlord under insurance covering such damages. Tenant shall not be liable for any such damage caused by its acts or neglect if Landlord or a tenant has recovered for the damage from proceeds of insurance policies and the insurance company has waived its right of subrogation against Tenant.

17.02   INDEMNITY BY TENANT

To the extent permitted by Law, Tenant hereby indemnifies, and agrees to protect, defend and hold the Indemnitees harmless, against any and all actions, claims, demands, liability, costs and expenses, including attorneys' fees and expenses for the defense thereof, arising from Tenant's occupancy of the Premises, from the undertaking of any Tenant Additions or repairs to the Premises, from the conduct of Tenant's business on the Premises, or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or from any willful act or negligence of Tenant, its agents, contractors, servants, employees, customers or invitees, in or about the Premises or the Property or any part of either. In case of any action or proceeding brought against the Indemnitees by reason of any such claim, upon notice from Landlord, Tenant covenants to defend such action or proceeding by counsel chosen by Landlord, in Landlord's sole discretion. Landlord reserves the right to settle, compromise or dispose of any and all actions, claims and demands related to the foregoing indemnity. The foregoing indemnity shall not operate to relieve any Indemnitee of liability to the extent its share of such liability is caused by its gross negligence or willful misconduct. Further, the foregoing indemnity and exception is subject to and shall not diminish any waivers in effect in accordance with Section 16.04 by Landlord or its insurers to the extent of amounts, if any, paid to Landlord under its "All-Risks" property insurance.

                                ARTICLE EIGHTEEN
                              RULES AND REGULATIONS

18.01   RULES

Tenant agrees for itself and for its subtenants, employees, agents, and invitees to comply with the rules and regulations listed on Exhibit C attached hereto and with all reasonable modifications and additions thereto which Landlord may make from time to time. In the case of any conflict between this Lease and the rules and regulations, this Lease shall control.

18.02   ENFORCEMENT

Nothing in this Lease shall be construed to impose upon the Landlord any duty or obligation to enforce the rules and regulations as set forth on Exhibit C or as hereafter adopted, or the terms, covenants or conditions of any other lease as against any other tenant, and the Landlord shall not be liable to the Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Landlord shall use reasonable efforts to enforce the rules and regulations of the Building in a uniform and non-discriminatory manner.

                                ARTICLE NINETEEN
                           LANDLORD'S RESERVED RIGHTS

Landlord shall have the following rights exercisable without notice to Tenant (except as hereinbelow provided) and without liability to Tenant for damage or injury to persons, property or business and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for offset or abatement of Rent: (1) to change the Building's name or street address upon thirty (30) days' prior written notice to Tenant; (2) to install, affix and maintain all signs on the exterior and/or interior of the Building; (3) to designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting that may be visible from the exterior of the Premises; (4) upon reasonable notice to Tenant, to display the Premises to prospective purchasers at reasonable hours at any time during the Term and to prospective tenants at reasonable hours during the last twelve (12) months of the Term; (5) to grant to any party the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to prohibit Tenant from using the Premises for the purpose permitted hereunder;
(6) to change the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, washrooms or public portions of the Building, and to close entrances, doors, corridors, elevators or other facilities, provided that such action shall not materially and adversely interfere with Tenant's access to the Premises or the Building or the appurtenant areas serving the Premises and the Building; (7) to have access for Landlord and other tenants of the Building to any mail chutes and boxes located in or on the Premises as required by any applicable rules of the United States Post Office; and (8) to close the Building after Standard Operating Hours, except that Tenant and its employees and invitees shall be entitled to admission at all times, under such regulations as Landlord prescribes for security purposes.

                                 ARTICLE TWENTY
                              ESTOPPEL CERTIFICATE

20.01   IN GENERAL

Within fifteen (15) days after request therefor by Landlord, Mortgagee or any prospective mortgagee or owner, Tenant agrees as directed in such request to execute an Estoppel Certificate in recordable form, binding upon Tenant as against any Mortgagee or prospective mortgagee or purchaser, certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, a description of such modifications and that this Lease as modified is in full force and effect); (ii) the dates to which Rent has been paid; (iii) that Tenant is in the possession of the Premises if that is the case; (iv) that to Tenant's knowledge Landlord is not in default under this Lease, or, if Tenant believes Landlord is in default, the nature thereof in detail; (v) that Tenant has no offsets or defenses to the performance of its obligations under this Lease (or if Tenant believes there are any offsets or defenses, a full and complete explanation thereof); (vi) that the Premises have been completed in accordance with the terms and provisions hereof or the Workletter, that Tenant has accepted the Premises and the condition thereof and of all improvements thereto and has no claims against Landlord or any other party with respect thereto; (vii) that if an assignment of rents or leases has been served upon the Tenant by a Mortgagee, Tenant will acknowledge receipt thereof and agree to be bound by the provisions thereof; (viii) that Tenant will give to the Mortgagee copies of all notices required or permitted to be given by Tenant to Landlord; and (ix) to any other information reasonably requested.

20.02   ENFORCEMENT

In the event that Tenant fails to deliver an Estoppel Certificate and such failure continues for more than ten (10) days after request, then such failure shall be a Default for which there shall be no cure or grace period. In addition to any other remedy available to Landlord, Landlord may impose a charge equal to $500.00 for each day that Tenant thereafter fails after such ten (10) days prior to deliver an Estoppel Certificate.

                               ARTICLE TWENTY-ONE
                              RELOCATION OF TENANT

(Intentionally Omitted)

                               ARTICLE TWENTY-TWO
                               REAL ESTATE BROKERS

Tenant represents that, except for the broker(s) listed in Section 1.01(18), Tenant has not dealt with any real estate broker, sales person, or finder in connection with this Lease, and no such person initiated or participated in the negotiation of this Lease, or showed the Premises to Tenant. Tenant hereby agrees to indemnify, protect, defend and hold Landlord and the Indemnitees, harmless from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation. Landlord agrees to pay any commission to which Landlord's Broker listed in Section 1.01(18) is entitled in connection with this Lease pursuant to Landlord's written agreement with such broker. Landlord and Tenant agree that any commission payable to Tenant's Broker shall be paid by Tenant except to the extent Tenant's Broker and Landlord's Broker have entered into a separate agreement between themselves to share the commission paid to Landlord's Broker by Landlord.

                              ARTICLE TWENTY-THREE
                              MORTGAGEE PROTECTION

23.01   SUBORDINATION AND ATTORNMENT

        (a) Subject to Section 23.01(b) hereof, this Lease is and shall be expressly subject and subordinate at all times to (i) any ground or underlying lease of the Real Property, now or hereafter existing, and all amendments, extensions, renewals and modifications to any such lease, and (ii) the lien of any mortgage or trust deed now or hereafter encumbering fee title to the Real Property and/or the leasehold estate under any such lease, and all amendments, extensions, renewals, replacements and modifications of such mortgage or trust deed and/or the obligation secured thereby, unless such ground lease or ground lessor, or mortgage, trust deed or Mortgagee, expressly provides or elects that the Lease shall be superior to such lease or mortgage or trust deed. If any such mortgage or trust deed is foreclosed (including any sale of the Real Property pursuant to a power of sale), or if any such lease is terminated, upon request of the Mortgagee or ground lessor, as the case may be, Tenant shall attorn to the purchaser at the foreclosure sale or to the ground lessor under such lease, as the case may be, provided, however, that such purchaser or ground lessor shall not be (i) bound by any payment of Rent for more than one month in advance except payments in the nature of security for the performance by Tenant of its obligations under this Lease; (ii) subject to any offset, defense or damages arising out of a default of any obligations of any preceding Landlord; or (iii) bound by any amendment or modification of this Lease made without the written consent of the Mortgagee or ground lessor; or (iv) liable for any security deposits not actually received in cash by such purchaser or ground lessor. This subordination shall be self-operative and no further certificate or instrument of subordination need be required by any such Mortgagee or ground lessor. In confirmation of such subordination, however, Tenant shall execute promptly any reasonable certificate or instrument that Landlord, Mortgagee or ground lessor may request. Upon request by such successor in interest, Tenant shall execute and deliver reasonable instruments confirming the attornment provided for herein.

        (b) Notwithstanding any provision of the Lease to the contrary, provided that: (i) Tenant pays any fees and costs associated with requesting a nondisturbance agreement, (ii) executes and delivers a subordination, nondisturbance and attornment agreement substantially in the form of Exhibit E hereto, with such changes thereto as any lessor under a ground or underlying lease or mortgagee or beneficiary may reasonably require ("Nondisturbance Agreement") and complies with the provisions thereof, and (iii) Tenant is not in default under this Lease, no termination of any ground lease or underlying lease and no foreclosure, sale pursuant to power of sale or conveyance by deed in lieu of foreclosure shall affect Tenant's rights under this Lease, except to the extent provided by such NonDisturbance Agreement. Landlord's inability to obtain the signature of any such lessor or Mortgagee on any such Nondisturbance Agreement shall not constitute a default by Landlord under this Lease, but so long as default by Tenant under this Lease is not the reason for Landlord's inability to obtain such signature, any such lessor or Mortgagee shall be deemed to have elected that this Lease be superior to the lease, mortgage or deed of trust in question, and Tenant shall, at the request of such lessor, mortgagee or beneficiary (or purchaser at any sale pursuant to the mortgage or deed of trust), attorn to any such party or enter into a new lease with such party (as Landlord) for the balance of the Term then remaining hereunder upon the same terms and conditions as those herein, provided, however, that such party shall not be (i) bound by any payment of Rent for more than one month in advance except payments in the nature of security for the performance by Tenant of its obligations under this Lease; (ii) subject to any offset, defense or damages arising out of a default of any obligations of any preceding Landlord; or (iii) bound by any amendment or modification of this Lease made without the written consent of the Mortgagee or ground lessor; or (iv) liable for any security deposits not actually received in cash by such purchaser or ground lessor. Upon request by such successor in interest, Tenant shall execute and deliver reasonable instruments confirming the attornment provided for herein

23.02   MORTGAGEE PROTECTION

Tenant agrees to give any Mortgagee or ground lessor, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has received notice (by way of service on Tenant of a copy of an assignment of rents and leases, or otherwise) of the address of such Mortgagee or ground lessor. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee or ground lessor shall have an additional thirty
(30) days after receipt of notice thereof within which to cure such default or if such default cannot be cured within that time, then such additional notice time as may be necessary, if, within such thirty (30) days, any Mortgagee or ground lessor has commenced and is diligently pursuing the remedies necessary to cure such default (including appointment of a receiver or commencement of foreclosure proceedings or other proceedings to acquire possession of the Real Property, if necessary to effect such cure). Such period of time shall be extended by any period within which such Mortgagee or ground lessor is prevented from commencing or pursuing such foreclosure proceedings or other proceedings to acquire possession of the Real Property by reason of Landlord's bankruptcy. Until the time allowed as aforesaid for Mortgagee or ground lessor to cure such defaults has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of default. This Lease may not be modified or amended so as to reduce the Rent or shorten the Term, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this Lease be canceled or surrendered, without the prior written consent, in each instance, of the ground lessor or the Mortgagee.

                               ARTICLE TWENTY-FOUR
                                     NOTICES

        (a) All notices, demands or requests provided for or permitted to be given pursuant to this Lease must be in writing and shall be personally delivered, sent by Federal Express or other reputable overnight courier service, or mailed by first class, registered or certified United States mail, return receipt requested, postage prepaid.

        (b) All notices, demands or requests to be sent pursuant to this Lease shall be deemed to have been properly given or served by delivering or sending the same in accordance with this Section, addressed to the parties hereto at their respective addresses listed in Sections 1.01(2) and (3).

        (c) Notices, demands or requests sent by mail or overnight courier service as described above shall be effective upon deposit in the mail or with such courier service. However, the time period in which a response to any such notice, demand or request must be given shall commence to run from (i) in the case of delivery by mail, the date of receipt on the return receipt of the notice, demand or request by the addressee thereof, or (ii) in the case of delivery by Federal Express or other overnight courier service, the date of acceptance of delivery by an employee, officer, director or partner of Landlord or Tenant. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given, as indicated by advice from Federal Express or other overnight courier service or by mail return receipt, shall be deemed to be receipt of notice, demand or request sent. Notices may also be served by personal service upon any officer, director or partner of Landlord or Tenant, and shall be effective upon such service.

        (d) By giving to the other party at least thirty (30) days written notice thereof, either party shall have the right from time to time during the term of this Lease to change their respective addresses for notices, statements, demands and requests, provided such new address shall be within the United States of America.

                               ARTICLE TWENTY-FIVE
                                  MISCELLANEOUS

25.01   LATE CHARGES

        (a) All payments required hereunder (other than the Monthly Base Rent, Rent Adjustments, and Rent Adjustment Deposits, which shall be due as hereinbefore provided) to Landlord shall be paid within ten (10) days after Landlord's demand therefor. All such amounts (including Monthly Base Rent, Rent Adjustments, and Rent Adjustment Deposits) not paid when due shall bear interest from the date due until the date paid at the Default Rate in effect on the date such payment was due.

        (b) In the event Tenant is more than five (5) days late in paying any installment of Rent due under this Lease, Tenant shall pay Landlord a late charge equal to three percent (3%) of the delinquent installment of Rent. The parties agree that (i) such delinquency will cause Landlord to incur costs and expenses not contemplated herein, the exact amount of which will be difficult to calculate, including the cost and expense that will be incurred by Landlord in processing each delinquent payment of rent by Tenant, (ii) the amount of such late charge represents a reasonable estimate of such costs and expenses and that such late charge shall be paid to Landlord for each delinquent payment in addition to all Rent otherwise due hereunder. The parties further agree that the payment of late charges and the payment of interest provided for in subparagraph
(a) above are distinct and separate from one another in that the payment of interest is to compensate Landlord for its inability to use the money improperly withheld by Tenant, while the payment of late charges is to compensate Landlord for its additional administrative expenses in handling and processing delinquent payments. Notwithstanding the foregoing, on no more than one occasion during each twelve (12) months during the Lease Term, Landlord shall provide Tenant with a notice of delinquency and no late charge shall be due if Tenant pays the delinquent amount within five (5) days after receipt of such notice.

        (c) Payment of interest at the Default Rate and/or of late charges shall not excuse or cure any default by Tenant under this Lease, nor shall the foregoing provisions of this Article or any such payments prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay Rent when due, including the right to terminate this Lease.

25.02   NO JURY TRIAL; VENUE; JURISDICTION

Each party hereto (which includes any assignee, successor, heir or personal representative of a party) shall not seek a jury trial, hereby waives trial by jury, and hereby further waives any objection to venue in the County in which the Project is located, and agrees and consents to personal jurisdiction of the courts of the State of California, in any action or proceeding or counterclaim brought by any party hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any claim of injury or damage, or the enforcement of any remedy under any statute, emergency or otherwise, whether any of the foregoing is based on this Lease or on tort law. No party will seek to consolidate any such action in which a jury has been waived with any other action in which a jury trial cannot or has not been waived. It is the intention of the parties that these provisions shall be subject to no exceptions. By execution of this Lease the parties agree that this provision may be filed by any party hereto with the clerk or judge before whom any action is instituted, which filing shall constitute the written consent to a waiver of jury trial pursuant to and in accordance with Section 631 of the California Code of Civil Procedure. No party has in any way agreed with or represented to any other party that the provisions of this Section will not be fully enforced in all instances. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

25.03   DEFAULT UNDER OTHER LEASE

It shall be a Default under this Lease if Tenant under any other lease with Landlord for premises in the Project defaults under such lease and as a result thereof such lease is terminated or terminable.

25.04   OPTION

This Lease shall not become effective as a lease or otherwise until executed and delivered by both Landlord and Tenant. The submission of the Lease to Tenant does not constitute a reservation of or option for the

Premises, but when executed by Tenant and delivered to Landlord, the Lease shall constitute an irrevocable offer by Tenant in effect for fifteen (15) days to lease the Premises on the terms and conditions herein contained.

25.05   TENANT AUTHORITY

Tenant represents and warrants to Landlord that it has full authority and power to enter into and perform its obligations under this Lease, that the person executing this Lease is fully empowered to do so, and that no consent or authorization is necessary from any third party. Landlord may request that Tenant provide Landlord evidence of Tenant's authority.

25.06   ENTIRE AGREEMENT

This Lease, the Exhibits attached hereto and the Workletter contain the entire agreement between Landlord and Tenant concerning the Premises and there are no other agreements, either oral or written, and no other representations or statements, either oral or written, on which Tenant has relied. This Lease shall not be modified except by a writing executed by Landlord and Tenant.

25.07   MODIFICATION OF LEASE FOR BENEFIT OF MORTGAGEE

If Mortgagee of Landlord requires a modification of this Lease which shall not result in any increased cost or expense to Tenant or in any other substantial and adverse change in the rights and obligations of Tenant hereunder, then Tenant agrees that the Lease may be so modified.

25.08   EXCULPATION

Tenant agrees, on its behalf and on behalf of its successors and assigns, that any liability or obligation of Landlord in connection with this Lease shall only be enforced against Landlord's equity interest in the Property up to a maximum of Five Million Dollars ($5,000,000.00) and in no event against any other assets of the Landlord, or Landlord's officers or directors or partners, and that any liability of Landlord with respect to this Lease shall be so limited and Tenant shall not be entitled to any judgment in excess of such amount.

25.09   ACCORD AND SATISFACTION

No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant's right of possession of the Premises shall reinstate, continue or extend the Term. Receipt or acceptance of payment from anyone other than Tenant, including an assignee of Tenant, is not a waiver of any breach of Article Ten, and Landlord may accept such payment on account of the amount due without prejudice to Landlord's right to pursue any remedies available to Landlord.

25.10   LANDLORD'S OBLIGATIONS ON SALE OF BUILDING

In the event of any sale or other transfer of the Building, Landlord shall be entirely freed and relieved of all agreements and obligations of Landlord hereunder accruing or to be performed after the date of such sale or transfer, and any remaining liability of Landlord with respect to this Lease shall be limited to Five Million Dollars ($5,000,000.00) and Tenant shall not be entitled to any judgment in excess of such amount.

25.11   BINDING EFFECT

Subject to the provisions of Article Ten, this Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and permitted assigns.

25.12   CAPTIONS

The Article and Section captions in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such Articles and Sections.

25.13   TIME; APPLICABLE LAW; CONSTRUCTION

Time is of the essence of this Lease and each and all of its provisions. This Lease shall be construed in accordance with the Laws of the State of California. If more than one person signs this Lease as Tenant, the obligations hereunder imposed shall be joint and several. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each item, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by Law.

Wherever the term "including" or "includes" is used in this Lease, it shall have the same meaning as if followed by the phrase "but not limited to". The language in all parts of this Lease shall be construed according to its normal and usual meaning and not strictly for or against either Landlord or Tenant.

25.14   ABANDONMENT

(Intentionally Omitted)

25.15   LANDLORD'S RIGHT TO PERFORM TENANT'S DUTIES

If Tenant fails timely to perform any of its duties under this Lease or the Workletter, Landlord shall have the right (but not the obligation), to perform such duty on behalf and at the expense of Tenant with not less than three (3) days prior notice to Tenant (except in the case of an emergency, or in which case notice as is reasonable under the circumstances), and all sums expended or expenses incurred by Landlord in performing such duty shall be deemed to be additional Rent under this Lease and shall be due and payable upon demand by Landlord.

25.16   SECURITY SYSTEM

Landlord shall not be obligated to provide or maintain any security patrol or security system. Landlord shall not be responsible for the quality of any such patrol or system which may be provided hereunder or for damage or injury to Tenant, its employees, invitees or others due to the failure, action or inaction of such patrol or system.

25.17   NO LIGHT, AIR OR VIEW EASEMENTS

Any diminution or shutting off of light, air or view by any structure which may be erected on lands of or adjacent to the Project shall in no way affect this Lease or impose any liability on Landlord.

25.18   RECORDATION

Neither this Lease, nor any notice nor memorandum regarding the terms hereof, shall be recorded by Tenant. Any such unauthorized recording shall be a Default for which there shall be no cure or grace period. Tenant agrees to execute and acknowledge, at the request of Landlord, a memorandum of this Lease, in recordable form.

25.19   SURVIVAL

The waivers of the right of jury trial, the other waivers of claims or rights, the releases and the obligations of Tenant under this Lease to indemnify, protect, defend and hold harmless Landlord and/or Indemnitees shall survive the expiration or termination of this Lease, and so shall all other obligations or agreements which by their terms survive expiration or termination of the Lease.

25.20   RIDERS

All Riders attached hereto and executed both by Landlord and Tenant shall be deemed to be a part hereof and hereby incorporated herein.

IN WITNESS WHEREOF, this Lease has been executed as of the date set forth in
Section 1.01(4) hereof.

TENANT:                                       LANDLORD:
Calico Commerce, Inc.,                        Metropolitan Life Insurance Company,
a Delaware corporation                        a New York corporation

By      /s/  Alan Naumann                          By      /s/ Edward J. Hayes
        --------------------------------                   ---------------------------------
Its     President and CEO                          Its    Assistant Vice President
        --------------------------------                   ---------------------------------
        (Chairman of Board, President or
        Vice President

By      /s/ Arthur  F. Knapp, Jr
        --------------------------------

Its     VP/CFO
        --------------------------------
        (Secretary, Assistant Secretary,
        CFO or Assistant Treasurer)

                                    EXHIBIT A
                                PLAN OF PREMISES



                               EXHIBIT A - Page 1

                                    EXHIBIT B
                              WORKLETTER AGREEMENT
                                   (Allowance)

        This Workletter Agreement ("Workletter") supplements a certain Office Lease dated as of August 18, 1999 executed concurrently herewith by Metropolitan Life Insurance Company, a New York corporation, as Landlord, and Calico Commerce, Inc., a Delaware corporation, as Tenant, for the Premises as described therein (the "Lease").

        1. Defined Terms. Capitalized terms used in this Workletter shall have the same meanings set forth in the Lease except as otherwise specified herein and except for terms capitalized in the ordinary course of punctuation. For purposes of this Workletter the following capitalized terms have the following meanings:

        1.1. "Design Documents" means the layout plans and specifications for the real property improvements to be constructed by Landlord in Expansion Space A and the Premises which are the final product of the preliminary space planning and which (i) include, among other things, all partitions, doors, HVAC (heating, ventilating and air conditioning systems) distribution, ceiling systems, light fixtures, plumbing installations, electrical installations and outlets, telephone installations and outlets, any other installations required by Tenant, fire and life-safety systems, wall finishes and floor coverings, whether to be newly installed or requiring changes from the as-is condition of Expansion Space A and the Premises as of the date of execution of the Lease, all in sufficient detail to commence preparation of the Construction Drawings (defined below); and
(ii) comply with all Law as applicable and as interpreted at the time of construction of the Tenant Improvements (defined below), including all building codes and the ADA (as defined in the Lease);

        1.2 "Construction Drawings" means the final architectural plans and specifications, and engineering plans and specifications, for the real property improvements to be constructed by Landlord in Expansion Space A and the Premises in sufficient detail to be submitted for governmental approvals and building permits and to serve as the detailed construction drawings and specifications for the contractor, and shall (i) include, among other things, all partitions, doors, HVAC distribution, ceiling systems, light fixtures, plumbing installations, electrical installations and outlets, telephone installations and outlets, any other installations required by Tenant, fire and life-safety systems, wall finishes and floor coverings, whether to be newly installed or requiring changes from the as-is condition of the Premises as of the date of execution of the Lease; and (ii) comply with all Law as applicable and as interpreted at the time of construction of the Tenant Improvements (defined below), including all building codes and the ADA (defined above);

        1.3 "Tenant Improvements" means all real property improvements to be constructed by Landlord as shown on the Construction Drawings, as they may be modified as provided herein; and

        1.4 "Landlord Work" means the construction and installation of the Tenant Improvements and the Core Compliance Work.

        1.5 "Core Compliance Work" means the following for which Landlord shall be responsible at no cost or expense to Tenant: modifications to the fire sprinkler systems on the floors on which the Premises and Expansion Space A are located if and to the extent that such upgrades are required by the City of San Jose and necessary to comply with Law, as applicable and as interpreted at the time of execution of this Lease.

        2. Design Matters.

        2.1. Tenant, through architects and/or space planners chosen by Tenant, subject to Landlord's prior written approval ("Tenant's Architect"), shall prepare the Design Documents, in accordance with the design specified by Tenant, subject to Landlord's written approval, which shall not unreasonably be withheld. Tenant has requested Landlord's approval of Fenny + Mehl as Tenant's Architect, and Landlord hereby confirms such approval.

        2.2. Tenant, through Tenant's Architect, shall prepare the Construction Drawings, as they may be modified as provided herein, in accordance with the approved Design Documents, which Construction Drawings shall be subject to Landlord's written approval, which shall not unreasonably be withheld. Provided however, engineers, architects or contractors chosen by Landlord ("Landlord's Engineers") shall prepare any necessary portions of and/or supplements to the Construction Drawings for any work with respect to HVAC, mechanical, electrical, plumbing, security, fire, life safety and structural systems, and structural matters, and Tenant's Architect shall coordinate the preparation of such portions and/or supplements.

        2.3. Landlord may designate an architect and/or space planner ("Landlord's Architect") who will assist Landlord with respect to review and approval of the Design Documents and the Construction Drawings. Tenant's Architect shall deliver to Landlord's Architect copies of all plans, specifications, information, materials and communications delivered to Landlord, at the same time they are delivered to Landlord, and shall provide copies of Design Documents and Construction Drawings to contractor(s)



                               EXHIBIT B - Page 1
specified by Landlord or Landlord's Architect. Tenant's Architect shall cooperate with, and respond to questions from, Landlord, Landlord's Architect, Landlord's Engineers, and Landlord's general contractor(s) during the planning and design phase, bidding phase, and construction phase with respect to the plans and specifications and changes thereto.

        2.4. Tenant shall be responsible for the suitability for the Tenant's needs and business of the design and function of all Tenant Improvements (defined below). Tenant, at its own expense, shall devote such time and provide such instructions as may be necessary to complete and to enable Landlord to complete the respective matters described below, and Tenant and Landlord respectively shall approve such matters, within the times described below:

                (a) Tenant shall cause Tenant's Architect to prepare, and Tenant shall approve in writing and submit to Landlord for Landlord's approval the Design Documents within five (5) business days after execution of the Lease;

                (b) Landlord's written approval of the Design Documents within five (5) business days after receipt from Tenant of Design Documents approved in writing by Tenant;

                (c) Tenant's written approval of a nonbinding preliminary estimate ("Landlord's Preliminary Estimate") provided by Landlord of the cost of the Tenant Improvements shown on the Design Documents within three (3) business days after receipt of such estimate;

                (d) Tenant shall cause Tenant's Architect to prepare, and Tenant shall approve in writing and submit to Landlord for Landlord's approval the Construction Drawings within ten (10) business days after the due date for Tenant's approval of Landlord's Preliminary Estimate; and

                (e) Landlord's written approval of the Construction Drawings within five (5) business days after receipt from Tenant of Construction Drawings approved in writing by Tenant.

        2.5 Landlord and Tenant respectively agree that where the consent or approval of a party is required under this Workletter, it shall not be unreasonably withheld, conditioned or delayed. Without limiting the generality of the reasonable grounds on which Landlord may withhold approval, it shall be deemed reasonable for Landlord to withhold approval of any item of the design of, construction of, or change in the Tenant Improvements under this Workletter if: (a) the improvement involves any structural alteration, excess floor load or any other affect on the structural integrity of the Building; (b) possible damage to the Building systems, alteration of such systems, unusual demands on such systems or use of more than Tenant's proportionate share of the capacity of such systems; (c) noncompliance with Law; or (d) affect on the exterior appearance of the Building.

        2.6 Tenant, through Tenant's Architect, shall coordinate the preparation and completion of the State of California energy utilization calculations under Title 24 legislation by one of Landlord's Engineers.

        2.7 Upon receipt of Landlord's approval of the Construction Drawings, Tenant, through Tenant's Architect, shall process and obtain from the City of San Jose and any other governmental authority all necessary approvals and building permits in connection with the design and construction of the Tenant Improvements.

        2.8 Tenant, through Tenant's Architect, shall prepare and complete as-built mylar and digitized (if available) plans and specifications for the Tenant Improvements.

        3. Construction; Landlord's Contribution; Tenant Improvement Costs.

        3.1. Construction; Landlord's Contribution. Landlord, through its contractor, shall complete the construction of the Tenant Improvements and Core Compliance Work in a good and workmanlike manner, up to a maximum cost to Landlord ("Landlord's Maximum Contribution") of (a) Three Hundred Sixteen Thousand Nine Hundred Fourteen Dollars ($316,914.00) (the "Basic Contribution") plus (b) the cost of the Core Compliance Work ("Compliance Contribution").

        3.2. Tenant Improvement Costs. The cost of the Tenant Improvements ("Tenant Improvement Costs") to be paid by Landlord from, but not in excess of, Landlord's Maximum Contribution shall include:

                (a) The costs of Tenant's Architect in connection with preparation of Design Documents, Construction Drawings, any proposed changes thereof, as-built plans, coordination of the preparation of State of California energy utilization calculations under Title 24 legislation and other work within the scope of its services hereunder;

                (b) All costs of obtaining from the City of San Jose and any other governmental authority, approvals, building permits and occupancy permits, if any;

                (c) All costs of interior design and finish schedule plans and specifications including as-built drawings;



                               EXHIBIT B - Page 2

                (d) All direct and indirect costs of procuring, installing and constructing the Tenant Improvements, including: (i) the construction fee for overhead and profit and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered or provided by Landlord's contractor in connection with construction of the Tenant Improvements; (ii) the cost of any services or utilities made available by Landlord; and (iii) a construction management fee payable to Landlord not to exceed two percent (2%) of the hard costs the Tenant Improvements in excess of One Hundred Thousand Dollars ($100,000.00);

                (e) Without limiting the generality of the foregoing, the Tenant Improvement Costs include all costs of designing, procuring, constructing and installing Tenant Improvements in compliance with Law as applicable and as interpreted at the time of construction of the Tenant Improvements, including with all building codes and the ADA;

                (f) All fees payable to Tenant's Architect if it is required by Tenant, governmental authority or Landlord to redesign any portion of the Tenant Improvements, and all costs in connection with any proposed or approved Change Order in accordance with the provisions of this Workletter; and

                (g) The costs of Landlord's Architect and any other consultants retained by Landlord in connection with review and approval of Design Documents, Construction Drawings and any proposed changes thereof, the costs of Landlord's Engineers with respect to preparation and review of any plans and specifications pursuant to Section 2.2 and any changes therein, and the engineering costs associated with preparation and completion of the State of California energy utilization calculations under Title 24 legislation.

Subject to Section 3.3 of this Workletter, in no event shall the Tenant Improvement Costs include (i) any costs of procuring or installing in the Premises any trade fixtures, equipment, furniture, furnishings, telephone equipment, cabling for any of the foregoing, or other personal property ("Personal Property") to be used in the Premises by Tenant, and the cost of such Personal Property shall be paid by Tenant, or (ii) any costs or expenses of any consultants retained by Tenant with respect to design, procurement, installation or construction of improvements or installations, whether real or personal property, for the Premises.

        3.3. Limitations of Landlord's Obligations. Upon Substantial Completion of the Tenant Improvements in each of Expansion Space A and the Premises, Landlord shall have no further obligation to construct improvements or construct modifications to or changes in the Tenant Improvements, except to complete the punchlist of Landlord Work remaining to be completed or correct any part thereof not in compliance with the Construction Drawings and any approved modifications thereof, as provided in the Lease. If Landlord's Maximum Contribution exceeds the Tenant Improvement Costs, then (a) after final completion of the Tenant Improvements, if Tenant is not then in default, if the Basic Contribution exceeds the Tenant Improvement Costs (excluding any cost of Core Compliance
Work) then such excess shall be payable to Tenant to reimburse Tenant's actual costs of procuring or installing in the Premises Personal Property, consultant's fees and other relocation related costs, which payment shall be due within a reasonable time after written notice from Tenant, which notice shall include substantiation of Tenant's payment of such costs; and (b) thereafter Landlord shall retain such remaining excess and shall have no obligation or liability to Tenant with respect to such excess.

        4. Contractors; Bidding &Costs of Tenant Improvements in Excess of Landlord's Maximum Contribution.

        4.1 As soon as reasonably available after completion and approval by both parties of the Construction Drawings, Landlord shall deliver the Construction Drawings for competitive bid to a minimum of three (3) general contractors acceptable to Landlord (after consultation with Tenant). If desired by Tenant or Landlord, the invitation for bids shall also specify certain subcontractors to be used, provided such subcontractors are approved by Landlord, and subcontractors for work relating to any of the Building systems (including the mechanical, HVAC, electrical, fire or life safety systems shall be subject to Landlord's approval, in its sole discretion). In connection with any request by Tenant to use a particular contractor or subcontractor, Tenant shall provide with such request information concerning such contractor's and subcontractor's qualifications, necessary licenses, references and financial condition for evaluation by Landlord, and such further information, if any, as Landlord reasonably requests.

        4.1 As soon as reasonably available after completion of bidding, Landlord shall select a contractor and shall notify Tenant in writing of the costs, if any, of the Tenant Improvements in excess of the Landlord's Maximum Contribution (such notification shall be referred to as "Landlord's Cost Statement"). Within five (5) days after receipt of Landlord's Cost Statement, Tenant shall, in writing, give Landlord authorization to complete the Tenant Improvements in accordance with the Construction Drawings, and to the extent that there remain any costs of the Tenant Improvements in excess of the Landlord's Maximum Contribution, Tenant shall accompany said authorization with a good check made payable to the order of Landlord in the amount of the excess cost authorized by Tenant of the Tenant Improvements over Landlord's Maximum Contribution. In such authorization, Tenant may, pursuant to the provisions of this Workletter, request a Change Order (defined below) to the approved Construction Drawings to reduce or delete all or part of such excess costs, but any delay in Substantial Completion of Expansion Space A resulting from such request for a Change Order or from the changes so made or necessitated shall be chargeable as Tenant



                               EXHIBIT B - Page 3

                               EXHIBIT B - Page 3


Delay. If such written authorization and check (if applicable) are not received by Landlord, Landlord shall not be obligated to commence work on the Premises and any resulting delay in the completion of Expansion Space A shall be chargeable against Tenant as Tenant Delay as provided in Section 6 of this Workletter and in the Lease.

        5. Changes. If Tenant shall desire any change, addition or alteration in the approved Construction Drawings, Tenant shall promptly request from Tenant's Architect a written proposal for a change order in sufficient detail for (a) Landlord's review and approval, and (b) Landlord's contractor to prepare a change order (the "Change Order") in accordance with such request, unless Landlord objects to the proposed Change Order. Tenant or Tenant's Architect shall concurrently submit such proposal to Landlord, Landlord's Architect, and Landlord's contractor for review and approval. Tenant shall also request that Landlord give, and Landlord shall promptly give, Tenant a written estimate of
(a) the cost of architectural, engineering and consultant's services, if any, for Landlord to review and approve the requested Change Order, (b) the cost of Landlord's contractor's services to prepare the Change Order, (c) the cost of work to be performed pursuant to such Change Order, plus the cost of related general conditions and fees, and (d) the delay in Substantial Completion of Expansion Space A, if any, expected because of such requested Change Order. Landlord shall also give Tenant written notice (a) of Landlord's written approval or disapproval of the requested change in the Tenant Improvements, or
(b) that Landlord requires more detailed engineering and design plans and specifications prepared by Tenant's Architect in order to make a determination. Within three (3) business days following Tenant's receipt of the written estimate provided by Landlord, Tenant shall notify Landlord in writing whether it approves such written estimate. If Tenant approves such estimate, it shall deliver the engineering and design plans and specifications prepared by Tenant's Architect that are necessary for Landlord's contractor to proceed with preparation of the Change Order. Further, if Tenant approves such written estimate and if such cost is in excess of Landlord's Maximum Contribution, Tenant shall accompany such approval with a good check made payable to the order of Landlord in the amount of the estimated cost of preparing the Change Order and performing the work thereto, and the foregoing shall constitute Landlord's authorization to proceed. If such plans and specifications of Tenant's Architect, Tenant's written authorization and Tenant's check, if required, are not received by Landlord within such three (3) business day period, Landlord shall not be obligated to prepare the Change Order or perform any work in connection therewith. Upon completion of the work of the Change Order and submission of the final cost thereof by Landlord to Tenant, Tenant shall promptly pay to Landlord any such additional amounts in excess of Landlord's Maximum Contribution. If any request by Tenant for a change, addition or alteration in the approved Construction Drawings or processing of any Change Order or any change in work due to a Change Order results in any delay in Substantial Completion of Expansion Space A, such delay shall be chargeable as Tenant Delay.

        6. Tenant Delay. If the Substantial Completion of the Tenant Improvements in Expansion Space A is delayed due to Tenant Delay (as defined in the Lease), then Tenant shall be responsible for all costs and any expenses occasioned by such delay, including any costs and expenses attributable to increases in labor or materials, and the provisions of Article Two of the Lease shall apply.

        7. Entry by Tenant. Tenant may, with Landlord's written consent, which will not unreasonably be withheld, enter Expansion Space A during the final four weeks of construction prior to the Expansion Space A Commencement Date for Expansion Space A solely for the purpose of installing Tenant's Personal Property (defined in Section 3.2 above) as long as such entry will not interfere with the timely and orderly construction and completion of Expansion Space A. Tenant shall notify Landlord of its desired time(s) of entry and shall submit for Landlord's approval the scope of the work to be performed and the name(s) of the contractor(s) who will perform such work. Such work and such contractors shall be subject to Landlord's approval in the same manner as for work subject to Section 9.01(a) of the Lease. Such entry shall be without payment of Base Monthly Rent or Rent Adjustments, but such entry and all acts and omissions in connection with it are subject to and governed by all other provisions of the Lease, including Tenant's indemnification obligations, insurance obligations, obligations under Article Seven and the provisions of Section 9.02. Provided, further, Tenant may, after written request by Tenant, with Landlord's written consent, in Landlord's sole discretion, occupy such part of Expansion Space A in which no work is required, and any such early occupancy shall not constitute or advance the Expansion Space A Commencement Date, and shall be subject to and governed by all other provisions of the Lease, including Tenant's indemnification obligations, insurance obligations, obligations under Article Seven and the provisions of Section 9.02, except that Tenant shall pay Base Monthly Rent with respect to such space (regardless of size) equal to twenty-five percent (25%) of the Base Monthly Rent rate applicable to a full floor on a per diem basis starting with the first day of such occupancy and continuing through the day before the Expansion Space A Commencement Date.



                               EXHIBIT B - Page 44

        8. Force and Effect. The terms and conditions of this Workletter supplement the Lease and shall be construed to be a part of the Lease and shall be deemed incorporated in the Lease by this reference. Without limiting the generality of the foregoing, any default by any party hereunder shall have the same force and effect as a default under the Lease. Should any inconsistency arise between this Workletter and the Lease as to the specific matters which are the subject of this Workletter, the terms and conditions of this Workletter shall control.

        IN WITNESS WHEREOF, the parties hereto have executed this Workletter as of the date first set forth in the Lease.

TENANT:                                     LANDLORD:
Calico Commerce, Inc.,                      Metropolitan Life Insurance Company,
a Delaware corporation                      a New York corporation

By      /s/  Alan Naumann                          By      /s/ Edward J. Hayes
        --------------------------------                   ---------------------------------
Its     President and CEO                          Its    Assistant Vice President
       (Chairman of Board, President or
       Vice President

By      /s/ Arthur  F. Knapp, Jr
        --------------------------------

Its     VP/CFO
        --------------------------------
        (Secretary, Assistant Secretary,
        CFO or Assistant Treasurer)



                               EXHIBIT B - Page 5

                                    EXHIBIT C

                              RULES AND REGULATIONS

1. No sidewalks, entrance, passages, courts, elevators, vestibules, stairways, corridors or halls shall be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Premises and if the Premises are situated on the ground floor of the Project, Tenant shall further, at Tenant's own expense, keep the sidewalks and curb directly in front of the Premises clean and free from rubbish.

2. No awning or other projection shall be attached to the outside walls or windows of the Building without the prior written consent of Landlord. No curtains, blinds, shades, drapes or screens shall be attached to or hung in, or used in connection with any window or door of the Premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, drapes, screens and other fixtures must be of a quality, type, design, color, material and general appearance approved by Landlord, and shall be attached in the manner approved by Landlord. All lighting fixtures hung in offices or spaces along the perimeter of the Premises must be of a quality, type, design, bulb color, size and general appearance approved by Landlord.

3. No sign, advertisement, notice, lettering, decoration or other thing shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside or inside of the Premises or of the Project, without the prior written consent of Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant.

4. The sashes, sash doors, skylights, windows and doors that reflect or admit light or air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the window sills or in the public portions of the Project.

5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Project, nor placed in public portions thereof without the prior written consent of Landlord.

6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant to the extent that Tenant or Tenant's agents, servants, employees, contractors, visitors or licensees shall have caused the same.

7. Tenant shall not mark, paint, drill into or in any way deface any part of the Premises or the Project. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct.

8. No animal or bird of any kind shall be brought into or kept in or about the Premises or the Project, except seeing-eye dogs or other seeing-eye animals.

9. Prior to leaving the Premises for the day, Tenant shall draw or lower window coverings and extinguish all lights.

10. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Project, or neighboring buildings or premises, or those having business with them. Tenant shall not throw anything out of the doors, windows or skylights or down the passageways.

11. Neither Tenant nor any of Tenant's agents, servants, employees, contractors, visitors or licensees shall at any time bring or keep upon the Premises any flammable, combustible or explosive fluid, chemical or substance.

12. No additional locks, bolts or mail slots of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any change be made in existing locks or the mechanism thereof. Tenant must, upon the termination of the tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

13. All removals, or the carrying in or out of any safes, freight, furniture, construction material, bulky matter or heavy equipment of any description must take place during the hours which Landlord or its agent may determine from time to time. Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon two-inch thick plank strips to distribute the weight. The moving of safes, freight, furniture, fixtures, bulky matter or heavy equipment of any kind must be made upon previous notice to the Building Manager and in a manner and at times prescribed by him, and the persons employed by Tenant for such work are subject to Landlord's prior approval. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

14. Tenant shall not purchase spring water, towels, janitorial or maintenance or other like service from any company or persons not approved by Landlord. Landlord shall approve a sufficient number of sources of



                               EXHIBIT C - Page 1
such services to provide Tenant with a reasonable selection, but only in such instances and to such extent as Landlord in its judgment shall consider consistent with security and proper operation of the Project.

15. Landlord shall have the right to prohibit any advertising or business conducted by Tenant referring to the Building or the Project which, in Landlord's opinion, tends to impair the reputation of the Building or the Project or its desirability as a first class building for offices and/or commercial services and upon notice from Landlord, Tenant shall refrain from or discontinue such advertising.

16. Landlord reserves the right to exclude from the Building and the Project between the hours of 6:00 p.m. and 8:00 a.m. Monday through Friday, and at all hours on Saturdays, Sundays and legal holidays, all persons who do not present a pass to the Building or the Project, as applicable, issued by Landlord. Landlord may furnish passes to Tenant so that Tenant may validate and issue same. Tenant shall safeguard said passes and shall be responsible for all acts of persons in or about the Building or the Project who possess a pass issued to Tenant.

17. Tenant's contractors shall, while in the Premises or elsewhere in the Project, be subject to and under the control and direction of the Building Manager (but not as agent or servant of said Building Manager or of Landlord).

18. If the Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith at Tenant's expense cause the same to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

19. The requirements of Tenant will be attended to only upon application at the office of the Building or the Project. Building or Project personnel shall not perform any work or do anything outside of their regular duties unless under special instructions from the office of the Landlord.

20. Canvassing, soliciting and peddling in the Project are prohibited and Tenant shall cooperate to prevent the same.

21. No water cooler, air conditioning unit or system or other apparatus shall be installed or used by Tenant without the written consent of Landlord.

22. There shall not be used in any premises, or in the public halls, plaza areas, lobbies, or elsewhere in the Project, either by Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks or dollies, except those equipped with rubber tires and sideguards.

23. Tenant, Tenant's agents, servants, employees, contractors, licensees, or visitors shall not park any vehicles in any driveways, service entrances, or areas posted "No Parking" and shall comply with any other parking restrictions imposed by Landlord from time to time.

24. Tenant shall install and maintain, at Tenant's sole cost and expense, an adequate visibly marked (at all times properly operational) fire extinguisher next to any duplicating or photocopying machine or similar heat producing equipment, which may or may not contain combustible material, in the Premises.

25. Tenant shall keep its window coverings closed during any period of the day when the sun is shining directly on the windows of the Premises.

26. Tenant shall not use the name of the Building or the Project for any purpose other than as the address of the business to be conducted by Tenant in the Premises, nor shall Tenant use any picture of the Building or the Project in its advertising, stationery or in any other manner without the prior written permission of Landlord. Landlord expressly reserves the right at any time to change said name without in any manner being liable to Tenant therefor.

27. Tenant shall not prepare any food nor do any cooking, operate or conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, except that food and beverage preparation by Tenant's employees using microwave ovens or coffee makers shall be permitted provided no odors of cooking or other processes emanate from the Premises. Tenant shall not install or permit the installation or use of any vending machine or permit the delivery of any food or beverage to the Premises except by such persons and in such manner as are approved in advance in writing by Landlord.

28. The Premises shall not be used as an employment agency, a public stenographer or typist, a labor union office, a physician's or dentist's office, a dance or music studio, a school, a beauty salon, or barber shop, the business of photographic, multilith or multigraph reproductions or offset printing (not precluding using any part of the Premises for photographic, multilith or multigraph reproductions solely in connection with Tenant's own business and/or activities), a restaurant or bar, an establishment for the sale of confectionery, soda, beverages, sandwiches, ice cream or baked goods, an establishment for preparing, dispensing or consumption of food or beverages of any kind in any manner whatsoever, or news or cigar stand, or a radio, television or recording studio, theater or exhibition-hall, or manufacturing, or the storage or sale of



                               EXHIBIT C - Page 2
merchandise, goods, services or property of any kind at wholesale, retail or auction, or for lodging, sleeping or for any immoral purposes.

29. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance. Tenant shall not install any machine or equipment which causes noise, heat, cold or vibration to be transmitted to the structure of the building in which the Premises are located without Landlord's prior written consent, which consent may be conditioned on such terms as Landlord may require. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot which such floor was designed to carry and which is allowed by Law.

30. Tenant shall not bring any Hazardous Materials onto the Premises except for those which are in general commercial use and are incidental to Tenant's business office operations and only in quantities suitable for immediate use.

31. Tenant shall not store any vehicle within the parking facility. Tenant's parking rights are limited to the use of parking spaces for short-term parking, of up to twenty-four (24) hours, of vehicles utilized in the normal and regular daily travel to and from the Project. Tenants who wish to park a vehicle for longer than a 24-hour period shall notify the Building Manager or the Project Manager, as applicable, and consent to such long-term parking may be granted for periods up to two (2) weeks. Any motor vehicles parked without the prior written consent of the Building Manager or the Project Manager for longer than a 24-hour period shall be deemed stored in violation of this rule and regulation and shall be towed away and stored at the owner's expense or disposed of as provided by Law.

32. Smoking is prohibited in the Premises, the Building and all enclosed Common Areas of the Project, including all lobbies, all hallways, all elevators, all lavatories and the parking structure.


                               EXHIBIT C - Page 3

                                    EXHIBIT D

                            FORM OF LETTER OF CREDIT

                                    FOR INTERNAL IDENTIFICATION PURPOSES ONLY

                                    Our No. __________    Other __________

                                    Applicant ___________________________

TO:     Metropolitan Life Insurance Company
        [Address]
        Attention:  Assistant Vice President, EIM

IRREVOCABLE LETTER OF CREDIT NO. ___________

        We hereby establish this irrevocable Letter of Credit in favor of the aforesaid addressee ("Beneficiary") for drawings up to United States $__________ effective immediately. This Letter of Credit is issued, presentable and payable at our office at [issuing bank's address] and expires with our close of business on ___________, 19__.

        The term "Beneficiary" includes any successor by operation of law of the named Beneficiary including, without limitation, any liquidator, rehabilitator, receiver or conservator.

        We hereby undertake to promptly honor your sight draft(s) drawn on us, indicating our Credit No. ________, for all or any part of this Credit if presented at our office specified in paragraph one on or before the expiry date or any automatically extended expiry date.

        Except as expressly stated herein, this undertaking is not subject to any agreement, condition or qualification. The obligation of [issuing bank] under this Letter of Credit is the individual obligation of [issuing bank], and is in no way contingent upon reimbursement with respect thereto.

        It is a condition of this Letter of Credit that it is deemed to be automatically extended without amendment for one year from the expiry date hereof, or any future expiration date, unless forty-five (45) days prior to an expiration date we notify you by registered mail that we elect not to consider this Letter of Credit renewed for any such additional period.

        This Letter of Credit is subject to and governed by the Laws of the State of New York and the 1993 revision of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (Publication 500) and, in the event of any conflict, the Laws of the State of New York will control. If this Credit expires during an interruption of business as described in article 17 of said Publication 500, the bank hereby specifically agrees to effect payment if this Credit is drawn against within 30 days after the resumption of business.



                                            Very truly yours,

                                            _____________________________
                                                 [issuing bank]



                               EXHIBIT D - Page 1

                                    EXHIBIT E

          FORM OF SUBORDINATION, NONDISTURBANCE & ATTORNMENT AGREEMENT


RECORDING REQUESTED
BY AND WHEN
RECORDED RETURN TO:

____________________, Esq.
____________________
____________________
____________________

                                 SUBORDINATION,
                                 NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT

NOTICE:   THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT
          AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

                                  DEFINED TERMS

--------------------------------------------------------------------------------
EXECUTION DATE:
--------------------------------------------------------------------------------
BENEFICIARY & ADDRESS:



Attn.:
with a copy to:

--------------------------------------------------------------------------------
TENANT & ADDRESS:

--------------------------------------------------------------------------------
LANDLORD & ADDRESS:

--------------------------------------------------------------------------------
LOAN: A first mortgage loan in the original principal amount of $ from Beneficiary to Landlord.

--------------------------------------------------------------------------------
NOTE: A Promissory Note executed by Landlord in favor of Beneficiary in the amount of the Loan dated as of

--------------------------------------------------------------------------------
DEED OF TRUST: A Deed of Trust, Security Agreement and Fixture Filing dated as
of               executed by Landlord, to                as Trustee, for the
benefit of Beneficiary securing repayment of the Note to be recorded in the records of the County in which the Property is located.

--------------------------------------------------------------------------------
LEASE AND LEASE DATE:  The lease entered into by Landlord and Tenant dated as
of                     covering the Premises.
[Add amendments]

--------------------------------------------------------------------------------
PROPERTY:  [Property Name]
           [Street Address 1]
           [City, State, Zip]

           The Property is more particularly described on Exhibit A.
--------------------------------------------------------------------------------



                               EXHIBIT E - Page 1

                THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made by and among Tenant, Landlord, and Beneficiary and affects the Property described in Exhibit A. Certain terms used in this Agreement are defined in the Defined Terms. This Agreement is entered into as of the Execution Date with reference to the following facts:

                A. Landlord and Tenant have entered into the Lease covering certain space in the improvements located in and upon the Property (the "Premises").

                B. Beneficiary has made or is making the Loan to Landlord evidenced by the Note. The Note is secured, among other documents, by the Deed of Trust.

                C. Landlord, Tenant and Beneficiary all wish to subordinate the Lease to the lien of the Deed of Trust.

                D. Tenant has requested that Beneficiary agree not to disturb Tenant's rights in the Premises pursuant to the Lease in the event Beneficiary forecloses the Deed of Trust, or acquires the Property pursuant to the trustee's power of sale contained in the Deed of Trust or receives a transfer of the Property by a conveyance in lieu of foreclosure of the Property (collectively, a "Foreclosure Sale") but only if Tenant is not then in default under the Lease and Tenant attorns to Beneficiary or a third party purchaser at the Foreclosure Sale (a "Foreclosure Purchaser").

                NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

                1. Subordination. The Lease and the leasehold estate created by the Lease and all of Tenant's rights under the Lease are and shall remain subordinate to the Deed of Trust and the lien of the Deed of Trust, to all rights of Beneficiary under the Deed of Trust and to all renewals, amendments, modifications and extensions of the Deed of Trust.

                2. Acknowledgments by Tenant. Tenant agrees that: (a) Tenant has notice that the Lease and the rent and all other sums due under the Lease have been or are to be assigned to Beneficiary as security for the Loan. In the event that Beneficiary notifies Tenant of a default under the Deed of Trust and requests Tenant to pay its rent and all other sums due under the Lease to Beneficiary, Tenant shall pay such sums directly to Beneficiary or as Beneficiary may otherwise request. (b) Tenant shall send a copy of any notice or statement under the Lease to Beneficiary at the same time Tenant sends such notice or statement to Landlord. (c) This Agreement satisfies any condition or requirement in the Lease relating to the granting of a nondisturbance agreement.

                3. Foreclosure and Sale. In the event of a Foreclosure Sale,

                        (a) So long as Tenant complies with this Agreement and is not in default under any of the provisions of the Lease, the Lease shall continue in full force and effect as a direct lease between Beneficiary and Tenant, and Beneficiary will not disturb the possession of Tenant, subject to this Agreement. Tenant agrees to attorn to and accept Beneficiary as landlord under the Lease and to be bound by and perform all of the obligations imposed by the Lease. Upon Beneficiary's acquisition of title to the Property, Beneficiary will perform all of the obligations imposed on the Landlord by the Lease except as set forth in this Agreement; provided, however, that Beneficiary shall not be: (i) liable for any act or omission of a prior landlord (including Landlord); or (ii) subject to any offsets or defenses that Tenant might have against any prior landlord (including Landlord); or (iii) bound by any rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one month or by any security deposit, cleaning deposit or other sum that Tenant may have paid in advance to any prior landlord (including Landlord); or
        (iv) bound by any amendment, modification, assignment or termination of the Lease made without the written consent of Beneficiary; (v) obligated or liable with respect to any representations, warranties or indemnities contained in the Lease; or (vi) liable to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property which is not entered into by Beneficiary.

                        (b) Upon the written request of Beneficiary after a Foreclosure Sale, the parties shall execute a lease of the Premises upon the same provisions as contained in the Lease between Landlord and Tenant, except as set forth in this Agreement, for the unexpired term of the Lease.

                4. Subordination and Release of Purchase Options. Tenant represents that it has no right or option of any nature to purchase the Property or any portion of the Property or any interest in the Borrower. To the extent Tenant has or acquires any such right or option, these rights or options are acknowledged to be subject and subordinate to the Mortgage and are waived and released as to Beneficiary and any Foreclosure Purchaser.

                5. Acknowledgment by Landlord. In the event of a default under the Deed of Trust, at the election of Beneficiary, Tenant shall and is directed to pay all rent and all other sums due under the Lease to Beneficiary.



                               EXHIBIT E - Page 2

                6. Construction of Improvements. Beneficiary shall not have any obligation or incur any liability with respect to the completion of the improvements in which the Premises are located at the commencement of the term of the Lease.

                7. Notice. All notices under this Agreement shall be deemed to have been properly given if delivered by overnight courier service or mailed by United States certified mail, with return receipt requested, postage prepaid to the party receiving the notice at its address set forth in the Defined Terms (or at such other address as shall be given in writing by such party to the other parties) and shall be deemed complete upon receipt or refusal of delivery.

                8. Miscellaneous. Beneficiary shall not be subject to any provision of the Lease that is inconsistent with this Agreement. Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien or the provisions of the Deed of Trust. This Agreement shall be governed by and construed in accordance with the laws of the State of in which the Property is located.

                9. Liability and Successors and Assigns. In the event that Beneficiary acquires title to the Premises or the Property, Beneficiary shall have no obligation nor incur any liability beyond Beneficiary's then equity interest in the Property, but in no event in excess of Five Million Dollars ($5,000,000), and Tenant shall look solely to such equity interest for the payment and performance of any obligations imposed upon Beneficiary under this Agreement or under the Lease. This Agreement shall run with the land and shall inure to the benefit of the parties and, their respective successors and permitted assigns including a Foreclosure Purchaser. If a Foreclosure Purchaser acquires the Property or if Beneficiary assigns or transfers its interest in the Note and Deed of Trust or the Property, all obligations and liabilities of Beneficiary under this Agreement shall terminate and be the responsibility of the Foreclosure Purchaser or other party to whom Beneficiary's interest is assigned or transferred. The interest of Tenant under this Agreement may not be assigned or transferred except in connection with an assignment of its interest in the Lease which has been consented to by Beneficiary.

                IN WITNESS WHEREOF, the parties have executed this Subordination, Nondisturbance and Attornment Agreement as of the Execution Date.

NOTICE: THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT CONTAINS PROVISIONS WHICH ALLOW THE PERSON OBLIGATED ON THE LEASE TO OBTAIN A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE PROPERTY.

IT IS RECOMMENDED THAT THE PARTIES CONSULT WITH THEIR ATTORNEYS PRIOR TO THE EXECUTION OF THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT.

BENEFICIARY:                        __________________________________,

                                    a _________________________________

                                    By ________________________________

                                    Its _______________________________

TENANT:                             __________________________________,

                                    a _________________________________

                                    By ________________________________

                                    Its _______________________________

LANDLORD:                           __________________________________,

                                    a _________________________________

                                    By ________________________________

                                    Its _______________________________



                               EXHIBIT E - Page 3

       EXHIBIT A OF SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

                              PROPERTY DESCRIPTION



                               EXHIBIT E - Page 4

State of _____________

County of ____________

On ______________, 199_ before me, ____________________, personally appeared
___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature ________________________________         (Seal)




               ***************************************************




State of _____________

County of ____________

On ______________, 199_ before me, ____________________, personally appeared
___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature ________________________________         (Seal)




               ***************************************************




State of _____________

County of ____________

On ______________, 199_ before me, ____________________, personally appeared
___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature ________________________________         (Seal)



                               EXHIBIT E - Page 5

                                    EXHIBIT F
                                EXPANSION SPACE A



                               EXHIBIT F - Page 1

                                    EXHIBIT G
                      ROOF ANTENNA; ROOF SPACE; CABLE PATH

"Antenna" or "Antennas" means only one (1), or two (2) if Tenant exercises its option for a second, receive-only micro dish style satellite antenna(s) and mounting structure, and the design, size and features of each are subject to approval in writing by Landlord prior to installation of the respective Antenna.

"Roof Space" means the space and dimensions thereof to be designated and approved in writing by Landlord prior to installation.

The "Cable Path" route shall be located in the particular location and manner approved in writing by Landlord prior to installation.



                               EXHIBIT G - Page 1

                                     RIDER 1
                           COMMENCEMENT DATE AGREEMENT

Metropolitan Life Insurance Company, a New York corporation ("Landlord"), and Calico Commerce, Inc., a Delaware corporation ("Tenant"), have entered into a certain Office Lease dated as of August 18, 1999 (the "Lease").

WHEREAS, Landlord and Tenant wish to confirm and memorialize the Commencement Date and Expiration Date of the Lease as provided for in Section 2.02(b) of the Lease;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and in the Lease, Landlord and Tenant agree as follows:

        1. Unless otherwise defined herein, all capitalized terms shall have the same meaning ascribed to them in the Lease.

        2. The Expansion Space A Commencement Date (as defined in the Lease) of the Lease is .

        3. The Expiration Date (as defined in the Lease) will be _____________..

        4. Tenant hereby confirms the following:

                (a) that it has accepted possession of Expansion Space A pursuant to the terms of the Lease;

                (b) that the Landlord Work in Expansion Space A is Substantially Complete; and

                (c)     that the Lease is in full force and effect.

        5. Except as expressly modified hereby, all terms and provisions of the Lease are hereby ratified and confirmed and shall remain in full force and effect and binding on the parties hereto.

        6. The Lease and this Commencement Date Agreement contain all of the terms, covenants, conditions and agreements between the Landlord and the Tenant relating to the subject matter herein. No prior other agreements or understandings pertaining to such matters are valid or of any force and effect.

TENANT:                               LANDLORD:

Calico Commerce, Inc.,                Metropolitan Life Insurance Company,
a Delaware corporation                a New York corporation

By  ________________________________        By  ________________________________

    ________________________________            ________________________________
            Print name                                   Print name
Its ________________________________        Its ________________________________

(Chairman of Board, President or Vice President)

By  ________________________________

    ________________________________
            Print name
Its ________________________________
(Secretary, Assistant Secretary, CFO or Assistant Treasurer)



                                RIDER 1 - Page 1

                                     RIDER 2
                              ADDITIONAL PROVISIONS

        This Rider 2 ("Rider") is attached to and a part of a certain Office Lease dated as of August 18, 1999 executed concurrently herewith by Metropolitan Life Insurance Company, a New York corporation, as Landlord, and Calico Commerce, Inc., a Delaware corporation (for purposes of this Rider, "Calico"), as Tenant, for the Premises as described therein (the "Lease").

SECTION 1. DEFINED TERMS; FORCE AND EFFECT

Capitalized terms used in this Rider shall have the same meanings set forth in the Lease except as otherwise specified herein and except for terms capitalized in the ordinary course of punctuation. This Rider forms a part of the Lease. Without limiting the generality of the foregoing, any default by any party hereunder shall have the same force and effect as a default under the Lease. Should any inconsistency arise between this Rider and any other provision of the Lease as to the specific matters which are the subject of this Rider, the terms and conditions of this Rider shall control.

SECTION 2. DELIVERY; COMMENCEMENT DATE; PREMISES LEASED AS-IS; AND CONSTRUCTION

        2.1. Delivery; Commencement Date; AS-IS. Notwithstanding any provision of the Lease to the contrary:

        (a) Prior Sublease. Tenant and Landlord acknowledge that Tenant presently occupies the Premises pursuant to a sublease dated July 31, 1998 between Adobe Systems Incorporated ("Adobe") and Tenant (the "Prior Sublease"). Tenant and Landlord further acknowledge that the Initial Premises is the entire space which Tenant subleases under the Prior Sublease and is part of a larger space which Adobe leases from Landlord (the "Adobe Lease"), and that as of the date of execution hereof, the expiration date of the term of the Prior Sublease is August 31, 1999 and of the Adobe Lease is August 31, 1999.

        (b) Delivery; Commencement Date & Delay in Delivery. Tenant and Landlord agree that Landlord shall be deemed to have delivered possession of the Premises on September 1, 1999 and such date shall be the Commencement Date of the Term of this Lease. Provided however, if Adobe does not relinquish to Landlord possession of the Premises (whether or not Adobe holds over or retains possession of any other part of the larger space under the Adobe Lease) on August 31, 1999 by reason of the holding over by Adobe beyond the expiration date of the Adobe Lease, then Landlord shall not be subject to any liability. In such event, Tenant shall pay Landlord the amount by which the Rent hereunder allocable to the Premises exceeds any rent paid by Tenant to Adobe under the Prior Sublease or, upon written notice from Landlord to Tenant, the full amount of Rent hereunder, and any holdover by Adobe shall not extend the Expiration Date of this Lease and shall not affect the validity of this Lease or the obligations of the Tenant hereunder.

        (c) AS-IS Condition of Premises. Except to the extent of any Landlord Work and Landlord's Maximum Contribution described in the Workletter: (i) Landlord shall deliver the Premises and Building systems serving the Premises to Tenant in their AS IS condition, without any express or implied representations or warranties of any kind by Landlord, its brokers, manager or agents, or the employees of any of them regarding the Premises; and (ii) Landlord shall not have any obligation to construct or install any tenant improvements or alterations or to pay for any such construction or installation. Tenant shall notify Landlord in writing within thirty (30) days after Substantial Completion of the Landlord Work in the Premises of any defects in the materials or workmanship furnished by Landlord in completing the Landlord Work in the Premises. Except for defects stated in such notice, Tenant shall be conclusively deemed to have accepted the Landlord Work AS IS in the condition existing on the date Tenant first takes possession, and to have waived all claims relating to the condition of the Landlord Work. Landlord shall proceed diligently to correct the defects stated in such notice unless Landlord disputes the existence of any such defects. In the event of any dispute as to the existence of any such defects, the decision of Landlord's architect shall be final and binding on the parties. Nothing herein shall be construed as limiting Landlord's general maintenance and repair obligations under this Lease.

        (d) Right of Entry; Tenant's Responsibilities. Landlord shall perform the Landlord Work pursuant to the Workletter after the Commencement Date, provided however, at Landlord's option, but without any obligation to do so, Landlord may commence any Landlord Work to be done in the Premises, including any Core Compliance Work, before the Commencement Date. To the extent that design and construction of any or all of the Landlord Work (for the Premises or Expansion Space A) will require access, work or construction within or through the Premises, Landlord and Landlord's representatives and contractors shall have the right to enter the Premises to perform such work, and Tenant agrees that such entry and work shall not constitute an eviction of Tenant in whole or in part and that rent and other sums due and payable by Tenant under the Lease with respect to the Premises shall in no way be abated or reduced by reason of inconvenience, annoyance, disturbance or injury to the business of Tenant due to such access, work or construction. Tenant shall cooperate with Landlord and Landlord's contractors(s) to allow such access and any necessary coordination of construction, and Landlord shall use reasonable efforts, at Tenant's



                                RIDER 2 - Page 2
expense, to minimize any interference with Tenant's use of the Premises in connection with the Landlord Work.

SECTION 3. LEASE OF EXPANSION SPACE A

        (a) Lease; Definition. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord Expansion Space A (defined below) upon and subject to all of the terms, covenants and conditions of the Lease except as expressly provided herein. "Expansion Space A" is the fifth floor of the Building as shown on Exhibit F to this Amendment. Landlord and Tenant hereby agree that Expansion Space A is conclusively presumed to be 19,548 square feet of Rentable Area.

        (b) Construction; Commencement Date; Term; Rent; Other Provisions. Notwithstanding any provision of the Lease to the contrary, the following provisions shall govern Expansion Space A:

                (1) AS-IS Condition. Except to the extent of any Landlord Work and Landlord's Maximum Contribution described in the Workletter: (i) Landlord shall deliver Expansion Space A and the Building systems serving it to Tenant in their AS IS condition, without any express or implied representations or warranties of any kind by Landlord, its brokers, manager or agents, or the employees of any of them regarding Expansion Space A; and (ii) Landlord shall not have any obligation to construct or install any tenant improvements or alterations or to pay for any such construction or installation. Tenant shall notify Landlord in writing within thirty (30) days after the later of Substantial Completion of the Landlord Work in Expansion Space A or when Tenant takes possession of Expansion Space A of any defects in the materials or workmanship furnished by Landlord in completing the Landlord Work in Expansion Space A. Except for defects stated in such notice, Tenant shall be conclusively deemed to have accepted the Landlord Work AS IS in the condition existing on the date Tenant first takes possession, and to have waived all claims relating to the condition of the Landlord Work. Landlord shall proceed diligently to correct the defects stated in such notice unless Landlord disputes the existence of any such defects. In the event of any dispute as to the existence of any such defects, the decision of Landlord's architect shall be final and binding on the parties. Nothing herein shall be construed as limiting Landlord's general maintenance and repair obligations under this Lease.

                (2) Substantial Completion as to Expansion Space A. As to Expansion Space A "Substantial Completion" shall mean, and Landlord's Work in Expansion Space A shall be deemed "Substantially Complete", when Landlord's Work is complete except for minor insubstantial details of construction, decoration or mechanical adjustments which remain to be done.

                (3) Commencement Date; Term. The Expansion Space A Commencement Date ("ESACD") shall mean, and Landlord shall deliver possession of Expansion Space A to Tenant for occupancy upon, the date of Substantial Completion of Landlord's Work and, upon such delivery, Expansion Space A becomes a part of the Premises, and Tenant's obligation commences to pay Rent with respect to Expansion Space A, but the ESACD shall be advanced from such date to earlier commencement by one day for each day of Tenant Delay (defined below). The Term of this Lease of Expansion Space A shall continue until the Expiration Date of the Term of the Lease as provided above. The parties estimate that Substantial Completion will occur (the "Projected Expansion Space A Commencement Date") November 1, 1999.

                (4) Delayed or Early Delivery of Possession. If Landlord shall be unable to give possession of Expansion Space A on the Projected Expansion Space A Commencement Date by reason of the following: (i) the Landlord Work is not Substantially Complete, (ii) the holding over or retention of possession of any tenant, tenants or occupants, or (iii) for any other reason, then Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances the ESACD and rent with respect to Expansion Space A shall not commence until Expansion Space A is made available to Tenant by Landlord, and no such failure to give possession on the Projected Expansion Space A Commencement Date shall affect the validity of this Lease or the obligations of the Tenant hereunder. Expansion Space A shall be deemed to be ready for Tenant's occupancy in the event Landlord's Work is Substantially Complete, or if the delay in the availability of the Premises for occupancy shall be due to any Tenant Delay and/or default on the part of Tenant. In the event of any dispute as to whether the Landlord Work is Substantially Complete, the decision of Landlord's architect shall be final and binding on the parties. If Landlord delivers possession of Expansion Space A later or earlier than the Projected Expansion Space A Commencement Date, within thirty (30) days following the occurrence of the Expansion Space A Commencement Date, Landlord and Tenant shall enter into an agreement (which is attached as Rider 1 of the Lease) confirming such date. If Tenant fails to enter into such agreement, then the Expansion Space A Commencement Date shall be the date designated by Landlord in such agreement.

        (c) Monthly Rent & Tenant's Share & Parking Commencing Upon Expansion Space A Commencement Date. The amount of Monthly Base Rent due and payable by Tenant accruing on and after the ESACD and monthly thereafter for Expansion Space A and the Premises combined is set forth in Section 1.01(8). The Tenant's Share percentage specified in Section 1.01(13) is the combined Tenant's Share for the Premises on the third and fourth floors and Expansion Space A. The Parking Spaces specified in Section 1.01(17) are the combined Parking Spaces for the Premises on the third and fourth floors and Expansion Space A, subject to reduction pursuant to Section 2.06.



                                RIDER 2 - Page 2

SECTION 4. RIGHT OF FIRST OFFER TO CERTAIN SPACE IN THE BUILDING

        (a) Landlord hereby grants Tenant a one-time right of first offer to lease each allotment of the "Offer Space" (as defined below), upon and subject to the terms and conditions of this Section (the "Offer Right"), and provided that at the time of exercise of such right: (i) Tenant must be in occupancy of the entire Premises then leased by Tenant; and (ii) there has been no material adverse change in Tenant's financial position from such position as of the date of execution of the Lease, as certified by Tenant's independent certified public accountants and as supported by Tenant's certified financial statements, or if Tenant is a company whose stock is publicly traded, then as supported by Tenant's then current, publicly available certified financial statements, copies of which shall be delivered to Landlord promptly upon request following Tenant's exercise of its right hereunder.

        (b) The Offer Space shall mean space in the Building if and as it becomes Available (as described in this Subsection) up to a total of 8,000 rentable square feet in the year 2000, up to a total of 8,000 rentable square feet in the year 2001, and up to a total of the rentable square footage of a full floor in the year 2002. Each respective calendar year specified above applicable to each allotment of Offer Space may be referred to herein as an "Availability Period" and collectively such periods may be referred to as "Availability Periods". Prior to or during the respective Availability Periods Landlord is free to extend any lease, and the space under such lease is not Available, is not subject to Tenant's rights hereunder, and Landlord is not required to give Tenant any notice with respect to such space. Prior to the respective Availability Periods, Landlord is free to lease any space which is or becomes vacant, and such space is not Available, is not subject to Tenant's rights hereunder, and Landlord is not required to give Tenant any notice with respect to such space. Further, if such space remains vacant and not leased when an Availability Period begins and Landlord is then negotiating with another party for the lease of such space, then such space shall not be Available for purposes of this Section, not subject to Tenant's rights hereunder, and Landlord is not required to give Tenant any notice with respect to such space. Tenant's rights hereunder are subject and subordinate to all rights or options to expand (whether mandatory takes, options, right of first offer, right of negotiation, right of first refusal or other style right of expansion) existing as of the Commencement Date of this Lease (collectively, the "Superior Rights") and space is Available only if it is free of such Superior Rights. Within thirty (30) days after written request therefor, but one time only, Landlord shall provide Tenant with a written list of all such Superior Rights and the amount and location of space subject to such Superior Rights, as remain in existence at that time.

        (c) If Offer Space becomes Available during its corresponding Availability Period, or at Landlord's sole option, if during such Availability Period Landlord reasonably expects Offer Space will become Available within such Availability Period, then before Landlord makes any written proposal to any other party for Offer Space, or contemporaneously with making any such proposal, Landlord shall give Tenant written notice ("Landlord's Notice"), which notice identifies the space Available. For a period of five (5) business days after Landlord gives Landlord's Notice (the "Election Notice Period"), Tenant shall have the right to initiate negotiations in good faith for the lease of all (and not less than all) the space identified in Landlord's Notice by giving Landlord written notice ("Election Notice") of Tenant's election to exercise its Offer Right to lease such space. This right only applies to lease all, and not less than all, the space covered by a Landlord's Notice, whether such notice covers increments of more or less than the maximum space allocable to that year, but if such notice covers more than the maximum space allocable to that year, Tenant will not be required to accept more than a full floor. For example, if a full floor becomes available in 2002, Tenant's Offer Right will be only for the full floor, and it will have no right to offer for or take less than the full floor, but if the Offer Space designated in Landlord's notice is more than one full floor, Tenant may exercise the Offer Right as to only a full floor. If, for any reason, an expansion is not consummated for the above allotments (whether or not any was Available during the Availability Period) or for any partial increment covered by a notice of availability from Landlord, Tenant's rights will expire for the total allotment for that year, but will remain for any allotment specified for any year thereafter.

        (d) If Tenant timely gives the Election Notice, Landlord and Tenant shall, during the five (5) business day period following Landlord's receipt of the Election Notice, negotiate in good faith for the lease of the Offer Space. This obligation to negotiate is non-exclusive and nothing herein shall be deemed to prevent Landlord from negotiating with any other party for the Offer Space, whether or not Landlord and Tenant are negotiating for the same, but subject to this obligation to negotiate with Tenant in good faith. Any lease by Tenant of Offer Space pursuant to this Offer Right must be a minimum five (5) year term and in addition, the term of all other space then leased by Tenant, either through the initial lease or through subsequent expansions, must be extended to become coterminous with the expiration date for the lease of the new Offer Space at an extension rent rate then negotiated. Unless and until the parties agree upon the extension rent, rent for the new Offer Space and all other terms and conditions for the lease of the new Offer Space, Tenant shall not be entitled to take any of the applicable Offer Space.

        (e) If Tenant either fails or elects not to exercise its Offer Right as to the Offer Space covered by Landlord's Notice by not giving its Election Notice within the Election Notice Period, or if Tenant gives Tenant's Election Notice but Tenant and Landlord do not execute (i) a written letter of intent reflecting the significant business terms for the lease of the Offer Space within ten (10) business days after delivery of the Election Notice, and (ii) a corresponding form prepared by Landlord of amendment to this Lease within five
(5) business days after Landlord gives Tenant such form, then in any such event Tenant's Offer Right shall be null and void as to the particular space identified in the applicable Landlord's Notice and the



                                RIDER 2 - Page 2
remaining allotment of Offer Space for that Availability Period not previously leased to Tenant, but the Offer Right shall not thereby be nullified or voided as to any allotment(s) of Offer Space for subsequent Availability Periods, if any.

        (f) This Offer Right is personal to Calico and may not be used by, and shall not be transferable or assignable (voluntarily or involuntarily) to any person or entity, provided however, so long as the Occupancy Requirement (defined below) is satisfied (but otherwise regardless of occupancy by a subtenant under a sublease permitted pursuant to Article Ten), this right may be exercised by Calico or by an Affiliate which is an assignee of the Lease and which has complied with Section 10.01(e) of the Lease, and such Affiliate may exercise the right without Tenant joining in or consenting to such exercise, and notwithstanding any provision of the Lease to the contrary (including Section 10.04),Tenant shall remain liable for all obligations under the Lease, including those resulting from any such exercise with the same force and effect as if Tenant had joined in such exercise. For purposes of this Lease, Occupancy Requirement shall mean Calico, or an Affiliate which is an assignee of the Lease and which has complied with Section 10.01(e) of the Lease, is conducting business at and occupying at least sixty percent (60%) of the Premises ("Occupancy Requirement").

        (g) Upon the occurrence of any of the following events at any time prior to the time the Offer Space is to be added to the Premises, Landlord shall have the option, exercisable at any time prior to the time the Offer Space is to be added to the Premises, to terminate all of the provisions of this Section with respect to the Offer Right, with the effect of canceling and voiding any prior or subsequent exercise so this Offer Right is of no force or effect:

                (i) Tenant's failure to timely exercise the Offer Right in accordance with the provisions of this Section.

                (ii) The existence at the time Tenant exercises the Offer Right or at the time the Offer Space is to be added to the Premises of any default on the part of Tenant under the Lease beyond any applicable notice and grace period, provided, for purposes of this Section only, that with respect to a monetary default, Landlord has given Tenant notice of such default.

                (iii) Tenant's third default under the Lease (beyond any applicable notice and grace period, provided, for purposes of this Section only, that with respect to a monetary default, Landlord has given Tenant notice of such default) prior to the date the Offer Space is to be added to the Premises, notwithstanding that all such defaults may subsequently be cured.

        (h) Without limiting the generality of any provision of the Lease, time shall be of the essence with respect to all of the provisions of this Section.

        (i) In the event Tenant exercises Tenant's Termination Option (defined below), from and after the date of such exercise, this Offer Right shall terminate and be of no further force or effect, including any rights or obligations with respect to any Offer Space which is the subject of any then-pending Landlord's Notice, Election Notice or discussions and which has yet been leased to Tenant, and at any time thereafter Landlord shall be free to lease and/or otherwise grant options or rights to such space on any terms and conditions whatsoever free and clear of the Offer Right.

SECTION 5. RIGHT OF FIRST OFFER TO CERTAIN SPACE IN THE SECOND TOWER

        (a) Landlord hereby grants Tenant a one-time right of first offer for two floors (which location will be determined by Landlord) (the "Second Tower Offer Space") of the Second Tower, if it is built by Landlord, upon and subject to the terms and conditions of this Section (the "Second Tower Offer Right") , and provided that at the time of exercise of such right: (i) Tenant must be in occupancy of the entire Premises then leased by Tenant; and (ii) there has been no material adverse change in Tenant's financial position from such position as of the date of execution of the Lease, as certified by Tenant's independent certified public accountants, and as supported by Tenant's certified financial statements, or if Tenant is a company whose stock is publicly traded, then as supported by Tenant's then current, publicly available certified financial statements, copies of which shall be delivered to Landlord promptly upon request following Tenant's exercise of its right hereunder. Said Second Tower Offer Right shall be null and void in any of the following events: (a) Metropolitan Life Insurance Company ("MetLife") sells or transfers to a buyer or other transferee who is not a MetLife Affiliate (defined below) any one or more of the following: the Building, the parcel for the Second Tower, or the development rights and/or ownership of the Second Tower; (b) MetLife ground leases or master leases the parcel for the Second Tower and/or the Second Tower; (c) MetLife otherwise leases to a single tenant the entire Second Tower or the entire Second Tower except for space on or below its ground floor or on its roof. The Second Tower may or may not be built, and MetLife or any successor as Landlord shall have no obligation to build it and shall have no liability whether or not it is built. For purposes hereof, MetLife Affiliate shall mean any corporation or other business entity which is owned or controlled by, owns or controls, or is under common ownership or control with MetLife.

        (b) Before Landlord makes any written proposal to any other party for space (except a proposal described in items (b) or (c) of the next to the last sentence of Subsection (a) above, or



                                Rider 2 - Page 4
contemporaneously with making any such proposal, Landlord shall give Tenant written notice ("Landlord's Notice"), which notice identifies the Second Tower Offer Space Landlord proposes to lease to Tenant. For a period of ten (10) business days after Landlord gives Landlord's Notice (the "Election Notice Period"), Tenant shall have the right to initiate negotiations in good faith for the lease of all (and not less than all) the Second Tower Office Space identified in Landlord's Notice by giving Landlord written notice ("Election Notice") of Tenant's election to exercise its Second Tower Offer Right to lease such space.

        (c) If Tenant timely gives the Election Notice, Landlord and Tenant shall, during the fifteen (15) business day period following Landlord's receipt of the Election Notice, negotiate in good faith for the lease of the Second Tower Offer Space. This obligation to negotiate is non-exclusive and nothing herein shall be deemed to prevent Landlord from negotiating with any other party for the Second Tower Offer Space, whether or not Landlord and Tenant are negotiating for the same, but subject to this obligation to negotiate with Tenant in good faith.

        (d) If Tenant either fails or elects not to exercise its Second Tower Offer Right as to the Second Tower Offer Space covered by Landlord's Notice by not giving its Election Notice within the Election Notice Period, or if Tenant gives Tenant's Election Notice but Tenant and Landlord do not execute (i) a written letter of intent reflecting the significant business terms for the lease of the Second Tower Offer Space within fifteen (15) business days after delivery of the Election Notice, and (ii) a corresponding form prepared by Landlord of lease or amendment to this Lease within thirty (30) business days after Landlord gives Tenant such form, then in any such event Tenant's Second Tower Offer Right shall be null and void, and at any time thereafter Landlord shall be free to lease and/or otherwise grant options or rights to such space on any terms and conditions whatsoever free and clear of the Second Tower Offer Right.

        (e) This Second Tower Offer Right is personal to Calico and may not be used by, and shall not be transferable or assignable (voluntarily or involuntarily) to any person or entity, provided however, so long as the Occupancy Requirement is satisfied (but otherwise regardless of occupancy by a subtenant under a sublease permitted pursuant to Article Ten), this right may be exercised by Calico or by an Affiliate which is an assignee of the Lease and which has complied with Section 10.01(e) of the Lease, and such Affiliate may exercise the right without Tenant joining in or consenting to such exercise, and notwithstanding any provision of the Lease to the contrary (including Section 10.04),Tenant shall remain liable for all obligations under the Lease, including those resulting from any such exercise with the same force and effect as if Tenant had joined in such exercise.

        (f) Upon the occurrence of any of the following events at any time prior to the time the Second Tower Offer Space is to be added to the Premises, Landlord shall have the option, exercisable at any time prior to the time the Second Tower Offer Space is to be added to the Premises, to terminate all of the provisions of this Section with respect to the Second Tower Offer Right, with the effect of canceling and voiding any prior or subsequent exercise so this Second Tower Offer Right is of no force or effect:

                (i) Tenant's failure to timely exercise the Second Tower Offer Right in accordance with the provisions of this Section.

                (ii) The existence at the time Tenant exercises the Second Tower Offer Right or at the time the Second Tower Offer Space is to be added to the Premises of any default on the part of Tenant under the Lease beyond any applicable notice and grace period, provided, for purposes of this Section only, that with respect to a monetary default, Landlord has given Tenant notice of such default.

                (iii) Tenant's third default under the Lease (beyond any applicable notice and grace period, provided, for purposes of this Section only, that with respect to a monetary default, Landlord has given Tenant notice of such default) prior to the date the Second Tower Offer Space is to be added to the Premises, notwithstanding that all such defaults may subsequently be cured.

        (g) Without limiting the generality of any provision of the Lease, time shall be of the essence with respect to all of the provisions of this Section.

        (h) In the event Tenant exercises Tenant's Termination Option (defined below), from and after the date of such exercise, this Second Tower Offer Right shall terminate and be of no further force or effect, including any rights or obligations with respect to any Second Tower Offer Space which is the subject of any then-pending Landlord's Notice, Election Notice or discussions and which has yet been leased to Tenant, and at any time thereafter Landlord shall be free to lease and/or otherwise grant options or rights to such space on any terms and conditions whatsoever free and clear of the Second Tower Offer Right.

SECTION 6. TERMINATION OPTION

Landlord hereby grants Tenant a single option (the "Termination Option") to accelerate the Expiration Date of the Term of the Lease, upon and subject to the terms and conditions set forth below:



                                Rider 2 - Page 5

        (a) Exercise. The Termination Option is exercisable only by written notice (the "Termination Notice") given by Tenant to Landlord no later than the last day of the twenty-seventh (27th) month after the Commencement Date. Exercise of this Termination Option shall accelerate the Expiration Date to that date (the "Early Termination Date") which is the last day of the thirty-sixth
(36th) month after the Expansion Space A Commencement Date.

        (b) Termination Fee. No later than thirty (30) days before the Early Termination Date, Tenant shall pay Landlord the sum of the following: (i) the amount equal to One Million Five Hundred and Eighty-four Thousand Five Hundred and Seventy Dollars and No Cents ($1,584,570.00) payable with respect to the Premises and Expansion Space A; plus (ii) the amount with respect to any subsequent expansion space added to the Premises hereunder or leased pursuant to Tenant's Offer Right or Second Tower Offer Right or otherwise and then leased by Tenant as of the Early Termination Date, which amount will be as subsequently negotiated and agreed upon by Landlord and Tenant as part of the negotiation of the terms for the lease of any such additional space (the "Termination Fee").

        (c) Conditions. Notwithstanding anything to the contrary contained herein, all rights of Tenant pursuant to the Termination Option shall terminate at Landlord's option upon written notice from Landlord to Tenant, and shall be of no further force and effect, whereupon no prior exercise of the Termination Option shall be of any force or effect, and the Lease shall continue in full force and effect in the event that Tenant fails to timely deliver the Termination Fee to Landlord.

        (d) After Exercise. Upon and after Tenant's exercise of the Termination Option, all of the terms and conditions of the Lease shall continue to apply except the Expiration Date of the Lease shall be the Early Termination Date and the term of the Lease shall be adjusted accordingly. Without limiting the generality of the foregoing, in addition to payment of the Termination Fee, Tenant shall timely pay Landlord all other amounts as and when they become due and payable under the Lease accruing through the Early Termination Date.

        (e) Option Personal. The Termination Option is personal to Calico and may not be exercised by, and shall not be transferable or assignable (voluntarily or involuntarily) to any other person or entity, provided however, regardless of any occupancy by a subtenant under a sublease permitted pursuant to Article Ten, this right may be exercised by Calico or by an Affiliate which is an assignee of the Lease and which has complied with Section 10.01(e) of the Lease, and such Affiliate may exercise the right without Tenant joining in or consenting to such exercise, and notwithstanding any provision of the Lease to the contrary (including Section 10.04),Tenant shall remain liable for all obligations under the Lease, including those resulting from any such exercise with the same force and effect as if Tenant had joined in such exercise.

        (f) Time. Without limiting the generality of any provision of the Lease, time shall be of the essence with respect to all of the provisions of this Section.

SECTION 7. MONUMENT SIGNAGE

        (a) Grant of Right; Additional Rent. So long as the Occupancy Requirement is satisfied, Tenant shall have the non-exclusive right to place a single monument and tenant identification sign thereon located outside the Building subject to the terms and conditions set forth in this Section ("Monument Sign Right"). Nothing contained herein shall prohibit or limit Landlord in granting other tenants of the Project or Building rights to install monuments or other signs on or at the Project or Building or space leased to such tenants. In the event that Tenant ceases to operate its business at and occupy at least sixty percent (60%) of the Premises (other than as a result of events beyond Tenant's control, such as casualty or condemnation), Landlord shall have the right to suspend this sign right, upon thirty (30) days prior written notice to Tenant, until such time as Tenant resumes operation of its business at and occupancy of at least sixty percent (60%) or more of the Premises.

        (b) General Conditions & Requirements. The size, type, style, materials, color, method of installation and exact location of the sign, and the contractor for and all work in connection with the sign, contemplated by this Section shall
(i) be subject to Tenant's compliance with all Laws and obtaining all necessary governmental approvals; (ii) be consistent with the design of the Building and the Project; (iii) be further subject to Landlord's prior written approval, in its sole but reasonable discretion, of the location, size, design and all matters with respect to the monument and tenant's identification sign thereon; provided, however, that the size of Tenant's sign shall be similar to the Paolo's monument sign in existence at the Project as of the date of execution of this Lease. Tenant shall, at its sole cost and expense, comply with the foregoing requirements and procure, install, maintain such monument and Tenant's identification sign thereon.

        (c) Removal & Restoration. Upon the expiration, termination or suspension of the Monument Sign Right, but in no event later than the expiration of the Term or earlier termination of the Lease, Tenant shall, at its sole cost and expense: (i) remove Tenant's identification sign on the monument, and (ii) at Landlord's request, remove the monument and repair and restore the area in which it was located to the condition prior to such installation.



                                Rider 2 - Page 6

        (d) Advance Notice; No Liens. Tenant shall keep the Building and Project free of all liens and the provisions of Article Nine shall apply with respect to all work and materials performed and provided in connection with such sign, and Tenant shall give Landlord at least ten (10) days prior written notice of the intended commencement of work in connection with such sign in order to allow Landlord time to post appropriate notices of non-responsibility.

        (e) Right Personal. The Monument Sign Right under this Section is personal to Calico and may not be used by, and shall not be transferable or assignable (voluntarily or involuntarily) to any person or entity, provided however, so long as the Occupancy Requirement is satisfied (but otherwise regardless of occupancy by a subtenant under a sublease permitted pursuant to Article Ten), this right may be exercised by Calico or by an Affiliate which is an assignee of the Lease and which has complied with Section 10.01(e) of the Lease, and such Affiliate may exercise the right without Tenant joining in or consenting to such exercise, and notwithstanding any provision of the Lease to the contrary (including Section 10.04),Tenant shall remain liable for all obligations under the Lease, including those resulting from any such exercise with the same force and effect as if Tenant had joined in such exercise.

SECTION 8. ROOF ANTENNA

        8.1 Grant of License. Landlord hereby grants Tenant two options, either or both of which shall be exercised, if at all, by Tenant giving Landlord written notice no later than December 31, 2000, for a non-exclusive license (the "License") to use for the permitted use described below and for no other use, and hereby and by exercise of any such option, Tenant accepts from Landlord said license to so use the Roof Space:

                (a) part of the open space on the roof (the "Roof") of the Building in the particular location set forth on Exhibit G hereto (the "Roof Space") for one or two antennas, as defined in Exhibit G hereto (the "Antenna" or "Antennas"); and

                (b) one (1) path for electrical wiring to connect the Antenna to the Building's electricity, if any, and one (1) path for television, telecommunications, fiber optic or coaxial cable or related connection from the Antenna through the route to below the Roof in the particular location and manner approved in writing by Landlord prior to installation pursuant to Section 8.7, and continuing to the Premises through the Building's existing risers, conduits and shafts, subject to reasonable space limitations and Landlord's requirements for use of such areas (such path or paths are collectively referred to as the "Cable Path" and all such electrical and other connections are referred to collectively as "Connections").

        8.2 Permitted Use. The permitted use is solely to install, operate, maintain and use, for the sole purpose of reception of data and communication signals, the following: (a) the Antenna (defined in Exhibit G hereto) within the Roof Space; and (b) the Connections necessary to connect the Antenna with Tenant's related equipment located in the Premises, running through the Cable Path. The Antenna and Connections are collectively referred to as the "Equipment".

        8.3 Term. The term of the License shall commence upon the date of exercise of each respective option and shall terminate upon the earlier of (i) the date of expiration or earlier termination of the Lease Term or of Tenant's right to possession of the Premises; (ii) the date on which any Law requires the removal or prohibits the use of the Equipment; (iii) at Landlord's option, as an additional remedy hereunder, exercisable by written notice to Tenant in the event that the Equipment or manner of installation is not in compliance with the provisions hereof; or (iv) as provided in Section 8.5 below. Except as otherwise provided in this Lease, this License shall not be revocable and shall continue for the full term, unless sooner terminated as otherwise provided in this Article. Notwithstanding any provision of this License to the contrary, Tenant shall have the right to terminate this License, as to either or both Antennas, prior to the expiration or termination of the Lease upon Tenant's giving Landlord not less than thirty (30) days prior written notice.

        8.4 License Non-Exclusive. Tenant shall not have the exclusive right to antenna use and space at the Building or Project. Tenant acknowledges and agrees that Landlord has previously granted others rights to use the Roof or other areas of the Building or the Project for antennas or other equipment for the reception or transmission of data or other signals, and that the rights granted to Tenant pursuant to this License are expressly subject and subordinate to the rights previously granted to others, whether or not such others have exercised such rights as of the date of the Lease, and the Equipment shall not interfere with any antennas and equipment now or hereafter installed pursuant to any such rights on the Roof or at the Project. Tenant further acknowledges and agrees that Landlord shall have the right hereafter to grant similar or other rights to third parties to use the Roof or other space at the Building or Project for antennas or other devices for the reception or transmission of data or other signals.

        8.5 Interference.

                (a) Without limiting the generality of any other provision hereof, Tenant shall ensure that the installation, maintenance, operation and use of the Equipment shall not (i) damage or interfere in any way (whether due to microwave, radio frequency, electronic, electromagnetic or other interference) with operation or use of any systems, equipment or devices (whether electrical, communications, computer or any other type of systems, equipment or devices) serving or in use now or hereafter by the Building, the Project or the



                                Rider 2 - Page 7
occupants or licensees of either; or (ii) subject Landlord to risk of civil or criminal damages or penalties. If the installation, maintenance operation or use of the Equipment causes such damage or interference or subjects Landlord to such damages or penalties, or if Landlord determines in its good faith discretion that there is a reasonable basis indicating that such installation, maintenance, operation or use is so causing such interference or subjecting Landlord to such damages or penalties, then upon notice from Landlord (which may be verbal notice in the event of any actual interference so long as it is followed by written notice), Tenant shall immediately stop the activity causing such interference or subjecting Landlord to such damages or penalties and shall not resume such activity unless and until it may be resumed without causing such interference or subjecting Landlord to such damages or penalties. Without limiting the generality of the foregoing, and as an additional remedy of Landlord, if Tenant is not able to resume such activity without causing such interference or subjecting Landlord to such damages or penalties, then at Landlord's option, exercisable by written notice to Tenant, Landlord may terminate this License.

                (b) If there is material interference with Tenant's ability to operate its Equipment at the Roof Space caused by Landlord or Landlord's employees', agents' or contractors' acts or omissions, or caused by another entity whose use of the Roof or other part of the Project and whose equipment thereon interferes with Tenant's permitted use hereunder, Landlord shall exercise good faith efforts to alleviate the cause of said interference, subject to the rights of such entity. If said interference is not alleviated within thirty (30) days, Landlord shall make a good faith effort to allow Tenant to relocate to other mutually acceptable Roof space where the Equipment properly functions, which site thereafter will be substituted for the space originally designated as the Roof Space. If Landlord does not offer or the parties do not agree upon a mutually acceptable relocation site, Tenant shall have the right to cancel and terminate this License as its sole and exclusive remedy hereunder.

        8.6 Condition; Services; Security; Access.

                (a) Tenant shall accept the Roof Space and Cable Path in its condition and "as-built" configuration existing on the date or dates of exercise of the option or options, as applicable. Landlord has made no promise to alter or improve the Roof Space or the Cable Path and no representation respecting their condition unless and except as expressly set forth herein.

                (b) Tenant may connect to and use the Building's electricity, subject to the provisions of the Lease governing use of electricity and all requirements of this Lease, and without limiting the generality of the foregoing, Tenant acknowledges and agrees that Tenant shall pay all costs associated with such use, including without limitation, installation, maintenance and repair of any Connections and of any separate meter required by Landlord.

                (c) Landlord is not obligated to furnish any security for the Roof Space or Cable Path. Tenant assumes full responsibility for protecting from theft or damage the Equipment and any other tools or equipment that Tenant may use in connection with the installation, repair or maintenance of the Equipment, assumes all risk of theft, loss or damage, waives any claim with respect thereto against Landlord and its property manager (and the employees, owners, partners and agents of each), and hereby indemnifies and agrees to hold harmless and defend such parties from any claims, losses, liabilities, damages or expenses arising out of the foregoing, including without limitation, subrogation claims by Tenant's insurers.

                (d) Landlord shall allow Tenant access to the Roof Space and Cable Path for the purposes of installation, maintenance and repair of the Equipment during normal business hours of the Building upon Tenant's reasonable advance request, subject to reasonable rules and restrictions of Landlord.

        8.7 Installation. Tenant or Tenant's employees, agents or contractor, subject to Landlord's prior written approval, shall install the Equipment at Tenant's sole cost and expense. The Equipment and work related to its installation ("Installation Work") shall be subject to (a) obtaining Landlord's prior written approval of plans and specifications, which approval shall not be unreasonably withheld, and Tenant acknowledges and agrees that, without limiting the generality of the foregoing, it shall be reasonable for Landlord to disapprove any Antenna which exceeds the height of the Roof parapet or any mounting structure or method of attachment to the Roof which would penetrate or damage the Roof membrane; and (b) all additional requirements that apply with respect to alterations by Tenant to the Premises under the Lease. Tenant shall comply with all Roof load limitations. Installation Work shall be completed in accordance with the foregoing, in accordance with all applicable Law, and in a good and workmanlike manner in cooperation with Landlord. All labor used by Tenant or any of Tenant's agents or contractors shall be compatible with then existing labor in the Building. Tenant shall notify Landlord of the date of substantial completion of the installation of the Equipment.

        8.8 Roof Damage. Any damage to the Roof or any other portion of the Building resulting from the installation, operation, maintenance or removal of the Equipment, including without limitation, leakage, water damage or damage to the roof membrane, shall be repaired by Landlord at Tenant's sole cost and expense. Tenant shall reimburse Landlord for any costs and expenses so incurred by Landlord within thirty (30) days after Landlord's written request therefor. Tenant shall, at Tenant's sole cost and expense, provide protection to the roof membrane as Landlord may deem necessary so that such membrane is not damaged by personnel in connection with installation, operation, maintenance or removal.



                                Rider 2 - Page 8

        8.9 Compliance With Laws. Tenant shall comply with all local, state and federal Laws, regulations and governmental agency requirements applicable to the installation and operation of the Equipment. Tenant shall be responsible for obtaining, if required, any building permits, and any licenses or permits which may be required by the Federal Communication Commission (FCC), the Federal Aviation Administration (FAA) or any other governmental agency having jurisdiction over the Equipment or the Building. If necessary, Landlord agrees reasonably to cooperate with Tenant, at Tenant's expense, to obtain any appropriate licenses or permits. Without limiting the generality of the foregoing, (a) if required by any such governmental agencies or by Landlord, Tenant will paint the dish portion of the Antenna, and (b) if required by the FCC, FAA or other governmental agency, Tenant shall install a waterproof label on the Antenna specifying the name, address and phone number of the Tenant and the name and phone number of a person to contact in an emergency.

        8.10 Destruction/Condemnation. In the event the Roof is damaged to such a degree that the Antenna can no longer be operated or the Roof Space is taken by power of eminent domain, Tenant may immediately terminate its rights hereunder by providing written notice to Landlord. In the event of such a casualty or condemnation and provided that the Lease has been terminated because of such casualty or condemnation pursuant to the provisions therein, this License may also be terminated by Landlord simultaneous with the Lease termination, otherwise any damage to the Roof shall be repaired by Landlord, subject to all provisions of and limitations of the Lease.

        8.11 Termination; Equipment As Property of Tenant. Upon the expiration or sooner termination of this License, Tenant shall immediately cease using the Roof Space and Cable Path. Tenant shall, at its own cost and expense, immediately remove the Equipment and shall restore the Roof Space and areas affected by the cabling installations to the condition in which they were found prior to the installation of the Equipment, reasonable wear and damage by casualty excepted. The Equipment shall be considered personal property of Tenant. Provided, however, if Tenant fails timely to remove the Equipment, it shall be deemed abandoned and may be claimed by Landlord or removed and disposed of by Landlord at Tenant's expense.

        8.12 Temporary Removal Of Antenna. Tenant, at its sole expense, shall remove or relocate the Equipment on a temporary basis and upon ten (10) days written notice from Landlord at any time Landlord determines such removal or relocation is reasonably necessary or appropriate for the expeditious repair, replacement, alteration, improvement or additions to or of the Roof or any area of the Cable Path, or to access any such areas for Building needs.

        8.13 General Provisions; Rent; Default; Landlord Access; Liability; Indemnification. Tenant and Landlord acknowledge and agree that the Roof Space is not a part of the Premises, but agree that except as otherwise provided in this Lease this License shall be upon and subject to the same conditions, covenants and terms contained in the Lease as apply with respect to the Premises, including without limitation, those pertaining to any act or omission in connection with Tenant's use, compliance with Laws, rent, utilities, repairs, alterations, default, indemnification and waiver of claims of the Lease, as fully as if the Roof Space and Cable Path were part of the Premises and as if the use under this License and all acts or omissions with respect to this License occurred in the Premises, provided that notwithstanding any provision of the Lease or of the foregoing to the contrary, Landlord and Tenant agree as follows: (a) for this License Tenant shall not be obligated to pay Landlord any separate fee ("Antenna Rent") under the Lease; (b) any default by Tenant or Landlord under any condition, term or covenant of this License shall be deemed a default by such party under the Lease, subject to the same rights and remedies of the parties with respect to, and with the same effect as, a default under other provisions of the Lease; (c) any restriction (if any) on Landlord's access and entry to the Premises set forth in the Lease shall not apply to the Roof Space, and Landlord shall have full and unrestricted access over and to all areas of the Roof, and others having equipment or installations on the Roof shall have full and unrestricted access over and to the areas of the Roof on which such equipment or installations are located; (d) if the real estate taxes or insurance premiums for the Building are increased as a result of the installation of the Equipment, then Tenant shall pay its share of any such increase directly attributable to such installation upon notice from Landlord, which notice shall include evidence of such increase; and (e) Tenant shall insure the Equipment under Tenant's liability and casualty insurance policies required under the Lease and provide Landlord with proof of same.

SECTION 9. OPTION TO EXTEND

        (a) Landlord hereby grants Tenant a single option to extend the initial Term of the Lease for an additional period of five (5) years (such period may be referred to as the "Option Term"), as to the entire Premises as it may then exist, upon and subject to the terms and conditions of this Section (the "Option To Extend"), and provided that at the time of exercise of such right: (i) Tenant must be in occupancy; and (ii) there has been no material adverse change in Tenant's financial position from such position as of the date of execution of the Lease, as certified by Tenant's independent certified public accountants, and as supported by Tenant's certified financial statements, copies of which shall be delivered to Landlord with Tenant's written notice exercising its right hereunder.

        (b) Tenant's election (the "Election Notice") to exercise the Option To Extend must be given to Landlord in writing no earlier than the date which is twelve (12) months before the Expiration Date and no later than the date which is nine (9) months prior to the Expiration Date. If Tenant either fails or elects



                                Rider 2 - Page 9
not to exercise its Option to Extend by not timely giving its Election Notice, then the Option to Extend shall be null and void.

        (c) The Option Term shall commence immediately after the expiration of the initial Term of the Lease. Tenant's leasing of the Premises during the Option Term shall be upon and subject to the same terms and conditions contained in the Lease except that (i) the Monthly Base Rent and, if applicable, the Operating Expenses Base Year, the Taxes Base Year and parking charges pursuant to the Lease shall be amended to equal the "Option Term Rent", defined and determined in the manner set forth in the immediately following Subsection; (ii) the Security Deposit, if any, shall be increased within fifteen (15) days after the Prevailing Market Rent has been determined to equal one hundred percent (100%) of the highest monthly installment of Monthly Base Rent thereunder; (iii) Tenant shall accept the Premises in its "as is" condition without any obligation of Landlord to repaint, remodel, repair, improve or alter the Premises or to provide Tenant any allowance therefor; and (iv) there shall be no further option or right to extend the term of the Lease. If Tenant timely and properly exercises the Option To Extend, references in the Lease to the Term shall be deemed to mean the initial Term as extended by the Option Term unless the context clearly requires otherwise.

        (d) The Option Term Rent shall mean the greater of (i) the Monthly Base Rent and parking charges payable by Tenant under this Lease calculated at the rate applicable for the last full month of the initial Term, with Rent Adjustments based upon the Operating Expenses Base Year and Taxes Base Year as defined in Section 1.03 (collectively, "Preceding Rent") or (ii) the "Prevailing Market Rent". As used herein Prevailing Market Rent shall mean the rent and all other monetary payments and escalations, including consumer price increases, that Landlord could obtain from a third party desiring to lease the Premises for a term equal to the Option Term and commencing when the Option Term is to commence under market leasing conditions, and taking into account the following: the size, location and floor levels of the Premises; the type and quality of tenant improvements; age and location of the Project; quality of construction of the Project the; financial strength of Tenant; services to be provided by Landlord or by tenant; the rent, all other monetary payments and escalations obtainable for leases of space comparable to the Premises in the Project and in the Comparable Buildings, and other factors that would be relevant to such a third party in determining what such party would be willing to pay therefor, provided, however, that Prevailing Market Rent shall be determined without reduction or adjustment for "Tenant Concessions" (as defined below), if any, being offered to prospective new tenants of comparable space. For purposes of the preceding sentence, the term "Tenant Concessions" shall include, without limitation, tenant improvement allowances and work, moving allowances, and lease takeovers. The determination of Prevailing Market Rent based upon the foregoing criteria shall be made by Landlord, in the good faith exercise of Landlord's business judgment and using the best available market data. Within thirty (30) days after Tenant's exercise of the Option To Extend, Landlord shall notify Tenant of Landlord's determination of Option Term Rent for the Premises. If Landlord's determination of Prevailing Market Rent is greater than the Preceding Rent, and if Tenant, in Tenant's sole discretion, disagrees with the amount of Prevailing Market Rent determined by Landlord, Tenant may elect to revoke and rescind the exercise of the option by giving written notice thereof to Landlord within thirty (30) days after notice of Landlord's determination of Prevailing Market Rent.

        (e) This Option to Extend is personal to Calico and may not be used by, and shall not be transferable or assignable (voluntarily or involuntarily) to any person or entity.

        (f) Upon the occurrence of any of the following events, Landlord shall have the option, exercisable at any time prior to commencement of the Option Term, to terminate all of the provisions of this Section with respect to the Option to Extend, with the effect of canceling and voiding any prior or subsequent exercise so this Option to Extend is of no force or effect:

                (i) Tenant's failure to timely exercise the Option to Extend in accordance with the provisions of this Section.

                (ii) The existence at the time Tenant exercises the Option to Extend or at the commencement of the Option Term of any Default on the part of Tenant under the Lease, provided, for purposes of this Section only, that with respect to a monetary default, Landlord has given Tenant notice of such default.



                                Rider 2 - Page 10

        (g) Without limiting the generality of any provision of the Lease, time shall be of the essence with respect to all of the provisions of this Section.

        IN WITNESS WHEREOF, the parties hereto have executed this Rider 2 as of the date first set forth in the Lease.

TENANT:                                    LANDLORD:
-------                                    ---------
Calico Commerce, Inc.,                     Metropolitan Life Insurance Company,
a Delaware corporation                     a New York corporation

By      /s/  Alan Naumann                          By     /s/ Edward J. Hayes
        --------------------------------                  --------------------------------
Its     President and CEO                          Its    Assistant Vice President
        --------------------------------                  --------------------------------
        (Chairman of Board, President or
        Vice President

By      /s/ Arthur F. Knapp, Jr
        --------------------------------

Its     VP/CFO
        --------------------------------
        (Secretary, Assistant Secretary,
        CFO or Assistant Treasurer)



                                Rider 2 - Page 11